                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4781

                      SENTINEL PENNSYLVANIA TAX-FREE TRUST

                 National Life Drive, Montpelier, Vermont 05604

                            Sentinel Advisors Company
                 National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3900

Date of fiscal year end:   November 30, 2003

Date of reporting period:  November 30, 2003

ITEM 1.  REPORT TO SHAREHOLDERS
----------------------------------------------------------------------------

                                 Sentinel Funds

                                 Annual Report

                                November 30, 2003


[GRAPHIC APPEARS HERE]

.................................................................................

[LOGO]
Sentinel Group Funds, Inc. (SGF)

Sentinel Pennsylvania
Tax-Free Trust (PA)

National Life Drive,
Montpelier, Vermont 05604

(800) 282-FUND (3863)


--------------------------------------------------------------------------------
Table of Contents

  3  Message to Shareholders
  6  Understanding your Sentinel Funds Financial Statements
  7  Fund Performance
  8  Sentinel Investment Team
  9  Sentinel Flex Cap Opportunity Fund
 16  Sentinel Small Company Fund
 24  Sentinel Mid Cap Growth Fund
 30  Sentinel International Equity Fund
 37  Sentinel Growth Index Fund
 43  Sentinel Common Stock Fund
 49  Sentinel Balanced Fund
 57  Sentinel High Yield Bond Fund
 65  Sentinel Capital Markets Income Fund
 72  Sentinel Bond Fund
 77  Sentinel Tax-Free Income Fund
 82  Sentinel New York Tax-Free Income Fund
 87  Sentinel Government Securities Fund
 92  Sentinel Short Maturity Government Fund
 99  Sentinel U.S. Treasury Money Market Fund
103  Sentinel Pennsylvania Tax-Free Trust
108  Notes to Financial Statements
116  Report of Independent Auditors
117  Information and Services for Shareholders
117  Federal Tax Status of Dividends and Distributions
120  Directors/Trustees and Officers
125  A Brief History

On the cover:
All that glitters...

Only 14 states currently boast gold domes on their capitol buildings. All were built during the same time period. In this original oil by Douglas Fryer, which can also be seen in full color on the Sentinel Web site (www.sentinelfunds.com), the gold dome of "The Statehouse" in Montpelier, Vermont, built in 1906, seems in competition with the autumn colors that lure thousands of sightseers to Vermont each year.

.................................................................................

                                   In Memoriam
               Joseph M. Rob . April 30, 1942 - October 28, 2003

[GRAPHIC APPEARS HERE]
Joseph M. Rob
Chairman and CEO
The Sentinel Companies

     It is our very sad duty to report that Joseph M. Rob, Chairman & CEO of the Sentinel Companies, died unexpectedly Tuesday, October 28, 2003.

     Joe's career spanned three decades at National Life Insurance Company and its affiliates which provide numerous services to the Sentinel Funds. He brought enormous energy and creativity to all of his endeavors, and his leadership coincided with the extraordinary growth and vitality of Sentinel. Deeply devoted to his family - his wife Mary Ann and their three children - he also cared deeply about his colleagues, the associates with whom he worked, and the company to which he was unfailingly loyal.

     Joe held numerous positions of leadership at the time of his death, serving as CEO of Sentinel Management Company and Sentinel Financial Services Company, Chairman of Equity Services, Inc. and American Guaranty & Trust Company, and President of the Sentinel Funds and Sentinel Variable Products Trust. He began his career at National Life as an advanced sales consultant in 1973 and was widely admired for his prodigious knowledge of all aspects of financial services. A consummate professional, Joe Rob was a leader within the Sentinel Companies and National Life Group who will be deeply missed.

     With the entire Sentinel and National Life family, we extend our heartfelt condolences to the Rob family.

.................................................................................

                             Message to Shareholders

[GRAPHIC APPEARS HERE]
Thomas H. MacLeay
Chairman

[GRAPHIC APPEARS HERE]
Kenneth R. Ehinger
President

Dear Shareholder:

We begin our letter this year with a tribute to Joe Rob who, until his untimely death in October of this year, served as Chairman & President of Sentinel Funds. As you know, Joe played a critical role in helping to grow our fund company to its current position as one of the most respected names in the industry. The members of the Sentinel family will sorely miss Joe's wit, intelligence and business acumen, and we wish to extend our deepest condolences to his family.

     While the 12 months ending November 30, 2003 produced very positive returns for most investment products, it was, nevertheless, a difficult period for the mutual fund industry in general. Headlines focused on a number of fund companies, which were investigated primarily for offenses called "late trading" and "market timing."

Late Trading
A "late trade" is one that is accepted after the close of the New York Stock Exchange (normally 4 p.m. Eastern Time - the time at which mutual fund companies calculate performance and share prices for the day), but at that day's price. SEC regulations stipulate that trades received after 4 p.m. receive the next day's prices.

     Late trading enables a trader to make investment decisions based on information that was not known at the time the fund's prices were set, but which will impact the next day's prices. One industry observer likened the practice to betting on a horse race after the race has already been run. Late trading is illegal and has never been sanctioned by Sentinel.

Market Timing
Broadly speaking, market timing is an attempt to lock in gains through the aggressive and recurrent shifting of assets among different types of funds or other investments in response to relatively minor market movements, or by manipulating technical circumstances such as the closing times of markets operating in other geographic locations (such as Asia).

     In mutual funds, timing is most commonly a process whereby traders seek to gain a performance advantage by manipulating their trades to take advantage of the difference in closing times of markets in other parts of the world.

     Timing is not illegal, but it can be disruptive and very undesirable. Such trading may result in otherwise unnecessary administrative and execution expenses. Further, because fund managers may be forced to keep more of their portfolios invested in cash in order to satisfy the liquidation orders created by timers, performance can be negatively affected.

     At Sentinel, some funds have, in the past, experienced market timing activity. However, Fund management has worked to develop the tools necessary to prevent this activity from adversely affecting the Funds. By the end of fiscal 2002, well before this issue became a focus of regulators, management believes that market timing activity had been largely eliminated. Sentinel's "Excessive Trading Policy," which is designed to enable Fund management to protect shareholders against market timing abuses, is outlined in the prospectus.

     In addition to our Excessive Trading Policy, we have instituted a number of other measures and policies aimed at protecting shareholder equity. These include, but are not limited to, the following:
..  We review transactions on a daily basis, to monitor trading activity.
.. Each day at 4 p.m. E.T., our transfer agent's processing system automatically changes to the next business day, so mutual fund trades coming in after that time receive the next day's price.
.. We regularly seek assurances from financial representatives and other intermediaries that they follow all relevant rules and regulations, as well as Sentinel's internal policies and procedures regarding the timely handling of mutual fund orders.
.. Within the past year, we have employed various new services, such as the Plexus trade analysis system, to objectively measure the efficiency and effectiveness of the equity traders who execute trades for our funds. We also strive to keep trading costs low by devoting a significant portion of our trading commissions to "execution-only" brokers.
.. We now utilize the FT Interactive Data "Fair Value" Pricing System each day to calculate share values on Sentinel International Equity Fund. This sophisticated pricing system takes into account a number of factors reflecting overseas markets, and eliminates much of the advantage market timers seek in these types of funds.

     It is also worth noting that portfolio managers at Sentinel have signed statements indicating that they have not been involved in any improper trading. In addition, all Sentinel employees adhere to a strict Code of Ethics that has been in place for many years.

     We ask that you bear in mind, however, that despite these measures and policies, we cannot guarantee that no fraudulent or abusive trading will ever be submitted to, or processed by, Sentinel. The sheer complexity of the mutual fund industry, in which thousands of trades are implemented by thousands of independent brokers each day for individual and "bundled" accounts such as retirement plans, makes such a claim impossible.

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.................................................................................

     But you can rest assured that we remain committed to justifying the trust you have placed in us by adhering to the above policies and procedures to the very best of our ability - and that we will continue to manage the money you have entrusted to us in accordance with the very highest ethical standards. Our motto - "Integrity Since 1934" - acknowledges not only our long history, but this most important of all commitments. We have always taken it very seriously and shall certainly continue to do so.

The Economy
The economic recovery began slowly in the first quarter. Gross Domestic Product
(GDP) grew only 1.4% during the first three months of the year, as uncertainty about the outcome of the war with Iraq caused consumers and businesses to hold back on their spending. Nevertheless, the underlying forces for a stronger recovery were already gathering at that time.

     The Federal Reserve Board provided ample liquidity, keeping interest rates low. Consumers used the low interest-rate environment to reduce their financial obligations by refinancing their mortgages. Real disposable income grew at a steady pace as a result of continued strong productivity gains.

     Strong consumer spending helped to lift second quarter growth in real GDP to 3.3%. Business spending started to show some signs of life, but most businesses seemed to feel that it would be more prudent to wait for improved profits and cash flow before making substantial outlays for new equipment. Higher levels of government spending also added to the economy's growth rate during the quarter.

     In July, consumers started to reap the benefits of the Bush
Administration's tax cut plan passed by Congress in 2002. Income tax withholding rates were lowered across the board and many families received refund checks based on the new level of child tax credits. The additional income provided by the tax cut program gave a strong boost to consumer spending. This was especially true for large-ticket items such as automobiles and consumer electronics products.

     Corporate profits, which had started to tick up in the second quarter, increased sharply in the third quarter. Operating profits grew 22% over their levels from a year earlier and businesses responded to the higher profits by stepping up spending dramatically. New spending by businesses on equipment and software surged 15.4% in the quarter. The net result of this increased spending was that GDP growth increased to 8.2% for the quarter, the highest for any one quarter in 19 years.

     It seems likely that economic growth will slow somewhat from the pace set in the third quarter. However, most economists agree that we are currently in the midst of a recovery and the consensus view (according to First Call) is that corporate profits will be up 20% or more again in the fourth quarter.

     With consumer confidence having just rebounded to a new 12-month high and with businesses now spending again on new equipment, we expect the recovery to become self-reinforcing as we proceed through 2004. Tax refund checks in 2004 should be larger than normal (the full impact of the retroactive tax cuts for 2003 were not captured by the drop in withholding rates that were put into place last July) and these additional funds are likely to provide another boost to spending. Businesses will also need to rebuild inventories that were depleted during the third quarter. We envision GDP growth on the order of 3.5-4.0%, and we expect another solid gain in corporate profits in this environment.

The Financial Markets

Equity Markets
Stocks started the year with declines from December to February, reflecting investor concerns about the outlook for corporate profits and the outcome of the war in Iraq. The market bottomed in March, then began a strong recovery that lasted the rest of the fiscal year as investors' fears with regard to the strength of the economic recovery began to ease. For the 12 months ending November 30, 2003, the Standard & Poor's 500 Index gained 15.1%, the Dow Jones Industrial Average was up 12.6%, and the NASDAQ gained 33.2%. In general, small stocks performed better than large stocks, and growth stocks outperformed value stocks. Low-priced stocks, stocks with higher risk profiles, and even stocks with no current earnings were among the best performers for the year.

     This pattern of returns is not unusual in a year of economic recovery. Investors tend to flock to companies that have the most leverage to upside earnings surprises when the outlook for profits begins to improve. Often, these companies are the ones that have suffered the most during the downturn, and they have also often done the most cost cutting. It is not that surprising, therefore, that they can offer investors the biggest potential gains when economic growth improves.

     All of Sentinel's equity funds enjoyed strong gains during the 12 months ended November 30, 2003. The two largest gainers were the Mid Cap Growth Fund, which was up 32.2% for the period substantially outperforming the 26.4% return of its Morningstar peer group, and the Small Company Fund, which was up 30.4% during the fiscal year. The Flex Cap Opportunity Fund earned a 23.0% return for the period and the International Equity Fund was up 19.6%. Finally, the Common Stock Fund and the Balanced Funds earned 16.7% and 14.8%, respectively, both finishing in the top third of their respective peer group universes.

     As noted earlier, stronger-than-expected economic growth, particularly in the third quarter, led to a 22% surge in year-over-year reported profits. Companies benefited from strong growth in productivity, as they were able to step up production without adding significantly to payrolls. Raw-material prices increased during the year, but not enough to offset the positive effects of muted wage gains and sharp gains in productivity. As a result, after-tax profit margins improved steadily during the year, and are now back to relatively high levels.

.................................................................................

     This year's gains in stock prices have left some market observers concerned about overall valuation levels. Others point to the fact that this year's surge in corporate profits has left the market no more expensive today than it was a year ago. The market currently sells at about 17 times estimated earnings for the S&P 500 for 2004, which is in line with its multiple a year ago, when estimates for forward looking earnings were much lower.

     Our outlook calls for corporate earnings to increase another 12-15% over the next 12 months as the economic recovery continues. While the market's price/earnings multiple could contract if interest rates rise over that period, companies that deliver strong earnings gains should once again deliver solid returns.

Fixed Income Markets
As we predicted at this time last year, the bond market generally provided investors more modest returns for the fiscal year ended November 30, 2003. Volatility remained the norm, with the U.S. Treasury 10-Year Note trading in a 3.1% to 4.6% range over the period. However, interest rates ended the 12-month period with little change from their beginning levels. After falling to their lowest levels in 50 years in the second quarter of 2003, interest rates rose sharply to begin the third quarter, experiencing their highest percentage increase in nearly 25 years. The yield on the U.S. Treasury 10-year Note rose a stunning 150 basis points in just six weeks. Stronger-than-expected U.S. economic growth, coupled with the perception that the Federal Reserve would be successful in re-inflating the U.S. economy, led to a massive liquidation in the bond market. Since July 2003, the 10-Year Note has traded in a 4.0 to 4.5% range and seems destined to remain there for quite some time.

     The Federal Reserve eased monetary policy once during the period, by 25 basis points, keeping the Federal Funds rate at historical lows at the current 1%. The Fed seems content at leaving interest rates low for the foreseeable future to insure that U.S. economic growth gains traction. As a result, the U.S. Treasury yield curve continued to remain extremely steep by historical standards. The Lehman U.S. Treasury Index produced a 3.98% return for the 12-month period ended November 30th 2003.

     Prepayments on mortgage-backed securities surged to record levels as homeowners rushed to lock in these historically low interest rates. In fact, the mortgage-backed securities (MBS) market did not even exist the last time interest rates were this low. However, certain parts of the MBS market performed extremely well, particularly Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments. The Lehman MBS Index returned 3.04% for the period.

     Investor confidence re-emerged strongly in the corporate bond market, after a year of unprecedented corporate malfeasance. Investors were quick to recognize the beginning trend of balance sheet de-leveraging and higher accounting and accountability standards, aggressively buying the corporate bond sector. In addition, with interest rates at historical lows, yield-hungry investors made lower-rated corporate debt their asset class of choice, due to their attractive yield spread to U.S. Treasury issues. Lower quality securities vastly outperformed higher quality ones as evidenced by the Lehman Indices, where the Baa Index returned 13.83% for the period, versus a 4.96% for the Aaa Index. The Lehman Credit Index produced astonishing returns over the period, with the Lehman High Yield Index up 27.88%. Of particular note, securities rated Caa and lower returned between 60% and 85%. However, prior to this period, the 5-year annualized return of the Lehman High Yield Corporate Bond Index was a scant 0.38%.

     Going forward, we expect the fixed-income market to produce modest returns over the next 12 months. With interest rates still near historical lows, it seems just a matter of time before rates start their ascent. However, even with stronger U.S. economic growth on the horizon, the Fed will likely be reluctant to raise interest rates until there is clear and indisputable evidence that inflation is becoming a problem. In any case, the bond market should be way ahead of the Fed.

Summary and Brief Look Ahead
Following three straight years of negative returns for stocks, investors entered 2003 with low expectations. A combination of positive factors, including tax cuts, low interest rates, and strong productivity gains produced earnings gains that consistently exceeded expectations. Consumer spending was helped by steady gains in real disposable income, and business spending increased sharply in response to gains in profits and cash flow. As we look ahead to 2004, the economy appears to be in the midst of a self-reinforcing recovery. Barring some unforeseen negative event, we would expect corporate profits to show solid gains in 2004. While we expect stock indices to move higher in this environment, we believe their gains could well be smaller than in 2003.

     We thank you for your continued support, will continue to work hard to earn your trust, and look forward to helping you meet your investment goals in the years ahead.

Sincerely,


/s/ Thomas H. MacLeay
Thomas H. MacLeay
Chairman


/s/ Kenneth R. Ehinger
Kenneth R. Ehinger
President

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.................................................................................

             Understanding your Sentinel Funds Financial Statements

(1) Schedule of Investment in Securities

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:
     .  a list of each investment
     . the number of shares/par amount of each stock, bond or short-term note . the market value of each investment
     .  the percentage of investments in each industry
     .  the percent and dollar breakdown of each category

(2) Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

     Net Assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

(3) Statement of Operations

This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund OPERATIONS include:
     .  income earned from investments
     .  management fees and other expenses
     . gains or losses from selling investments (known as realized gains or losses)
     . gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

(4) Statement of Changes in Net Assets

These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:
     . operations - a summary of the Statement of Operations for the most recent period
     .  distributions - income and gains distributed to shareholders
     . capital share transactions - shareholders' purchases, reinvestments, and redemptions
Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

(5) Financial Highlights

These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:
     .  share price at the beginning of the period
     .  investment income and capital gains or losses
     .  income and capital gains distributions paid to shareholders
     .  share price at the end of the period
It also includes some key statistics for the period:
     . total return - the overall percentage return of the fund, assuming reinvestment of all distributions
     . expense ratio - operating expenses as a percentage of average net assets . net income ratio - net investment income as a percentage of average net assets
     . portfolio turnover - the percentage of the portfolio that was replaced during the period.

6

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.................................................................................

                                Fund Performance

Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.

                                                                 For the period from
                                                              12/01/02 through 11/30/03
                                                  --------------------------------------------------
                                                  11/30/03
                                                  Net Asset                   Capital
Sentinel                    Fund        Nasdaq    Value Per     Income          Gain          Total
Fund                        Class       Symbol      Share      Dividends    Distributions    Return*
----------------------------------------------------------------------------------------------------
Flex Cap Opportunity      "A" Shares    SCOAX     $    4.33    $      --    $          --      23.01%
                          --------------------------------------------------------------------------
                          "B" Shares    SFCBX          4.16           --               --      21.64
                          --------------------------------------------------------------------------
                          "C" Shares    SFOCX          4.18           --               --      21.51
----------------------------------------------------------------------------------------------------
Small Company             "A" Shares    SAGWX          6.74           --               --      30.37
                          --------------------------------------------------------------------------
                          "B" Shares    SESBX          6.06           --               --      29.21
                          --------------------------------------------------------------------------
                          "C" Shares    SSCOX          6.58           --               --      29.27
----------------------------------------------------------------------------------------------------
Mid Cap Growth            "A" Shares    SNTNX         13.64           --               --      32.17
                          --------------------------------------------------------------------------
                          "B" Shares    SMGBX         12.74           --               --      30.53
                          --------------------------------------------------------------------------
                          "C" Shares    SMGCX         13.01           --               --      30.23
----------------------------------------------------------------------------------------------------
International Equity      "A" Shares    SWRLX         13.82         0.19             0.07      19.61
                          --------------------------------------------------------------------------
                          "B" Shares    SEWBX         13.53         0.03             0.07      18.03
                          --------------------------------------------------------------------------
                          "C" Shares    SWFCX         13.59           --             0.07      17.64
----------------------------------------------------------------------------------------------------
Growth Index              "A" Shares    SIDAX         13.82         0.06               --      11.73
                          --------------------------------------------------------------------------
                          "B" Shares    SBGRX         13.40           --               --      10.65
                          --------------------------------------------------------------------------
                          "C" Shares    SGICX         12.84           --               --       8.81
----------------------------------------------------------------------------------------------------
Common Stock              "A" Shares    SENCX         29.76         0.19               --      16.67
                          --------------------------------------------------------------------------
                          "B" Shares    SNCBX         29.46         0.01               --      15.57
                          --------------------------------------------------------------------------
                          "C" Shares    SCSCX         29.41         0.01               --      15.32
----------------------------------------------------------------------------------------------------
Balanced                  "A" Shares    SEBLX         15.90         0.25               --      14.75
                          --------------------------------------------------------------------------
                          "B" Shares    SEBBX         15.95         0.13               --      13.74
                          --------------------------------------------------------------------------
                          "C" Shares    SBACX         15.92         0.09               --      13.56
                          --------------------------------------------------------------------------
                          "D" Shares    SBLDX         15.84         0.07               --      13.28
----------------------------------------------------------------------------------------------------
High Yield                "A" Shares    SEHYX          8.20         0.62               --      18.71
                          --------------------------------------------------------------------------
                          "B" Shares    SYLBX          8.19         0.57               --      17.87
                          --------------------------------------------------------------------------
                          "C" Shares    SHBCX          8.26         0.54               --      17.54
----------------------------------------------------------------------------------------------------
Capital Markets Income    "A" Shares**  SECMX         11.25         0.30               --      15.61
                          --------------------------------------------------------------------------
                          "B" Shares**  SMKBX         11.24         0.26               --      15.11
                          --------------------------------------------------------------------------
                          "C" Shares**  SMKCX         11.25         0.27               --      15.29
----------------------------------------------------------------------------------------------------
Bond                      "A" Shares    SNBDX          6.22         0.28               --       7.23
                          --------------------------------------------------------------------------
                          "B" Shares    SEDBX          6.25         0.23               --       6.43
----------------------------------------------------------------------------------------------------
Tax-Free Income           "A" Shares    SETIX         13.52         0.52               --       4.97
----------------------------------------------------------------------------------------------------
New York Tax-Free
 Income                   "A" Shares    SYIAX         12.56         0.47               --       6.49
----------------------------------------------------------------------------------------------------
Government Securities     "A" Shares    SEGSX         10.38         0.46               --       4.85
----------------------------------------------------------------------------------------------------
Short Maturity
 Government               "A" Shares    SSIGX          9.54         0.41               --       1.79
----------------------------------------------------------------------------------------------------
U.S. Treasury Money
 Market                   "A" Shares    SNTXX          1.00       0.0032               --       0.32
                          --------------------------------------------------------------------------
                          "B" Shares    SUBXX          1.00       0.0022               --       0.22
----------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free
 Trust                    "A" Shares    SPATX         13.32         0.46               --       5.51
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Standard & Poor's 500 +                                  --           --               --      15.08
----------------------------------------------------------------------------------------------------
Lehman Aggregate Bond
 Index ++                                                --           --               --       5.18
----------------------------------------------------------------------------------------------------
Lehman Municipal Bond
 Index +++                                               --           --               --       6.65
----------------------------------------------------------------------------------------------------

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values without regard to sales charges. Past performance is no guarantee of future results.
 **  Commenced operations March 10, 2003.
  + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
+++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

.................................................................................

                          The Sentinel Investment Team

[GRAPHIC APPEARS HERE]

"Perhaps more than at any other time in mutual fund industry history, the events of the past year have brought into focus the value of the partnership between investment management experience and integrity. Our motto - "Integrity Since 1934" - speaks to that partnership in the same way that your fund group's consistently strong performance, relative to many similar funds and market benchmarks, speaks to the Sentinel Investment Team members' average experience of more than 18 years apiece.

"Our investment approach has always been a disciplined one focusing on independent thinking, in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role. But the most important factor continues to be our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach that has not only withstood the test of time, but is perhaps even more appropriate than ever in today's investment environment."

                                                                  Rodney A. Buck

Standing, left to right: Karissa A. McDonough, CFA, Assistant Vice President & Fixed Income Analyst; Joseph A. Feeney, Vice President & Head Equity Trader; Betsy G. Pecor, CFA, Assistant Vice President & Equity Analyst; Daniel J. Manion, CFA, Vice President & Co-Manager - Sentinel Common Stock Fund; Deborah
R. Healey, Vice President & Equity Trader; David O'Neal, CFA, Vice President & Equity Analyst; Kenneth J. Hart, Vice President and Manager - Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Pennsylvania Tax-Free Trust; Co-Manager - Sentinel Bond Fund; Charles C. Schwartz, CFA, Vice President, Equity Analyst and Co-Manager - Sentinel Growth Index Fund; Daniel E. Gass, CFA, Vice President - Fixed Income Research; Bruce R. Bottamini, CFA, Vice President - Fixed Income Research; William C. Kane, CFA, Vice President - Fixed Income Research; Darlene A. Coppola, Money Market Trader & Manager - Sentinel U.S. Treasury Money Market Fund.

Seated, left to right: Robert L. Lee, CFA, Senior Vice President & Manager-Sentinel Mid Cap Growth Fund; Lead Manager - Sentinel Growth Index Fund; David
M. Brownlee, CFA, Senior Vice President & Manager - Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund; Co-Manager - Sentinel Bond Fund, Sentinel Balanced Fund; Van Harissis, CFA, Senior Vice President & Lead Manager - Sentinel Common Stock Fund; Co-Manager - Sentinel Balanced Fund; Rodney A. Buck, CFA, Chief Executive Officer - Sentinel Advisors Company; Scott
T. Brayman, CFA, Senior Vice President & Manager - Sentinel Small Company Fund; Thomas H. Brownell, CFA, Senior Vice President & Director, Bond Research; Hilary
T. Roper, CFA, Vice President & Equity Analyst.

Not pictured: Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund, Sentinel Capital Markets Income Fund; Erik B. Granade, CFA, Manager - Sentinel International Equity Fund; David Hyun, CFA, Manager - Sentinel Flex Cap Opportunity Fund.

.................................................................................

    Sentinel Flex Cap Opportunity Fund seeks long-term capital appreciation by investing primarily in "growth" stocks of companies of all sizes listed on U.S. exchanges or the over-the-counter market.

                       Sentinel Flex Cap Opportunity Fund

While the 12 months ended November 30, 2003 was an exceptionally strong period for equity securities, the beginning of the period saw the collapse of most equity indices, with growth stocks leading the downturn. Escalating tensions in Iraq and North Korea, continued political turmoil in Venezuela, a weak holiday shopping season and the highest unemployment rate in eight years, Prompted investors to begin unloading their equity positions. As 2002 wound down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, investors appeared to be cautiously optimistic that 2003 would bring an ultimate end to three straight years of market declines.

This is the period we have been anticipating: consumers have been carrying the lion's share of the economy; now, companies are adding the missing element. It is a potent recipe...

     The negative momentum continued into the first quarter of 2003, as fears about a potential war with Iraq began to trump economic fundamentals. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the first quarter, and mid and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

     The second quarter sustained this positive momentum, with most equity indices moving substantially higher during the period. Reassured by the swift and decisive allied victory in Iraq and better-than-expected first-quarter profits, investors found good reason to get back into the market in April. Stocks of all market capitalizations and styles surged higher during the first month of the quarter, and this positive trend continued into May. Most equity indices moved higher, with small-cap growth stocks leading the way. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis-point rate cute in June, investors pushed stocks slightly higher during the final month of the quarter.

     Equity prices continued to rise throughout the third quarter, with small-cap growth stocks leading the advance. Encouraged by upbeat earnings news from tech giants such as Microsoft and Ericsson, investors pushed most indices higher in July. The general market optimism continued into August. Buyers dominated the market during the second month of the quarter, as personal income and personal spending experienced significant growth. Furthermore, despite a blackout of the Eastern Seaboard on August 14th, investor confidence continued to rise on the perpetual strength of the housing market and strong profit numbers from retailers such as Home Depot, Lowe's and Wal-Mart. Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September. Stocks were dragged down during the final month of the quarter, due to bearish news in the labor markets and OPEC's surprise decision to cut oil output. However, positive momentum returned in October and November, following an upbeat outlook from the Federal Reserve and news of the fastest GDP growth in 20 years.

     For the 12 months ended November 30, 2003, the Fund outperformed the S&P 500 Index. The Fund benefited from an overweighting in the strong information technology sector and solid security selection in the health care and financials sectors in beating the benchmark.

Sentinel Flex Cap Opportunity Fund Performance
Class A Shares, February 25, 2000 inception through November 30, 2003

[CHART APPEARS HERE]

               Flex Cap
             Opportunity   Morningstar
                Fund        Large Cap
              with/load      Growth      S&P 500

 2/25/2000         10000         10000     10000
 3/27/2000          9111         10463     11252
 4/11/2000          7790          9827     10914
 5/11/2000          6992          9272     10690
 6/10/2000          7724          9957     10953
 7/11/2000          7410          9749     10782
 8/10/2000          8094         10588     11451
  9/9/2000          7467          9920     10847
 10/9/2000          6736          9448     10801
 11/8/2000          5776          8367      9950
 12/8/2000          5805          8256      9999
  1/7/2001          5852          8493     10353
  2/6/2001          5159          7302      9410
  3/8/2001          4674          6587      8814
  4/7/2001          5178          7267      9499
  5/7/2001          5282          7214      9562
  6/6/2001          5092          7028      9329
  7/6/2001          4969          6785      9238
  8/5/2001          4579          6246      8660
  9/4/2001          4199          5597      7961
 10/4/2001          4332          5840      8113
 11/3/2001          4684          6387      8735
 12/3/2001          4779          6420      8811
  1/2/2002          4589          6280      8683
  2/1/2002          4342          5998      8515
  3/3/2002          4541          6255      8836
  4/2/2002          4294          5849      8300
  5/2/2002          4123          5717      8239
  6/1/2002          3781          5247      7653
  7/1/2002          3420          4843      7056
 8/15/2002          3363          4845      7102
 9/14/2002          3202          4417      6331
10/14/2002          3306          4760      6888
11/13/2002          3344          5062      7293
 12/3/2002          3107          4712      6865
  1/2/2003          3126          4622      6685
  2/1/2003          3126          4580      6585
  3/3/2003          3202          4655      6649
  4/2/2003          3458          4992      7196
  5/2/2003          3667          5260      7575
  6/1/2003          3734          5310      7671
  7/1/2003          3819          5458      7807
 8/15/2003          3895          5596      7959
 9/14/2003          3791          5488      7874
10/14/2003          4066          5825      8320
11/13/2003          4114          5882      8393

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+  An unmanaged index of stocks reflecting average prices in the stock market.

[GRAPHIC APPEARS HERE]

     Looking ahead, we believe the U.S. economy is headed for a very robust start in 2004. Attention will inevitably begin to turn to the election of 2004, and to the national security concerns posed by North Korea and Iraq. But absent something

.................................................................................

truly dramatic, we think these concerns will not have much bearing on economic activity. This is the period we have been anticipating: consumers have been carrying the lions share of the economy; now, companies are adding the missing element. It is a potent recipe, and it could mean higher, faster and more sustainable growth than we have seen in over two years.


/s/ David Hyun
David Hyun, CFA
Fred Alger Management Company

.................................................................................

                       Sentinel Flex Cap Opportunity Fund

Investment in Securities
at November 30, 2003
                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Common Stocks 98.3%
  Biotechnology 5.9%
* Amgen, Inc.                                           7,300   $      419,823
* Genentech, Inc.                                      13,100        1,104,330
* Invitrogen Corp.                                      2,800          190,876
* QLT, Inc.                                            15,700          255,596
                                                                --------------
                                                                     1,970,625
                                                                --------------
  Commerical Banks 1.3%
  US Bancorp                                           15,400          426,734
                                                                --------------
  Commercial Services & Supplies 2.1%
* Apollo Group, Inc. - Class A                          3,950          272,668
* Monster Worldwide, Inc.                              11,000          264,660
* Spectrasite, Inc.                                     4,600          161,460
                                                                --------------
                                                                       698,788
                                                                --------------
  Communication Equipment 11.4%
* Advanced Fibre Communications                        34,600          773,310
* Brocade Communications Systems, Inc.                 88,800          540,792
* Ciena Corp.                                          77,800          550,824
* Cisco Systems, Inc.                                  31,500          713,790
* Comverse Technology, Inc.                            27,600          530,748
* Corning, Inc.                                        59,200          678,432
                                                                --------------
                                                                     3,787,896
                                                                --------------
  Computer Related & Business Services 1.3%
* EMC Corp.                                            30,300          416,322
                                                                --------------
  Computers & Peripherals 0.6%
* Sandisk Corp.                                         2,400          194,064
                                                                --------------
  Computer Software 1.0%
* Novell, Inc.                                         35,100          333,450
                                                                --------------
  Consumer Finance 1.6%
  Capital One Financial Corp.                           9,050          540,466
                                                                --------------
  Diversified Finanical Services 3.5%
  Citigroup                                            17,600          827,904
  Morgan Stanley Dean Witter & Co.                      6,000          331,680
                                                                --------------
                                                                     1,159,584
                                                                --------------
  Energy Equipment & Services 1.0%
  Halliburton Co.                                      14,200          331,570
                                                                --------------
  Financial Services 1.5%
  Bank of New York, Inc.                               15,900          487,812
                                                                --------------
  Health Care Equipment & Supplies 4.7%
* Boston Scientific Corp.                              29,200        1,047,988
* Varian Medical Systems                                2,700          186,327
* Zimmer Holdings, Inc.                                 5,000          329,600
                                                                --------------
                                                                     1,563,915
                                                                --------------
  Health Care Facilities 1.0%
  Guidant Corp.                                         5,800          329,266
                                                                --------------
  Health Care Provider & Services 4.6%
  Health Management Associates                         15,100          388,070
* Medco Health Solutions                               12,600          459,018
* Quest Diagnostics, Inc.                               9,200          671,324
                                                                --------------
                                                                     1,518,412
                                                                --------------
  Internet & Catalog Retail 4.7%
* EBay, Inc.                                           22,650        1,265,003
* Interactivecorp                                       9,100          298,935
                                                                --------------
                                                                     1,563,938
                                                                --------------
  Internet & Software Services 5.6%
  Paychex, Inc.                                         1,400   $       53,858
* United Online, Inc.                                  25,200          458,892
* Yahoo!, Inc.                                         31,400        1,349,572
                                                                --------------
                                                                     1,862,322
                                                                --------------
  Leisure & Entertainment 1.1%
  International Game Technology                        10,100          350,369
                                                                --------------
  Machinery 4.4%
* Broadcom Corp.                                       29,900        1,089,257
  Caterpillar, Inc.                                     5,000          380,250
                                                                --------------
                                                                     1,469,507
                                                                --------------
  Media 5.4%
* General Motors Corp. - Class H                       22,500          373,500
* Time Warner, Inc.                                    42,700          695,156
  Walt Disney Co.                                      31,000          715,790
                                                                --------------
                                                                     1,784,446
                                                                --------------
  Pharmaceuticals 6.0%
  Allergan, Inc.                                        2,300          171,879
* Millennium Pharmaceuticals, Inc.                     23,200          365,864
  Pfizer, Inc.                                         28,180          945,439
  Teva Pharmaceutical Ind. Ltd. (ADR)                   8,300          499,958
                                                                --------------
                                                                     1,983,140
                                                                --------------
  Retailing 2.8%
  Circuit City Stores, Inc.                            28,900          376,278
  Gap, Inc.                                            26,000          559,000
                                                                --------------
                                                                       935,278
                                                                --------------
  Semiconductors 13.5%
* Applied Materials, Inc.                              30,700          746,010
  Intel Corp.                                          16,300          544,909
  Intersil Corp. - Class A                             21,500          567,815
* Kulicke & Soffa Industries, Inc.                     35,300          581,744
* Micron Technology, Inc.                              38,600          502,186
* National Semi-Conductor Corp.                        13,700          612,664
* Novellus Systems, Inc.                                8,000          350,080
  Texas Instruments                                    19,800          589,248
                                                                --------------
                                                                     4,494,656
                                                                --------------
  Software 7.8%
* Activision, Inc.                                     22,100          338,130
* BEA Systems, Inc.                                    23,700          300,990
* Electronics Arts, Inc.                                6,400          283,072
* Oracle Corp.                                         27,800          333,878
* Peoplesoft, Inc.                                     46,900          991,935
* Veritas Software Corp.                                9,000          342,189
                                                                --------------
                                                                     2,590,194
                                                                --------------
  Specialty Retail 4.5%
  Home Depot                                           26,700          981,492
* Pacific Sunwear of California, Inc.                  23,100          525,756
                                                                --------------
                                                                     1,507,248
                                                                --------------
  Wireless Telecommunication Services 1.0%
* Nextel Communications, Inc.                          13,700          347,021
                                                                --------------
  Total Common Stocks
   (Cost $27,503,279)                                               32,647,023
                                                                --------------

                                                  Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Government Agency Obligations 3.4%
Federal Home Loan Mortgage
   1.065%, 02/12/2004                                    100M   $       99,784
Federal National Mortgage Association
   1.05%, 01/07/2004                                     100M           99,892
Federal National Mortgage Association
   1.05%, 01/21/2004                                     100M           99,851
Federal National Mortgage Association
   1.02%, 02/11/2004                                     200M          199,592
Federal National Mortgage Association
   1.07%, 02/11/2004                                     400M          399,144
Federal National Mortgage Association
   1.08%, 03/17/2004                                     250M          249,198
                                                                --------------
Total U.S. Government Agency Obligations
 (Cost $1,147,461)                                                   1,147,461
                                                                --------------
Total Investments
 (Cost $28,650,740)**                                               33,794,484
Excess of Liabilities
 Over Other Assets (1.7%)                                             (543,848)
                                                                --------------
Net Assets                                                      $   33,250,636
                                                                ==============

*  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2003 net unrealized appreciation for federal income tax purposes aggregated $5,143,744 of which $5,516,355 related to appreciated securities and $372,611 related to depreciated securities. (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

.................................................................................

                       Sentinel Flex Cap Opportunity Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $28,650,740)                         $   33,794,484
Cash and cash equivalents                                               19,742
Receivable for securities sold                                         486,064
Receivable for fund shares sold                                         16,819
Receivable for dividends                                                 6,170
                                                                --------------
   Total Assets                                                     34,323,279
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                       991,380
Payable for fund shares repurchased                                      3,553
Accrued expenses                                                        19,724
Management fee payable                                                  24,227
Distribution fee payable (Class A Shares)                                5,150
Distribution fee payable (Class B Shares)                               14,192
Distribution fee payable (Class C Shares)                                2,363
Fund service fee payable                                                10,357
Deferred compensation                                                    1,697
                                                                --------------
   Total Liabilities                                                 1,072,643
                                                                --------------
Net Assets Applicable to Outstanding shares                     $   33,250,636
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$21,252,911/4,904,864 shares outstanding                        $         4.33
Sales Charge -- 5.00% of offering price                                   0.23
                                                                --------------
Maximum Offering Price                                          $         4.56
                                                                ==============
   Class B Shares
$9,099,072/2,187,155 shares outstanding                         $         4.16
                                                                ==============
   Class C Shares
$2,898,653/693,276 shares outstanding                           $         4.18
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       77,853
Paid-in capital                                                     75,351,562
Accumulated distributions in excess of net investment income            (1,697)
Accumulated undistributed net realized loss on investments         (47,320,826)
Unrealized appreciation of investments                               5,143,744
                                                                --------------
Net Assets                                                      $   33,250,636
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $      152,705
Interest                                                                13,897
                                                                --------------
   Total Income                                                        166,602
                                                                --------------
Expenses:
Management advisory fee                                                252,203
Transfer agent fees                                                    170,650
Custodian fees                                                          18,786
Distribution expense (Class A Shares)                                   51,576
Distribution expense (Class B Shares)                                   78,542
Distribution expense (Class C Shares)                                   25,275
Accounting services                                                      8,905
Auditing fees                                                            5,400
Legal fees                                                               2,800
Reports and notices to shareholders                                     22,000
Registration and filing fees                                            31,666
Directors' fees and expenses                                             3,719
Other                                                                    2,663
                                                                --------------
   Total Expenses                                                      674,185
   Expense Offset                                                         (891)
                                                                --------------
   Net Expenses                                                        673,294
                                                                --------------
Net Investment Loss                                                   (506,692)
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            2,250,428
Net change in unrealized appreciation                                3,839,901
                                                                --------------
Net Realized and Unrealized Gain on Investments                      6,090,329
                                                                --------------
Net Increase in Net Assets from Operations                      $    5,583,637
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                       Sentinel Flex Cap Opportunity Fund

Statement of Changes on Net Assets

                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                            $     (506,692)  $     (617,202)
Net realized gain (loss) on sales of
 investments                                        2,250,428      (11,407,621)
Net change in unrealized appreciation
 (depreciation)                                     3,839,901         (154,533)
                                               --------------   --------------
Net increase (decrease) in net assets from
 operations                                         5,583,637      (12,179,356)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
From net realized gain on investments
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
Total distributions to shareholders                        --               --
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                   7,272,868        3,132,134
   Class B Shares                                   1,976,819        1,644,534
   Class C Shares                                     331,067          651,308
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
                                                    9,580,754        5,427,976
Less: Payments for shares reacquired
   Class A Shares                                  (6,579,387)      (5,958,241)
   Class B Shares                                  (2,177,975)      (3,082,747)
   Class C Shares                                    (461,327)        (844,203)
                                               --------------   --------------
Increase (decrease) in net assets from
 capital share transactions                           362,065       (4,457,215)
                                               --------------   --------------
Total Increase (Decrease) in Net Assets
 for period                                         5,945,702      (16,636,571)
Net Assets: Beginning of period                    27,304,934       43,941,505
                                               --------------   --------------
Net Assets: End of period                      $   33,250,636   $   27,304,934
                                               ==============   ==============
Distributions in Excess of Net Investment
 Income at End of Period                       $       (1,697)  $         (836)
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                       Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                          Period
                                                                                            from
                                                                                         2/25/00
                                                                                         through
                                               Year Ended   Year Ended   Year Ended     11/30/00
                                                 11/30/03     11/30/02     11/30/01          (A)
------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $     3.52   $     4.93   $     6.08   $    10.00
                                               ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.05)       (0.06)       (0.04)       (0.02)
Net realized and unrealized gain (loss) on
 investments                                         0.86        (1.35)       (1.11)       (3.90)
                                               ----------   ----------   ----------   ----------
Total from investment operations                     0.81        (1.41)       (1.15)       (3.92)
                                               ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --
Distributions from realized gains on
 investments                                           --           --           --           --
                                               ----------   ----------   ----------   ----------
Total Distributions                                    --           --           --           --
                                               ----------   ----------   ----------   ----------
Net asset value at end of period               $     4.33   $     3.52   $     4.93   $     6.08
                                               ==========   ==========   ==========   ==========
Total Return (%)*                                   23.01       (28.60)      (18.91)      (39.20)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.97         1.80         1.75         1.55 +
Ratio of net investment loss to average net
 assets (%)                                         (1.37)       (1.34)       (0.80)       (0.37)+
Portfolio turnover rate (%)                           170          197          109          122 ++
Net assets at end of period (000 omitted)      $   21,253   $   17,000   $   27,213   $   31,303


                                                                                          Period
                                                                                            from
                                                                                         2/25/00
                                                                                         through
                                               Year Ended   Year Ended   Year Ended     11/30/00
                                                 11/30/03     11/30/02     11/30/01          (A)
------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $     3.42   $     4.85   $     6.03   $    10.00
                                               ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.10)       (0.10)       (0.09)       (0.08)
Net realized and unrealized gain (loss) on
 investments                                         0.84        (1.33)       (1.09)       (3.89)
                                               ----------   ----------   ----------   ----------
Total from investment operations                     0.74        (1.43)       (1.18)       (3.97)
                                               ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --
Distributions from realized gains on
 investments                                           --           --           --           --
                                               ----------   ----------   ----------   ----------
Total Distributions                                    --           --           --           --
                                               ----------   ----------   ----------   ----------
Net asset value at end of period               $     4.16   $     3.42   $     4.85   $     6.03
                                               ==========   ==========   ==========   ==========
Total Return (%)*                                   21.64       (29.48)      (19.57)      (39.70)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          3.21         2.89         2.71         2.42 +
Ratio of net investment loss to average net
assets (%)                                          (2.61)       (2.43)       (1.75)       (1.28)+
Portfolio turnover rate (%)                           170          197          109          122 ++
Net assets at end of period (000 omitted)      $    9,099   $    7,775   $   12,841   $   15,602

(A)  Commenced operations February 25, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                       Sentinel Flex Cap Opportunity Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                          Period
                                                                                            from
                                                                                         2/25/00
                                                                                         through
                                               Year Ended   Year Ended   Year Ended     11/30/00
                                                 11/30/03     11/30/02     11/30/01          (A)
------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $     3.44   $     4.85   $     6.04   $    10.00
                                               ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.09)       (0.09)       (0.09)       (0.08)
Net realized and unrealized gain (loss) on
 investments                                         0.83        (1.32)       (1.10)       (3.88)
                                               ----------   ----------   ----------   ----------
Total from investment operations                     0.74        (1.41)  $    (1.19)  $    (3.96)
                                               ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --
Distributions from realized gains on
 investments                                           --           --           --           --
                                               ----------   ----------   ----------   ----------
Total Distributions                                    --           --           --           --
                                               ----------   ----------   ----------   ----------
Net asset value at end of period               $     4.18   $     3.44   $     4.85   $     6.04
                                               ==========   ==========   ==========   ==========
Total Return (%)*                                   21.51       (29.07)      (19.70)      (39.60)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.96         2.68         2.66         2.28 +
Ratio of net investment loss to average net
 assets (%)                                         (2.37)       (2.22)       (1.70)       (1.15)+
Portfolio turnover rate (%)                           170          197          109          122 ++
Net assets at end of period (000 omitted)      $    2,899   $    2,530   $    3,887   $    4,940

(A)  Commenced operations February 25, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

               Sentinel Small Company Fund seeks growth of capital by investing mainly in common stocks of small and medium-sized companies believed to have attractive growth potential and valuations.

                           Sentinel Small Company Fund

What a year. Our shareholders who were invested on Dec 1, 2002 saw their assets increase by 30.37% through November 30, 2003. These results brought the Fund's 3 and 5-year total returns to 9.0% and 15.4%, respectively. Our disciplined process and the relatively strong long-term results it has produced were discovered by many new investors, and the Fund experienced net inflows of $321.7 million as a result. As of the fiscal year end, Fund net assets totaled $882.6 million. We are truly gratified by the confidence and trust so many have placed in the Fund management team.

Our investment process is designed to exploit the typical outcomes from sector factors, attributes and valuations. We don't market time or trade. Usually it takes some time for typical outcomes to emerge. In the short term, almost anything is possible in any given market.

     Our investment process is all about trying to build assets in a manner that strives to control two big risks - business and valuation risk. We seek to leverage the inherent power of superior business models to grow capital by focusing on companies within each sector that pass a factor test unique to that sector. We then look for the attributes common in many great companies that have created fortunes for their owners/shareholders. Specifically, we look for high returns - at a minimum, we need to see a company earn more than the cost of the debt and equity capital needed to fund the enterprise - low debt, quality earnings (i.e., strong operating cash flow), above average growth prospects based on our own realistic expectations (we don't extrapolate recent events or use consensus estimates), credible management (we look at their "walk," not their "talk") and persistent business models (i.e., revenues that are scaleable, moderately recurring and/or non-cyclical). However, identifying a great small company is only one part of our process. Buying these superior companies at a discount to our sense of their true worth, and then selling them when they become overvalued, is the other.

     As mentioned, while we think above-average growth potential is an attribute of a superior company, we don't believe most stereotypical small-cap growth stocks will fulfill most investors' long-term growth expectations. Historically, only a small percentage has achieved better than 15% earnings growth for any substantial period of time. Indeed, the Russell 2000 Index, a popular small-company benchmark, historically has delivered only about half of its expected long-term earnings growth. Therefore, we are extremely careful about paying up for growth. Thus, if you split the universe of small company funds in two, we fall on the growth side. But if you split the universe in thirds, we are clearly in the middle third, which is typically labeled "blend" or "core." Some label the Fund a "growth" fund because our process has a bias for high return and highly predictable businesses, which tend to have higher than average Price/Book and Price/Sales ratios. Still, in aggregate, the Fund is today, and has historically tended to be, less expensive than the Russell 2000 and S&P 600 (another small-cap benchmark) on a multiple of operating cash flow and traditional price/earnings basis.

     Our investment process is designed to exploit the typical outcomes from sector factors, attributes and valuations. We don't market time or trade. Usually, it takes some time for typical outcomes to emerge. In the short term, almost anything is possible in any given market. Accordingly, we like to counsel investors to expect our process to produce a noticeable relative advantage over a 3-year period. However, we expect the process to produce a compelling relative advantage over a 5-year period, and a dominant relative advantage over a 10-year period. Of course, future results may not live up to these expectations, but please know that producing exceptional long-term investment results is a key part of our mission.

Sentinel Small Company Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

              Small Co.    Morningstar
               Fund         Small Cap    Russell
              with/load      Blend        2000

11/30/1993         10000         10000     10000
11/30/1994          9692         10008      9889
11/30/1995         10869         11541     12721
11/30/1996         13260         13816     14822
11/30/1997         16302         18140     18255
11/30/1998         16738         16292     17100
11/30/1999         18969         17924     19807
11/30/2000         26459         19864     19703
11/30/2001         28270         23045     20689
11/30/2002         26282         20704     18500
11/30/2003         34264         27683     25218

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+ An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

[GRAPHIC APPEARS HERE]

     This year saw the best returns come from nearly the exact opposite of our

.................................................................................

target companies. Companies not expected to post a profit this year (or next year!) were at the top of the performance rankings for the small-cap benchmarks. High-risk companies, those with highly cyclical or highly unpredictable business models were not far behind. Companies with a lot of debt on their balance sheets also outperformed the average small-cap stock. Not surprisingly our returns were a few percentage points below the average small company core or blend fund. It might be worth noting, however, that a good many of the top relative performers in the small company fund arena that led this year's high risk/low quality charge still have below average - if not negative - 3 and/or 5-year annualized returns.

     In hindsight, perhaps we were a bit too cautious this year. After being at our maximum overweight in technology in mid-March, we went to an underweight toward the middle of the year. When many began talking about a technical breakout, our valuation work was already flashing caution for most technology stocks. And we didn't anticipate how high investors would take the valuations for consumer cyclical stocks, based on what we think will prove to be peak earnings growth for some time to come. However, until valuations become much more forgiving, we will continue to lean towards caution.

     We believe wealth creation is a marathon race, not a sprint. We encourage our shareholders to think similarly. This year's somewhat muted relative results do not reflect poorly on our process - they affirm it. Indeed, we've seen substantial absolute gains this year without taking on a lot of business risk or relative valuation risk. Our returns this year and in the past have been a function of our risk-averse investment process, reflecting our appreciation for the simple fact that it takes a gain of 100% to get back even, after a 50% decline.

     On the surface, it would seem things could not be better for the economy and the stock market. Yet, we remain worried. Much of the recent economic strength has been the result of extremely low interest rates, extremely low tax rates, extremely high levels of consumer and corporate borrowing (not to mention unprecedented refinancing opportunities) and extreme fiscal stimulus. We doubt that any of these conditions are sustainable and worry about what will happen when some or all these factors swing back to equilibrium. Some parts of our economy still face tremendous deflationary pressures from offshore competition and excess capacity, while other parts face rapidly escalating commodity prices due to strong demand from China and perhaps some speculative demand from traders who currently enjoy unusually low costs to carry the commodities.

     But our biggest concern as we write this letter in early December is about valuations for small-cap stocks. We thought small caps might be, on average, 15-20% undervalued last year, and did not believe the discount was steep enough to suggest a secular low. We now think, on average, they are overvalued (don't worry, we haven't forgotten about all those outstanding options). We are not alone in judging the market to be richly valued. The Value Line Index is trading near historically high valuations (meaningfully exceeded only by the bubble peak in 2000). In fact, the Value Line Survey's expected 3 to 5-year return for the Value Line Index is at levels that have historically been bearish.

     We believe it to be too early to declare victory over the excesses of the late 1990s. Indeed, the unintended consequences of extreme policy measures such as those we have seen over the past couple of years might take several more years to manifest themselves. And given the nature of this year's rally, we also worry about the long-term implications of how the investment industry continues to allocate investors' money within the economy. Are we investing other peoples' money or trading it? Why do fund managers overweight sectors they believe to be overvalued? For the sake of so many families that depend on a healthy economy (including our own), we truly hope our worries are unfounded.

     Looking ahead to next year, we continue to think of energy as a "fat pitch," and remain overweighted in the sector. China's demand for energy probably will surprise an industry that has added precious little new reserves in recent years. It might even get the attention of the leadership in this country, as we still do not have a serious energy policy. Yet, energy stock valuations discount lower future oil and natural gas prices, not higher ones. As for the rest of Fund's holdings, we own many consistent growers that trade at reasonable absolute and attractive relative valuations. We would not be surprised to see a rotation into this kind of company next year as overall earnings growth decelerates. That does not necessarily mean they will go up a lot, but we certainly expect they will begin to outperform on a relative basis. We are finding more of these consistent growers at reasonable prices in the life sciences/health care industry and are overweighted in that sector as well.

     We also want to take this opportunity to share with our shareholders that we are careful stewards of your equity commission dollars. All of our trades go to brokers who have proven they are capable of superior execution. We have no tolerance for poor execution. We trade all of our small company portfolios as one. Increasingly, our quest for "best overall execution" leads us to various Electronic

.................................................................................

Crossing Networks (ECNs) that help us find "the other side" of a trade (e.g. liquidity) with little or no market impact and very low commissions.

     We would like to wrap up this letter with a "thank you" to Hank Restaino, who retired from Sentinel this fall after working as the primary trader on the Fund since its inception. While he will be missed, we were fortunate to find Deborah Healey living here in Vermont. Deb is a highly qualified senior trader who left Boston two years ago to become a fulltime homemaker. We are delighted she chose to come back and trade for Sentinel.

     We also want to close by promising to keep doing what we have been doing for the last eight years - buying good companies at a discount and selling them when we believe they have become overvalued. While this approach has and will probably continue to cause your Fund to lag behind the average smallcompany fund during exceptionally strong and speculative periods, we expect it also will produce attractive long-term risk adjusted returns for patient investors. We also want to caution our shareholders that we intend to leave the seat belt sign on, as we do expect some turbulence ahead.


/s/ Scott T. Brayman
Scott T. Brayman, CFA

.................................................................................

                           Sentinel Small Company Fund

Investment in Securities
at November 30, 2003
                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Common Stocks 88.1%
  Consumer Discretionary 13.0%
* A.C. Moore Art & Craft, Inc.                        350,000   $    7,689,500
  Advo, Inc.                                          250,000        7,552,500
  Applebee's Int'l., Inc.                             150,000        5,806,500
  Bob Evans Farms, Inc.                               400,000       12,344,000
* Fossil, Inc.                                        200,000        5,830,000
  Gentex Corp.                                        100,000        4,214,000
  Harte-Hanks, Inc.                                   800,000       17,224,000
  Lee Enterprises                                     200,000        8,604,000
  Lone Star Steakhouse Saloon                         500,000       11,535,000
  Regis Corp.                                         300,000       12,285,000
  Ruby Tuesday, Inc.                                  200,000        5,824,000
* Timberland Co.                                      150,000        8,103,000
  Unifirst Corp.                                      350,000        8,130,500
                                                                --------------
                                                                   115,142,000
                                                                --------------
  Consumer Staples 9.1%
  Casey's General Stores                              500,000        8,735,000
  Church & Dwight, Inc.                               500,000       20,255,000
* Hain Celestial Group, Inc.                          750,000       17,302,500
  Lancaster Colony Corp.                              300,000       12,525,000
* Performance Food Group Co.                          300,000       11,793,000
  Sensient Technologies Corp.                         500,000        9,425,000
                                                                --------------
                                                                    80,035,500
                                                                --------------
  Energy 6.2%
  Cabot Oil & Gas Corp.                               300,000        7,968,000
* Cal Dive Int'l., Inc.                               200,000        4,240,000
  Carbo Ceramics, Inc.                                100,000        4,369,000
* Forest Oil Corp.                                    400,000       10,020,000
* Newfield Exploration Co.                            150,000        6,135,000
* Remington Oil & Gas Co.                             300,000        5,355,000
* Stone Energy Corp.                                  250,000        9,340,000
* TETRA Technologies Inc.                             350,000        7,840,000
                                                                --------------
                                                                    55,267,000
                                                                --------------
  Financials 9.5%
  Arthur J. Gallagher & Co.                           450,000       14,085,000
  East West Bancorp, Inc.                             150,000        7,857,000
  Fulton Financial Corp. PA                           250,000        5,422,500
  HCC Insurance Holdings, Inc.                        500,000       15,555,000
  Investors Financial Services
   Corp                                               200,000        7,376,000
  Liberty Property Trust                              100,000        3,783,000
  Manufacturers Homes Comm., Inc.                     100,000        3,890,000
  Sun Communities, Inc.                               200,000        7,506,000
  UCBH Holdings, Inc.                                 100,000        3,910,000
  Waddell & Reed Financial                            250,000        5,522,500
  Wilmington Trust Corp.                              250,000        8,800,000
                                                                --------------
                                                                    83,707,000
                                                                --------------
  Health Care 15.6%
* Alaris Medical Systems, Inc.                        350,000        5,568,500
* Amsurg Corp.                                        150,000        5,581,500
* Bio Rad Labs, Inc.                                  200,000       10,250,000
* Biosite, Inc.                                       300,000        8,055,000
* Covance, Inc.                                       350,000        9,145,500
* Diagnostic Products Corp.                           250,000       11,307,500
* Edwards LifeSciences Corp.                          250,000        7,530,000
* Genencor Int'l., Inc.                               200,000        3,164,000
* IDEXX Laboratories, Inc.                            250,000   $   11,837,500
* IDX Systems Corp.                                   152,000        3,891,200
* Integra Lifescience Holdings                        250,000        7,847,500
* Lifepoint Hospitals, Inc.                           500,000       14,930,000
* Priority Healthcare - Class B                       400,000        9,172,000
* ResMed, Inc.                                        100,000        3,900,000
* Respironics, Inc.                                   100,000        4,550,000
* SeroLogicals Corp.                                  500,000        8,625,000
* United Therapeutics Corp.                           200,000        3,764,000
  Vital Signs, Inc.                                   250,000        8,207,500
                                                                --------------
                                                                   137,326,700
                                                                --------------
  Industrials 17.0%
  ABM Industries                                    1,000,000       15,850,000
  Clarcor, Inc.                                       200,000        8,758,000
* Copart, Inc.                                        200,000        2,400,000
* Cuno, Inc.                                          175,000        7,456,750
  Donaldson Co., Inc.                                 200,000       11,706,000
* Esco Technologies, Inc.                             181,300        7,705,250
  G&K Services, Inc. - Class A                        250,000        9,055,000
  Heico Corp.                                         582,300        8,618,040
  MSC Industrial Direct Co., Inc.                     143,800        3,787,692
  Pall Corp.                                          250,000        6,405,000
  Reliance Steel & Aluminum Co.                       400,000       11,792,000
* SOURCECORP, Inc.                                    700,000       17,122,000
  Teleflex, Inc.                                      350,000       16,016,000
  Thomas Industries, Inc.                             200,000        6,304,000
  Viad Corp.                                          350,000        8,606,500
* West Corp.                                          350,000        8,295,000
                                                                --------------
                                                                   149,877,232
                                                                --------------
  Information Technology 14.3%
* Activision, Inc.                                    700,000       10,710,000
* Aeroflex, Inc.                                      400,000        5,076,000
* BearingPoint, Inc.                                  500,000        4,635,000
* Black Box Corp.                                     100,000        4,375,000
* Ceridian Corp.                                      400,000        8,492,000
* Cree, Inc.                                          350,000        6,429,500
* Digital Insight Corp.                               250,000        5,942,500
* Filenet Corp.                                       200,000        5,238,000
* Global Imaging Systems, Inc.                        250,000        7,327,500
* Intrado, Inc.                                       210,800        4,205,460
* Manhattan Associates, Inc.                          150,000        4,564,500
* MAXIMUS, Inc.                                       300,000       11,370,000
* National Processing, Inc.                           300,000        7,275,000
* Perot Systems Corp.                               1,400,000       17,360,000
* Plantronics, Inc.                                   250,000        7,660,000
* Rogers Corp.                                        250,000       10,975,000
* Serena Software, Inc.                               250,000        4,805,000
                                                                --------------
                                                                   126,440,460
                                                                --------------
  Materials 2.8%
  Aptargroup, Inc.                                    250,000        8,727,500
  Ferro Corp.                                         500,000       11,350,000
  Macdermid, Inc.                                     150,000        4,920,000
                                                                --------------
                                                                    24,997,500
                                                                --------------
  Utilities 0.6%
* Southwestern Energy Co.                             250,000        5,102,500
                                                                --------------
  Total Common Stocks
   (Cost $625,854,776)                                             777,895,892
                                                                --------------

                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
Corporate Short-Term Notes 7.5%
Chevron Oil Finance Co.
   1.00%, 12/08/03                                     9,500M   $    9,498,153
Chevron Oil Finance Co.
   1.00%, 12/15/03                                    14,000M       13,994,556
Coca Cola Corp.
   1.00% 12/01/03                                      4,550M        4,550,000
Gillette Company
   0.94%, 12/01/03                                     7,000M        7,000,000
Gillette Company
   0.94%, 12/10/03                                    11,000M       10,997,415
Toyota Credit Corp.
   1.01%, 12/03/03                                    10,000M        9,999,439
Toyota Credit Corp.
   0.95%, 12/05/03                                    10,000M        9,998,944
                                                                --------------
Total Corporate Short-Term Notes
 (Cost $66,038,507)                                                 66,038,507
                                                                --------------
U.S. Treasury Obligations 4.9%
U.S. Treasury Bill
   0.87%, 12/04/03                                     6,300M        6,299,543
U.S. Treasury Bill
   0.895%, 12/11/03                                    8,000M        7,998,011
U.S. Treasury Bill
   0.895%, 12/18/03                                    9,000M        8,996,196
U.S. Treasury Bill
   0.895%, 12/26/03                                   11,000M       10,993,163
U.S. Treasury Bill
   0.92%, 01/02/04                                     9,300M        9,292,395
                                                                --------------
Total U.S. Treasury Obligations
   (Cost $43,579,308)                                               43,579,308
                                                                --------------
Total Investments
   (Cost $735,472,591 )**                                          887,513,707

Excess of Liabilities
 Over Other Assets (0.5%)                                           (4,888,224)
                                                                --------------
Net Assets                                                      $  882,625,483
                                                                ==============

*  Non-income producing.

** Cost for federal income tax purposes is substantially similar. November 30, 2003 net unrealized appreciation for federal income tax purposes aggregated $152,041,116 of which $161,022,564 related to appreciated securities and $8,981,448 related to depreciated securities.

                                              See Notes to Financial Statements.

.................................................................................

                           Sentinel Small Company Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $735,472,591)                        $  887,513,707
Cash and cash equivalents                                            2,948,936
Receivable for fund shares sold                                      8,324,313
Receivable for dividends and interest                                  340,624
                                                                --------------
   Total Assets                                                    899,127,580
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                    14,321,990
Payable for fund shares repurchased                                  1,161,624
Accured expenses                                                       151,990
Management fee payable                                                 407,725
Distribution fee payable (Class A Shares)                              166,918
Distribution fee payable (Class B Shares)                               81,574
Distribution fee payable (Class C Shares)                               69,997
Fund service fee payable                                               112,875
Deferred compensation                                                   23,404
                                                                --------------
   Total Liabilities                                                16,502,097
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  882,625,483
                                                                --------------
Net Asset Value and Offering Price per Share Class A Shares
$689,720,413/102,348,479 shares outstanding                     $         6.74
Sales Charge -- 5.00% of offering price                                   0.35
                                                                --------------
Maximum Offering Price                                          $         7.09
                                                                ==============
   Class B Shares
$102,522,376/16,906,744 shares outstanding                      $         6.06
                                                                ==============
   Class C Shares
$90,382,694/13,735,458 shares outstanding                       $         6.58
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $    1,329,907
Paid-in capital                                                    717,640,266
Accumulated distributions in excess of net investment income           (23,404)
Accumulated undistributed net realized short-term
 gain on investments                                                 5,282,360
Accumulated undistributed net realized long-term
 gain on investments                                                 6,355,238
Unrealized appreciation of investments                             152,041,116
                                                                --------------
Net Assets                                                      $  882,625,483
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $    4,393,633
Interest                                                               774,510
                                                                --------------
   Total Income                                                      5,168,143
                                                                --------------
Expenses:
Management advisory fee                                              3,378,870
Transfer agent fees                                                  1,273,035
Custodian fees                                                          69,250
Distribution expense (Class A Shares)                                1,340,415
Distribution expense (Class B Shares)                                  737,799
Distribution expense (Class C Shares)                                  489,287
Accounting services                                                    180,040
Auditing fees                                                           68,000
Legal fees                                                              47,500
Reports and notices to shareholders                                    146,500
Registration and filing fees                                            81,510
Directors' fees and expenses                                            71,082
Other                                                                   55,111
                                                                --------------
   Total Expenses                                                    7,938,399
   Expense Offset                                                      (16,850)
                                                                --------------
   Net Expenses                                                      7,921,549
                                                                --------------
Net Investment Loss                                                 (2,753,406)
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                           28,375,713
Net change in unrealized appreciation                              141,068,843
                                                                --------------
Net Realized and Unrealized Gain on Investments                    169,444,556
                                                                --------------
Net Increase in Net Assets from Operations                      $  166,691,150
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Small Company Fund

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                            $   (2,753,406)  $   (1,529,571)
Net realized gain (loss) on sales of
 investments                                       28,375,713      (14,559,500)
Net change in unrealized
 appreciation (depreciation)                      141,068,843      (17,849,012)
                                               --------------   --------------
Net increase (decrease) in net assets
 from operations                                  166,691,150      (33,938,083)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
From realized gain on investments
   Class A Shares                                          --       (1,920,318)
   Class B Shares                                          --         (423,503)
   Class C Shares                                          --          (24,143)
                                               --------------   --------------
Total distributions to shareholders                        --       (2,367,964)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 337,117,726      206,480,496
   Class B Shares                                  37,624,704       33,165,505
   Class C Shares                                  55,084,280       26,170,976
Net asset value of shares in reinvestment of
 dividends and distributions
   Class A Shares                                          --        1,802,964
   Class B Shares                                          --          415,962
   Class C Shares                                          --           22,045
                                               --------------   --------------
                                                  429,826,710      268,057,948
Less: Payments for shares reacquired
   Class A Shares                                 (88,985,537)     (80,883,038)
   Class B Shares                                 (14,515,785)     (10,497,609)
   Class C Shares                                  (4,646,290)      (1,167,682)
                                               --------------   --------------
Increase in net assets from capital
 share transactions                               321,679,098      175,509,619
                                               --------------   --------------
Total Increase in Net Assets for Period           488,370,248      139,203,572
Net Assets: Begining of Period                    394,255,235      255,051,663
                                               --------------   --------------
Net Assets: End of period                      $  882,625,483   $  394,255,235
                                               ==============   ==============
Distributions in Excess of Net Investment
 Income at End of Period                       $      (23,404)  $       (7,946)
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Small Company Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $     5.17   $     5,61   $     7.02   $     5.74   $     5.67
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.02)       (0.02)          --           --        (0.01)
Net realized and unrealized gain (loss)
 on investments                                      1.59        (0.37)        0.33         2.00         0.69
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.57        (0.39)        0.33         2.00         0.68
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --           --
Distributions from realized gains on
 investments                                           --         0.05         1.74         0.72         0.61
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                    --         0.05         1.74         0.72         0.61
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     6.74   $     5.17   $     5.61   $     7.02   $     5.74
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   30.37        (7.03)        6.85        39.48        13.33
Ratios/Supplemental Data
Ratio of net expenses to average
 net assets (%)                                      1.20         1.22         1.21         1.25         1.31
Ratio of net investment loss to average
 net assets (%)                                     (0.29)       (0.27)       (0.06)       (0.03)       (0.14)
Portfolio turnover rate (%)                            36           54           58           87           43
Net assets at end of period (000 omitted)      $  689,720   $  310,172   $  211,052   $  156,484   $  107,919

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $     4.69   $     5.15   $     6.64   $     5.51   $     5.51
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.07)       (0.06)       (0.05)       (0.06)       (0.06)
Net realized and unrealized gain (loss)
 on investments                                      1.44        (0.35)        0.30         1.91         0.67
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.37        (0.41)        0.25         1.85         0.61
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --           --
Distributions from realized gains
 on investments                                        --         0.05         1.74         0.72         0.61
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                    --         0.05         1.74         0.72         0.61
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     6.06   $     4.69   $     5.15   $     6.64   $     5.51
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   29.21        (8.06)        5.77        38.27        12.34
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.16         2.14         2.12         2.12         2.28
Ratio of net investment loss to average
 net assets (%)                                     (1.24)       (1.19)       (0.98)       (0.90)       (1.11)
Portfolio turnover rate (%)                            36           54           58           87           43
Net assets at end of period (000 omitted)      $  102,522   $   58,931   $   42,110   $   25,733   $   14,285


* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                           Sentinel Small Company Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                         Period from
                                                                              7/9/01
                                               Year Ended   Year Ended       through
                                                 11/30/03     11/30/02   11/30/01(A)
------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $     5.09   $     5.58   $      5.43
                                               ----------   ----------   -----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.06)       (0.07)        (0.03)
Net realized and unrealized gain (loss)
 on investments                                      1.55        (0.37)         0.18
                                               ----------   ----------   -----------
Total from investment operations                     1.49        (0.44)         0.15
                                               ----------   ----------   -----------
Less Distributions
Dividends from net investment income                   --           --            --
Distributions from realized gains
 on investments                                        --         0.05            --
                                               ----------   ----------   -----------
Total Distributions                                    --         0.05            --
                                               ----------   ----------   -----------
Net asset value at end of period               $     6.58   $     5.09   $      5.58
                                               ==========   ==========   ===========
Total Return (%)*                                   29.27        (7.97)         2.76++

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.03         2.19          2.45+
Ratio of net investment loss to average
 net assets (%)                                     (1.13)       (1.25)        (1.56)+
Portfolio turnover rate (%)                            36           54            58
Net assets at end of period (000 omitted)      $   90,383   $   25,153   $     1,890


(A)  Commenced operations July 9, 2001.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

        Sentinel Mid Cap Growth Fund seeks growth of capital by focusing on common stocks of mid-sized growing companies with
                      experienced and capable managements.

                          Sentinel Mid Cap Growth Fund

The Sentinel Mid Cap Growth Fund Class A shares earned a 32.2% return for the fiscal year ending November 30, 2003. Its return trailed slightly behind the 32.6% gain for the Russell Mid Cap Growth Index, but was well ahead of the 26.4% return for the average fund in the Morningstar Mid Cap Growth universe. The Fund's return placed it in the top quintile of all mid-cap growth funds in the Morningstar universe for the 12-month period.

Although it started off slowly for the Fund and the stock market, by the end of the fiscal year, the Fund earned a 32.2% return, only slightly trailing the Russell Mid Cap Growth Index, but well ahead of its Morningstar peer group average.

     The fiscal year started off slowly for the stock market and for the Fund. Uncertainty about the economic outlook and the war in Iraq held stocks in check during the first four months of the fiscal year. The Fund performed roughly in line with the Russell index during this period, but held up much better than the Morningstar peer group average. In general, the more defensive sectors of the market - such as utilities and health care - performed well during this time frame.

     Relative to the index, the Fund was hurt by an overweighting in technology and an underweighting in health care. Strong stock selection in the consumer discretionary and industrial sectors overshadowed these negative effects, and accounted for most of the Fund's advantage over its peer group. Consumer stocks such as EBay, Garmin and Gtech were strong contributors, as were Apollo Group in the industrial sector and Barr Labs in the health care sector. The weakest performers during this period were semiconductor holdings, including Microchip, Novellus, and RF Micro Devices.

     The market bottomed in March as investors began to anticipate a favorable outcome to the war in Iraq and the start of an economic recovery. The Fund was up nicely during this period, led higher by cyclical stocks in the consumer, technology and telecommunications sectors. The Fund benefited once again from strong selection in the consumer sector, particularly retail stocks. Retailers such as Best Buy, Timberland, and Coach all were beneficiaries of the tax cuts and child tax credits that served to put more cash in the hands of consumers. Technology and telecommunications stocks such as Citrix Systems and Research in Motion also contributed nicely to performance, while holdings in the more defensive sectors of the market, such as consumer staples, underperformed.

     The stock market continued to move higher during the last five months of the fiscal year, led again by cyclical sectors such as technology, basic materials, industrials, and consumer discretionary stocks. During this period, the Fund outperformed both the Russell index and its Morningstar peer group. Our sector weightings added slightly to performance, but stock selection in the consumer discretionary, telecommunications, technology, and basic materials sectors added significantly to our positive results. Stocks such as Netflix and Coach were strong contributors in the consumer sector, while Nextel stood out in the telecom sector, and Intel and Symantec led the way in the technology sector. The worst performing stocks during this period were in the health care and energy sectors.

     As always, our objective is to grow capital by investing in market-dominant growth companies while controlling risk. We will continue to emphasize companies that earn high returns on equity, produce superior earnings growth compared to the average company in our index, and sell at only a small premium to the companies in our index. We will continue to control risk by limiting our sector weightings and our individual position sizes, and by employing a strict sell discipline.

Sentinel Mid Cap Growth Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

              Mid Cap    Morningstar             Russell
              Growth       Mid-Cap               Midcap
             with/load     Growth      S&P 500   Growth

11/30/1993       10000         10000     10000     10000
11/30/1994        9012         10065     10107     10035
11/30/1995       11253         13658     13839     13626
11/30/1996       13796         16272     17696     16291
11/30/1997       17556         17620     22744     19372
11/30/1998       19020         18442     28128     20962
11/30/1999       24812         27763     34008     29833
11/30/2000       28249         28058     32573     29342
11/30/2001       21342         23071     28595     23760
11/30/2002       17438         18272     23875     19055
11/30/2003       23048         23094     27475     25275

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+  An unmanaged index of stocks reflecting average prices in the stock market.

[GRAPHIC APPEARS HERE]

     We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.


/s/ Robert L. Lee
Robert L. Lee, CFA

.................................................................................

                          Sentinel Mid Cap Growth Fund

Investment in Securities
at November 30, 2003
                                                                    Value
                                                       Shares      (Note 1)
------------------------------------------------------------------------------
  Common Stocks 99.9%
  Consumer Discretionary 22.8%
* A.C. Moore Arts & Crafts, Inc.                       35,100   $      771,147
* Alliance Gaming Corp.                                32,600          854,120
* Amazon.com, Inc.                                     18,500        1,000,110
  American Axle & Mfg. Hldgs., Inc.                    22,000          871,860
  Applebee's Int'l., Inc.                              54,300        2,101,953
* Autozone, Inc.                                        3,400          325,244
* Bed Bath & Beyond, Inc.                              24,600        1,039,104
  Best Buy Co., Inc.                                   14,400          892,800
* Chico's FAS, Inc.                                     9,600          368,448
* Coach, Inc.                                          33,000        1,314,720
* Comcast Corp. - Class A                              52,700        1,588,905
* Dicks Sporting Goods, Inc.                           33,100        1,740,398
* EBay, Inc.                                           16,000          893,600
* Fox Entertainment Group, Inc.                        16,400          468,220
* GTECH Holdings Corp.                                 48,400        2,408,384
  Garmin Ltd.                                          34,500        1,932,690
  Gentex Corp.                                         19,500          821,730
* Guitar Center, Inc.                                  29,500          857,565
  Harman Int'l. Industries                              7,600        1,035,652
  Int'l. Game Technology                               25,400          881,126
* Krispy Kreme Doughnuts, Inc.                          7,600          314,412
  Lennar Corp. - Class A                               20,100        1,967,790
* NVR, Inc.                                             3,800        1,865,800
  Outback Steakhouse, Inc.                             28,800        1,288,800
* Petco Animal Supplies, Inc.                          27,400          916,804
  Petsmart, Inc.                                       41,200          995,392
* P. F. Chang's China Bistro, Inc.                     12,300          663,954
* Sirius Satellite Radio, Inc.                        250,000          515,000
* Staples, Inc.                                        50,500        1,371,075
* Starbucks Corp.                                      11,000          352,770
* Timberland Co.                                       44,900        2,425,498
* TiVo, Inc.                                           50,200          418,668
  TJX Cos.                                             35,300          797,427
* Tractor Supply Co.                                   21,900          953,526
* XM Satellite Radio Holdings, Inc.                    50,000        1,247,500
                                                                --------------
                                                                    38,262,192
                                                                --------------
  Consumer Staples 2.7%
* Central Garden & Pet Co.                             50,000        1,325,500
* Hain Celestial Group, Inc.                           94,400        2,177,808
  Lancaster Colony Corp.                               10,300          430,025
* Performance Food Group Co.                           15,400          605,374
                                                                --------------
                                                                     4,538,707
                                                                --------------
  Energy 2.4%
* B.J. Services Co.                                    12,800          408,192
  Devon Energy Corp.                                   12,100          597,256
  EOG Resources, Inc.                                  14,800          620,712
* Pioneer Natural Resources Co.                        26,200          743,032
  Tidewater, Inc.                                      35,000          966,350
  XTO Energy, Inc.                                     30,000          758,400
                                                                --------------
                                                                     4,093,942
                                                                --------------
  Financials 7.7%
  Doral Financial Corp.                                25,700        1,299,649
  East West Bancorp, Inc.                              11,900          623,322
* E*Trade Financial Corp.                             184,000        1,992,720
  HCC Insurance Holdings, Inc.                         65,600   $    2,040,816
  Legg Mason, Inc.                                      9,000          717,390
  RenaissanceRe Holdings                               45,600        2,186,976
  SLM Corp.                                            41,600        1,544,608
  TCF Financial Corp.                                  25,100        1,323,774
  UCBH Holdings, Inc.                                  29,400        1,149,540
                                                                --------------
                                                                    12,878,795
                                                                --------------
  Health Care 19.2%
* AdvancePCS                                           53,000        2,949,980
* AmSurg Corp.                                         33,500        1,246,535
* Apria Healthcare Group, Inc.                         48,700        1,320,257
* Barr Laboratories, Inc.                              27,900        2,302,866
* Beckman Coulter, Inc.                                46,600        2,383,590
* Biogen Idec, Inc.                                    17,200          656,696
  Biomet, Inc.                                         21,000          751,170
* Bio-Rad Labs, Inc.                                   10,400          533,000
* Boston Scientific Corp.                              57,300        2,056,497
* Cerner Corp.                                         32,400        1,446,012
* Coventry Health Care, Inc.                           38,300        2,294,170
* eResearch Technology, Inc.                           36,450        1,038,825
* Express Scripts, Inc.                                15,100          977,423
* Forest Labs, Inc.                                    19,500        1,065,480
* Gilead Sciences, Inc.                                20,700        1,214,676
* Human Genome Sciences, Inc.                          90,000        1,152,000
* ImClone Systems, Inc.                                14,300          561,990
* Invitrogen Corp.                                     19,200        1,308,864
* Labatory Corp.                                       20,600          744,072
* MedImmune, Inc.                                      28,100          668,780
  Mylan Labs, Inc.                                     46,450        1,176,114
* Priority Healthcare - Class B                        89,300        2,047,649
   Stryker Corp.                                       17,000        1,377,000
* Zimmer Holdings, Inc.                                13,000          856,960
                                                                --------------
                                                                    32,130,606
                                                                --------------
  Industrials 8.9%
* Apollo Group, Inc.                                   19,500        1,346,085
  Block, H & R, Inc.                                   34,400        1,867,576
  C.H. Robinson Worldwide, Inc.                        33,000        1,297,890
* Corporate Executive Board Co.                        31,700        1,540,620
  Danaher Corp.                                         7,800          648,960
  Donaldson Co., Inc.                                  48,000        2,809,440
* JetBlue Airways Corp.                                21,300          776,598
  Manpower, Inc.                                       36,700        1,722,698
  Republic Services, Inc.                              31,600          804,220
  Southwest Airlines Co.                               41,800          751,564
* Sylvan Learning Systems, Inc.                        21,600          699,192
* West Corp.                                           25,100          594,870
                                                                --------------
                                                                    14,859,713
                                                                --------------
  Information Technology 30.5%
  Adobe Systems, Inc.                                  30,600        1,264,392
* Aeroflex, Inc.                                       85,000        1,078,650
* Altera Corp.                                         56,500        1,431,145
* Broadcom Corp. - Class A                             52,700        1,919,861
* Cisco Systems, Inc.                                  95,000        2,152,700
* Citrix Systems, Inc.                                 80,500        1,933,610
* Cognizant Tech. Solutions Corp.                      30,900        1,417,383
* Cognos, Inc.                                         63,000   $    2,113,020
* Corning, Inc.                                        90,000        1,031,400
* Cree, Inc.                                           83,700        1,537,569
* Dell, Inc.                                           70,000        2,415,000
* Digital Insight Corp.                                57,700        1,371,529
* Electronic Arts, Inc.                                33,400        1,477,282
* Entegris, Inc.                                       89,000        1,142,760
* FLIR Systems, Inc.                                   61,700        2,126,182
* Flextronics Int'l                                    65,700        1,053,171
  Intel Corp.                                          85,000        2,841,550
* Intrado, Inc.                                        71,700        1,430,415
* KLA-Tencor Corp.                                     26,700        1,564,887
* Lexmark Int'l., Inc. - Class A                       26,000        2,012,400
* Marvell Technology Group, Ltd.                       15,400          608,146
  Maxim Integrated Products                            32,100        1,671,768
* Mercury Interactive Corp.                            31,400        1,469,520
* Microchip Technology, Inc.                           36,300        1,248,720
* Network Appliance, Inc.                              31,400          725,654
* Novellus Systems, Inc.                               39,700        1,737,272
* Oracle Corp.                                        103,100        1,238,231
* QLogic Corp.                                         33,200        1,886,756
* Research In Motion Limited                           42,700        1,947,547
* Symantec Corp.                                       58,400        1,917,272
  Symbol Technologies, Inc.                            53,500          746,325
* UTStarcom, Inc.                                      39,500        1,496,260
* Yahoo!, Inc.                                         26,000        1,117,480
                                                                --------------
                                                                    51,125,857
                                                                --------------
  Materials 3.8%
  Freeport McMoran Copper & Gold                       35,400        1,540,962
* Inco Ltd.                                            21,000          720,510
  Newmont Mining Corp.                                 27,400        1,319,036
  Peabody Energy Corp.                                 33,900        1,142,430
* Scotts Co. - Class A                                 27,500        1,635,975
                                                                --------------
                                                                     6,358,913
                                                                --------------
  Telecommunication Services 1.9%
* Nextel Communications, Inc.                         125,200        3,171,316
                                                                --------------
  Total Common Stocks
   (Cost $127,748,682)**                                           167,420,041
  Excess of Other Assets Over Liabilities 0.1%                         164,144
                                                                --------------
Net Assets                                                      $  167,584,185
                                                                ==============

*  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2003 net unrealized appreciation for federal income tax purposes aggregrated $39,671,359 of which $40,784,319 related to appreciated securities and $1,112,960 related to depreciated securities.

                                              See Notes to Financial Statements.

.................................................................................

                          Sentinel Mid Cap Growth Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $127,748,682)                        $  167,420,041
Cash                                                                 1,317,569
Receivable for securities sold                                       1,019,862
Receivable for fund shares sold                                        150,929
Receivable for dividends                                                41,712
                                                                --------------
   Total Assets                                                    169,950,113
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     1,827,095
Payable for fund shares repurchased                                    244,606
Accrued expenses                                                        99,355
Management fee payable                                                  78,463
Distribution fee payable (Class A Shares)                               53,885
Distribution fee payable (Class B Shares)                               22,694
Distribution fee payable (Class C Shares)                                1,598
Fund service fee payable                                                30,278
Deferred compensation                                                    7,954
                                                                --------------
   Total Liabilities                                                 2,365,928
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  167,584,185
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$137,018,891/10,048,993 shares outstanding                      $        13.64
Sales Charge -- 5.00% of offering price                                   0.72
                                                                --------------
Maximum Offering Price                                          $        14.36
                                                                ==============
   Class B Shares
$28,614,779/2,246,555 shares outstanding                        $        12.74
                                                                ==============
   Class C Shares
$1,950,515/149,941 shares outstanding                           $        13.01
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      124,455
Paid-in capital                                                    211,845,380
Accumulated distributions in excess of net investment income           (51,229)
Accumulated undistributed net realized loss on investments         (84,005,780)
Unrealized appreciation of investments                              39,671,359
                                                                --------------
Net Assets                                                      $  167,584,185
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $      431,421
Interest                                                                22,645
                                                                --------------
   Total Income                                                        454,066
                                                                --------------
Expenses:
Management advisory fee                                                820,815
Transfer agent fees                                                    479,160
Custodian fees                                                          24,283
Distribution expense (Class A Shares)                                  335,948
Distribution expense (Class B Shares)                                  242,496
Distribution expense (Class C Shares)                                   18,442
Accounting services                                                     43,810
Auditing fees                                                           15,250
Legal fees                                                              11,600
Reports and notices to shareholders                                     58,500
Registration and filing fees                                            37,394
Directors' fees and expenses                                            18,253
Other                                                                   13,598
                                                                --------------
   Total Expenses                                                    2,119,549
   Expense Offset                                                       (9,133)
                                                                --------------
   Net Expenses                                                      2,110,416
                                                                --------------
   Net Investment Loss                                              (1,656,350)
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            9,767,525
Net change in unrealized appreciation                               31,454,920
                                                                --------------
Net Realized and Unrealized Gain on
 Investments                                                        41,222,445
                                                                --------------
Net Increase in Net Assets from Operations                      $   39,566,095
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                          Sentinel Mid Cap Growth Fund

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment loss                            $   (1,656,350)      (1,600,571)
Net realized gain (loss) on sales of
 investments                                        9,767,525      (46,765,118)
Net change in unrealized appreciation              31,454,920       15,222,482
                                               --------------   --------------
Net increase (decrease) in net assets from
 operations                                        39,566,095      (33,143,207)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
From net realized gain on investments
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
Total distributions to shareholders                        --               --
                                               --------------   --------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  26,029,882       40,037,998
   Class B Shares                                   3,897,702        4,226,957
   Class C Shares                                   3,000,094        2,355,862
Net asset value of shares in reinvestment of
 dividends and distributions
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
                                                   32,927,678       46,620,817
Less: Payments for shares reacquired
   Class A Shares                                 (30,584,233)     (53,415,639)
   Class B Shares                                  (6,292,629)      (6,965,869)
   Class C Shares                                  (3,189,843)      (2,681,174)
                                               --------------   --------------
Decrease in net assets from capital share
 transactions                                      (7,139,027)     (16,441,865)
                                               --------------   --------------
Total Increase (Decrease) in Net Assets for
 period                                            32,427,068      (49,585,072)
Net Assets: Beginning of period                   135,157,117      184,742,189
                                               --------------   --------------
Net Assets: End of period                      $  167,584,185   $  135,157,117
                                               ==============   ==============
Distributions in Excess of Net Investment
 Income at End of Period                       $      (51,229)  $      (51,058)
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                          Sentinel Mid Cap Growth Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    10.32   $    12.63   $    18.97   $    17.80   $    14.65
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.10)       (0.09)       (0.14)       (0.19)       (0.06)
Net realized and unrealized gain (loss)
 on investments                                      3.42        (2.22)       (4.06)        2.54         4.29
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     3.32        (2.31)       (4.20)        2.35         4.23
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --           --
Distributions from realized gains on
 investments                                           --           --         2.14         1.18         1.08
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                    --           --         2.14         1.18         1.08
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.64   $    10.32   $    12.63   $    18.97   $    17.80
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   32.17       (18.29)      (24.45)       13.85        30.45
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.31         1.31         1.27         1.14         1.22
Ratio of net investment loss to average
 net assets (%)                                     (0.98)       (0.80)       (0.99)       (0.83)       (0.41)
Portfolio turnover rate (%)                           116          230           88          135          118
Net assets at end of period (000 omitted)      $  137,019   $  109,161   $  148,973   $  206,488   $  140,633

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $     9.76   $    12.07   $    18.39   $    17.43   $    14.52
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment loss                                 (0.22)       (0.20)       (0.27)       (0.39)       (0.23)
Net realized and unrealized gain (loss)
 on investments                                      3.20        (2.11)       (3.91)        2.53         4.22
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.98        (2.31)       (4.18)        2.14         3.99
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --           --
Distributions from realized gains on
 investments                                           --           --         2.14         1.18         1.08
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                    --           --         2.14         1.18         1.08
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    12.74   $     9.76   $    12.07   $    18.39   $    17.43
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   30.53       (19.14)      (25.20)       12.88        28.97

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.47         2.30         2.27         2.00         2.29
Ratio of net investment loss to average
 net assets (%)                                     (2.13)       (1.79)       (2.00)       (1.71)       (1.53)
Portfolio turnover rate (%)                           116          230           88          135          118
Net assets at end of period (000 omitted)      $   28,615   $   24,321   $   33,322   $   42,310   $   14,891

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                          Sentinel Mid Cap Growth Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                       Period from
                                                                                           3/30/00
                                               Year Ended   Year Ended   Year Ended        through
                                                 11/30/03     11/30/02     11/30/01   11/30/00 (A)
--------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $     9.99   $    12.40   $    18.86   $      22.79
                                               ----------   ----------   ----------   ------------
Income (Loss) from Investment Operations
Net investment income loss                          (0.25)       (0.24)       (0.33)         (0.35)
Net realized and unrealized gain (loss)
 on investments                                      3.27        (2.17)       (3.99)         (3.58)
                                               ----------   ----------   ----------   ------------
Total from investment operations                     3.02        (2.41)       (4.32)         (3.93)
                                               ----------   ----------   ----------   ------------
Less Distributions
Dividends from net investment income                   --           --           --             --
Distributions from realized gains on
 investments                                           --           --         2.14             --
                                               ----------   ----------   ----------   ------------
Total Distributions                                    --           --         2.14             --
                                               ----------   ----------   ----------   ------------
Net asset value at end of period               $    13.01   $     9.99   $    12.40   $      18.86
                                               ==========   ==========   ==========   ============
Total Return (%)                                    30.23       (19.44)      (25.33)        (17.24)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.72         2.65         2.61           2.11+
Ratio of net investment loss to average
 net assets (%)                                     (2.39)       (2.15)       (2.36)         (1.87)+
Portfolio turnover rate (%)                           116          230           88            135
Net assets at end of period (000 omitted)      $    1,951   $    1,675   $    2,447   $      1,688

(A)  Commenced operations March 30, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

          Sentinel International Equity Fund seeks growth of capital by investing in common stocks of established non-U.S. companies selected mainly for their growth prospects, or in U.S. companies that conduct their business mainly outside of the United States.

                       Sentinel International Equity Fund

For the year ended November 30, 2003, the Sentinel International Equity Fund returned 19.6%, with the recovering global economy and healthier market environment in 2003 helping the Fund post double-digit returns for the first time since the year ending November 30, 1999. Over the past year the MSCI Europe, Australia, and Far East Index (EAFE) gained 24.2%, while the average fund in the Lipper International Universe returned 21.6%. Appreciation of foreign currencies relative to the dollar in 2003 helped international stocks outperform domestic equities for the year, with the S&P 500 posting a 15.1% return over the past 12 months. While participating in the recent rebound in share prices, the Fund trailed the market and peer group somewhat, due to the outperformance of smaller-capitalization companies and lower quality stocks. The Fund continued to emphasize, as always, well-established companies with proven financial strength. Our consistent stock selection approach has resulted in highly competitive results over the long term relative to comparable international equity funds, while maintaining below-average volatility of returns.

The Fund returned 19.6% for the fiscal year. Our consistent stock selection approach also resulted in highly competitive results over the long term relative to comparable international equity funds, while maintaining below-average volatility.

     Over the last 12 months, foreign markets enjoyed a significant reversal from the difficult environment experienced during the prior several years. This rebound in the market was led by traditional cyclical sectors such as industrials and basic materials, which benefited from accelerating economic growth. Other leading groups included technology, which rebounded from highly depressed levels, and financials, driven by sensitivity to stabilizing equity prices. The Fund was well exposed to these segments of the market, enjoying favorable stock selection in all, with the exception of materials.

     Europe, which represents more than two-thirds of EAFE by market capitalization, was an important driver of returns in 2003. Economic growth continued to strengthen throughout the region, with business sentiment and consumer confidence picking up materially over last year. Of the major markets, Germany and Italy set the pace within the region, benefiting from important cyclical exposure in their domestic economies. Peripheral areas such as Scandinavia and Austria also returned to favor with investors in 2003, due to a steady increase in risk tolerance levels during the course of the year. The Fund continued to have an overweight exposure to Continental European stocks, which contributed positively to performance. We continued to find a wide array of companies meeting our financial, valuation and global-sector-based research criteria in this part of the world.

     Asia performed broadly in line with the index during the fiscal year, reflecting improvement in the underlying growth environment. GDP growth in Japan was led by a pick-up in capital expenditures by corporations seeking to support growing demand for its exports. As a result, shares in the depressed, domestic cyclical sectors led the market rebound, while blue-chip global companies trailed significantly. Our portfolio holdings in Japan underperformed over the last 12 months; we continued to emphasize a balance of globally focused firms, along with select financially strong companies with more of a domestic orientation. Our holdings, nonetheless, have begun to perform better in relative terms over the past couple of months.

Sentinel International Equity Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

             International   Morningstar
              Equity Fund      Foreign
               with/load        Stock      EAFE Index

11/30/1993           10000         10000        10000
11/30/1994           10274         10916        11484
11/30/1995           11326         11650        12354
11/30/1996           13079         13488        13806
11/30/1997           14717         14462        13751
11/30/1998           16243         16025        16022
11/30/1999           19176         20211        19400
11/30/2000           18442         18803        17394
11/30/2001           15946         14718        14166
11/30/2002           14482         13078        12231
11/30/2003           17322         15687        15164

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Securities in Fund's portfolio are subject to political influences, currency fluctuations and economic cycles that may be unrelated to domestic markets and may experience wider price fluctuations. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+ An unmanaged index of 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

[GRAPHIC APPEARS HERE]

     Looking to 2004, we remain reasonably optimistic about the prospects for equities, given the healthy economic backdrop and more stable financial

.................................................................................

market climate. However, equity valuations have risen meaningfully during 2003 as a result of the market rebound, and could be tested by rising interest rates in the face of a stronger global economy. We continue to believe that non-U.S. equities look attractively valued relative to the domestic market, and that U.S.-based investors may also benefit from additional gains in foreign currencies versus the U.S. dollar. As always, the Fund will remain appropriately diversified, attractively valued relative to the market, and positioned to seek added value primarily through our disciplined stock selection approach.


/s/ Erik B. Granade
Erik B. Granade, CFA
INVESCO Global Asset Management(N.A.), Inc.

--------------------------------------------------------------------------------

                       Sentinel International Equity Fund

Investment in Securities
at November 30, 2003
                                                                     Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
Common Stocks 98.9%
Australia 2.5%
BHP Billiton                                          151,100   $    1,233,323
National Australia                                     59,000        1,235,773
                                                                --------------
                                                                     2,469,096
                                                                --------------
Austria 0.9%
Bank Austria C                                         19,200          872,817
                                                                --------------
Canada 2.1%
Barrick Gold Corp.                                     51,000        1,141,890
Encana Corp.                                           26,000          953,243
                                                                --------------
                                                                     2,095,133
                                                                --------------
Denmark 2.3%
Danske Bank                                           106,900        2,266,273
                                                                --------------
Finland 4.8%
Nokia Oyj                                             114,500        2,064,177
Stora Enso Oyj-R                                      128,800        1,734,915
Upm-Kymmene Corp.                                      54,450        1,007,735
                                                                --------------
                                                                     4,806,827
                                                                --------------
France 5.3%
Compagnie De Saint - Gobain                            24,000        1,074,324
Michelin                                               52,000        2,064,495
Societe Generate                                       27,100        2,171,342
                                                                --------------
                                                                     5,310,161
                                                                --------------
Germany 2.9%
BASF A.G                                               35,600        1,761,394
Deutsche Bank A.G                                      17,000        1,178,581
                                                                --------------
                                                                     2,939,975
                                                                --------------
Hong Kong 1.7%
HSBC Holdings                                         111,600        1,709,915
                                                                --------------
Italy 3.0%
E.N.I. SpA-Sponsored (ADR)                             22,300        1,902,636
San Paolo-IMI SpA (ADR)                                42,900        1,102,959
                                                                --------------
                                                                     3,005,595
                                                                --------------
Japan 19.5%
Canon, Inc.                                            37,000        1,709,304
Eisai Co.                                              35,000          886,743
Fuji Photo Film                                        87,000        2,462,339
Hitachi Ltd.                                          224,000        1,319,091
Ito-Yokado Co. Ltd.                                    30,000          996,987
KAO Corp.                                              49,000          999,863
Millea Holdings                                            70          754,131
Nintendo Co. Ltd.                                      16,900        1,459,637
Nippon Telegraph & Telephone                              325        1,557,792
Sony Corp.                                             60,800        2,109,377
Takeda Chemical Industries                             49,600        1,901,945
Takefuji Corp.                                         14,000          755,410
TDK Corp.                                              18,000        1,170,090
Toyota Motor Corp.                                     45,800        1,375,714
                                                                --------------
                                                                    19,458,423
                                                                --------------
Mexico 2.1%
Telefonos de Mexico (ADR)                              64,300        2,127,687
                                                                --------------

Netherland 7.6%
ABN-Amro Holdings                                      45,500        1,001,997
Aegon N.V                                              74,200          990,562
DSM N.V                                                20,080          926,067
ING Groep N.V                                          92,555        1,983,841
Koninkliike Philips Electronics
 N.V. (ADR)                                            57,000        1,619,940
TPG N.V                                                49,500        1,068,711
                                                                --------------
                                                                     7,591,118
                                                                --------------
Norway 1.4%
Statoil ASA                                           140,000   $    1,396,099
                                                                --------------
Portugal 1.1%
Portugal Telecom (ADR)                                118,400        1,117,696
                                                                --------------
South Korea 2.8%
Korea Electric Power (ADR)                            107,000        1,217,660
KT Corp. (ADR)                                         82,500        1,588,125
                                                                --------------
                                                                     2,805,785
                                                                --------------
Spain 5.5%
Endesa(ADR)                                           139,200        2,291,232
Repsol (ADR)                                           54,500          953,205
Total S.A                                              28,200        2,277,714
                                                                --------------
                                                                     5,522,151
                                                                --------------
Sweden 2.7%
Nordea AB                                             168,800        1,117,955
Volvo AB Class B                                       52,900        1,531,048
                                                                --------------
                                                                     2,649,003
                                                                --------------
Switzerland 11.1%
Cie Financ Richemont                                   32,200          798,203
Nestle S.A. Registered                                 12,350        2,874,874
Novartis A.G.Registered                                64,000        2,706,949
Roche Holdings A.G                                     17,750        1,601,886
Syngenta A.G. Registered                               25,750        1,578,831
* Zurich Financial Services Group                      12,300        1,586,451
                                                                --------------
                                                                    11,147,194
                                                                --------------
United Kingdom 19.6%
Abbey National plc                                    106,900          982,366
BP Amoco plc                                          344,400        2,405,910
British Aerospace Systems                             494,200        1,482,632
Cadbury Schweppes                                     310,000        1,977,460
Diageo plc                                            170,500        2,128,238
Glaxosmithkline plc (ADR)                              39,500        1,812,260
Kingfisher plc                                        353,650        1,678,985
Marks & Spencer plc                                   158,200          731,322
Reed Elserier                                          78,000          643,262
Royal Bank of Scotland                                 74,000        2,067,797
Scottish Power                                        340,300        2,106,292
Shell Transport & Trading (ADR)                        42,000        1,623,300
                                                                --------------
                                                                    19,639,824
                                                                --------------
Total Common Stocks
(Cost $94,486,885)**                                                98,930,772
Excess of Other Assets
   Over Liabilities 1.1%                                             1,092,622
                                                                --------------
Net Assets                                                      $  100,023,394
                                                                ==============

------------------------------------------------------------------------------
  Summary of Foreign Securities by Industry Classification

                                                 Percent of         Market
Industry                                         Net Assets         Value

Aerospace & Defense                                       1.5%  $   1,482,632
Air Freight & Logistics                                   1.1%      1,068,711
Apparel Accessories & Luxury Goods                        0.8%        798,203
Automobiles, Auto Parts                                   1.4%      1,375,715
Building Products                                         1.1%      1,074,324
Chemicals                                                 0.9%        926,067
Communications Equipment                                  2.0%      2,064,177
Constructions & Farm Machinery &
 Heavy Trucks                                             1.5%      1,531,048
Consumer Electronics                                      3.7%      3,729,316
Consumer Finance                                          0.7%        755,410
Department Stores                                         0.7%        731,322
Distillers/Brewery                                        2.1%      2,128,238
Diversified Banks                                        14.5%     14,529,195
Diversified Capital Markets                               1.2%      1,178,581
Diversified Chemicals                                     1.8%      1,761,394
Electrical Equipment/Manufacturers                        2.5%      2,489,181
Fertilizers & Agricultural Chemical                       2.7%      2,720,721
Home Entertainment Software                               1.5%      1,459,637
Home Improvement Retail                                   1.7%      1,678,985
Household Products                                        1.0%        999,863
Hypermarkets & Super Centers                              1.0%        996,987
Financial Services - Diversified                          2.0%      1,983,841
Insurance - Life & Health                                 1.0%        990,562
Insurance - Property & Casualty                           0.8%        754,131
Mining & Metals - Diversified                             1.2%      1,233,323
Multi-Life Insurance                                      1.6%      1,586,451
Oil & Gas - Exploration &
 Productions                                              1.0%        953,243
Oil & Gas - Integrated                                   10.5%     10,558,864
Office Electronics                                        1.7%      1,709,303
Packaged Foods                                            4.9%      4,852,334
Paper Products                                            2.7%      2,742,650
Pharmaceuticals                                           8.9%      8,909,783
Photographic Products                                     2.5%      2,462,339
Publishing                                                0.6%        643,262
Tires & Rubber                                            2.1%      2,064,495
Telecommunications
 Services                                                 6.4%      6,391,300
Utilities - Electric                                      5.6%      5,615,184
                                               --------------   -------------
                                                         98.9%  $  98,930,772
                                               ==============   =============

*  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2003 net unrealized appreciation for federal income tax purposes aggregated $4,443,887 of which $14,148,341 related to appreciated securities and $9,704,454 related to depreciated securities.
   (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

.................................................................................

                       Sentinel International Equity Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $94,486,885)                         $   98,930,772
Cash and cash equivalents                                              785,874
Foreign currency (Cost $7,532)                                           7,527
Receivable for securities sold                                         129,814
Receivable for fund shares sold                                        134,583
Receivable for dividends                                               343,489
                                                                --------------
   Total Assets                                                    100,332,059
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                       150,002
Payable for fund shares repurchased                                     36,293
Accrued expenses                                                        36,930
Management fee payable                                                  47,190
Distribution fee payable (Class A Shares)                               10,505
Distribution fee payable (Class B Shares)                                5,496
Distribution fee payable (Class C Shares)                                1,377
Fund service fee payable                                                15,860
Deferred compensation                                                    5,012
                                                                --------------
   Total Liabilities                                                   308,665
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  100,023,394
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$86,912,689/6,288,486 shares outstanding                        $        13.82
Sales Charge -- 5.00% of offering price                                   0.73
                                                                --------------
Maximum Offering Price                                          $        14.55
                                                                ==============
   Class B Shares
$11,254,923/832,020 shares outstanding                          $        13.53
                                                                ==============
   Class C Shares
$1,855,782/136,552 shares outstanding                           $        13.59
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       72,571
Paid-in capital                                                    101,943,155
Accumulated undistributed net investment income                        626,288
Accumulated undistributed net realized loss
 on investments and foreign exchange                                (7,080,187)
Unrealized appreciation of investments
 and foreign exchange                                                4,461,567
                                                                --------------
Net Assets                                                      $  100,023,394
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $    2,353,359*
Interest                                                                11,318
                                                                --------------
   Total Income                                                      2,364,677
                                                                --------------
Expenses:
Management advisory fee                                                516,467
Transfer agent fees                                                    256,575
Custodian fees                                                          81,433
Distribution expense (Class A Shares)                                  222,354
Distribution expense (Class B Shares)                                  112,957
Distribution expense (Class C Shares)                                   14,444
Accounting services                                                     28,320
Auditing fees                                                           11,400
Legal fees                                                               6,100
Reports and notices to shareholders                                     31,250
Registration and filing fees                                            48,701
Directors fees and expenses                                             11,526
Other                                                                    6,243
                                                                --------------
   Total Expenses                                                    1,347,770
   Expense Offset                                                      (10,708)
                                                                --------------
   Net Expenses                                                      1,337,062
                                                                --------------
Net Investment Income                                                1,027,615
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments                                                         (4,054,897)
Foreign currency transactions                                          (67,673)
                                                                --------------
   Net realized loss                                                (4,122,570)
                                                                --------------
Net change in unrealized appreciation
 during the period:
Investments                                                         19,264,835
Foreign currency transactions                                            5,284
                                                                --------------
Net change in unrealized appreciation                               19,270,119
                                                                --------------
Net Realized and Unrealized Gain
 on Investments                                                     15,147,549
                                                                --------------
Net Increase in Net Assets from Operations                      $   16,175,164
                                                                ==============

*  Net of Foreign Tax Withholding of $283,969.

See Notes to Financial Statements.

.................................................................................

                       Sentinel International Equity Fund*

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                          $    1,027,615   $    1,074,819
Net realized loss on sales of investments          (4,122,570)      (2,447,611)
Net change in unrealized
 appreciation (depreciation)                       19,270,119       (6,418,997)
                                               --------------   --------------
Net increase (decrease) in net assets
 from operations                                   16,175,164       (7,791,789)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (1,212,416)        (879,031)
   Class B Shares                                     (30,244)              --
   Class C Shares                                          --               --
From realized gain on investments
   Class A Shares                                    (475,793)        (251,352)
   Class B Shares                                     (80,114)         (52,142)
   Class C Shares                                      (8,598)          (4,796)
                                               --------------   --------------
Total distributions to shareholders                (1,807,165)      (1,187,321)
                                               --------------   --------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  49,478,323      228,862,974
   Class B Shares                                   1,844,329        2,240,824
   Class C Shares                                     635,210        3,527,041
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                   1,442,168          946,014
   Class B Shares                                     107,231           51,248
   Class C Shares                                       8,598            4,796
                                               --------------   --------------
                                                   53,515,859      235,632,897
Less: Payments for shares reacquired
   Class A Shares                                 (52,403,776)    (244,726,588)
   Class B Shares                                  (5,026,588)      (5,165,780)
   Class C Shares                                    (419,228)      (3,649,734)
                                               --------------   --------------
Decrease in net assets from
 capital share transactions                        (4,333,733)     (17,909,205)
                                               --------------   --------------
Total Increase (Decrease)
 in Net Assets for period                          10,034,266      (26,888,315)
Net Assets: Beginning of period                    89,989,128      116,877,443
                                               --------------   --------------
Net Assets: End of period                      $  100,023,394   $   89,989,128
                                               ==============   ==============
Undistributed Net Investment
 Income at End of Period                       $      626,288   $      956,989
                                               ==============   ==============

*  Formerly Sentinel World Fund.
   Name change effective July 1, 2002.

See Notes to Financial Statements.

.................................................................................

                       Sentinel International Equity Fund*

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    11.83   $    13.21   $    18.64   $    21.28   $    18.19
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.16         0.17         0.12         0.21         0.28
Net realized and unrealized gain (loss)
 on investments                                      2.09        (1.37)       (2.16)       (0.90)        2.98
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.25        (1.20)       (2.04)       (0.69)        3.26
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.19         0.14         0.18         0.26         0.17
Distributions from realized gains on
 investments                                         0.07         0.04         3.21         1.69           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.26         0.18         3.39         1.95         0.17
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.82   $    11.83   $    13.21   $    18.64   $    21.28
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)**                                  19.61        (9.21)      (13.51)       (3.85)       18.09
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.35         1.30         1.26         1.23         1.25
Ratio of net investment income to average
 net assets (%)                                      1.38         1.26         0.88         1.06         1.86
Portfolio turnover rate (%)                            28           33           29           47           35
Net assets at end of period (000 omitted)      $   86,913   $   75,951   $   98,079   $   96,354   $  107,413

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $    11.57   $    12.94   $    18.30   $    20.95   $    17.92
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income (loss)                         0.01         0.02        (0.02)        0.02         0.10
Net realized and unrealized gain (loss)
 on investments                                      2.05        (1.35)       (2.13)       (0.89)        2.95
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.06        (1.33)       (2.15)       (0.87)        3.05
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.03           --           --         0.09         0.02
Distributions from realized gains
 on investments                                      0.07         0.04         3.21         1.69           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.10         0.04         3.21         1.78         0.02
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.53   $    11.57   $    12.94   $    18.30   $    20.95
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)**                                  18.03       (10.31)      (14.36)       (4.79)       17.05
Ratios/Supplemental Data
Ratio of net expenses to average
 net assets (%)                                      2.67         2.44         2.21         2.19         2.16
Ratio of net investment income (loss) to
 average net assets (%)                              0.13         0.16        (0.08)        0.08         0.98
Portfolio turnover rate (%)                            28           33           29           47           35
Net assets at end of period (000 omitted)      $   11,255   $   12,668   $   17,176   $   22,974   $   23,536

*  Formerly Sentinel World Fund. Name change effective July 1, 2002.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                       Sentinel International Equity Fund*

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $    11.63   $    13.05   $    18.47   $    21.08   $    18.05
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income (loss)                        (0.04)       (0.03)       (0.08)        0.07         0.09
Net realized and unrealized gain (loss)
 on investments                                      2.07        (1.35)       (2.13)       (0.99)        2.94
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.03        (1.38)       (2.21)       (0.92)        3.03
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                   --           --           --           --           --
Distributions from realized gains on
 investments                                         0.07         0.04         3.21         1.69           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.07         0.04         3.21         1.69           --
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.59   $    11.63   $    13.05   $    18.47   $    21.08
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)**                                  17.64       (10.61)      (14.59)       (5.00)       16.79
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.96         2.90         2.36         2.33         2.29
Ratio of net investment income (loss) to
 average net assets (%)                             (0.24)       (0.25)       (0.43)        0.32         0.85
Portfolio turnover rate (%)                            28           33           29           47           35
Net assets at end of period (000 omitted)      $    1,856   $    1,370   $    1,622   $    2,080   $    1,820

*  Formerly Sentinel World Fund. Name change effective July 1, 2002.
** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

       Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing, in approximately the same weightings, in the common stocks of the companies comprising the Index.

                           Sentinel Growth Index Fund

The Sentinel Growth Index Fund Class A shares earned an 11.7% return for the fiscal year ending November 30, 2003 in line with the 12.6% return for the S&P 500 Barra/Growth Index.

Sentinel Growth Index Fund earned an 11.7% return for the fiscal year, in line with the return for its benchmark S&P 500 Barra/Growth Index. Our outlook calls for a continuation of the economic recovery in 2004, with GDP growth in the 3-4% range in this environment, and corporate profit increases of another 12-15%.

     Although the stock market declined during the first three months of the year, growth stocks held up better than the overall market. This strong relative performance was an early sign that investors were willing to take on additional risk and own stocks that were likely to show large earnings gains in an economic recovery.

     The Stock market rebounded nicely during the second quarter, led higher by technology stocks such as Cisco, Dell, Intel, and Microsoft. Cyclical stocks in the consumer discretionary and telecommunications sectors also performed well as investors began to anticipate a recovery in corporate profits.

     During the third quarter, growth stocks outperformed value stocks by a small margin, as investors continued to react favorably to the news that gross domestic product growth was coming in stronger than expected.

     The Fund finished the year with about a 5% gain during October and November. During the fiscal year, the strongest-performing sectors were utilities, telecommunications, and consumer discretionary stocks. Two of the more defensive sectors-energy and health care-underperformed during the period.

Sentinel Growth Index Fund Performance
Class A Shares, September 13, 1999 inception through November 30, 2003

[CHART APPEARS HERE]

             Growth Index             Barra
                Fund        S&P 500   Growth
              with/load      Index    Index

 9/13/1999          10000     10000    10000
11/30/1999          10384     10359    10716
11/30/2000           9037      9921     9372
11/30/2001           7462      8710     7814
11/30/2002           6064      7272     6396
11/30/2003           6775      8369     7205

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 2.5% sales charge and includes all expenses and management fees, while that shown for the Indices does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+  Unmanaged indices of stocks reflecting average in the stock market.
   "S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Advisors Company. Sentinel Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Growth Index Fund.

[GRAPHIC APPEARS HERE]

     Our economic outlook calls for a continuation of the economic recovery in 2004, with GDP growing at a 3-4% range. We would expect corporate profits to increase another 12-15% in this environment. Even though price/earnings ratios may not expand significantly from their current levels, we expect stocks with above-average earnings growth to continue to perform well.


/s/ Robert L. Lee
Robert L. Lee, CFA


/s/ Charles C. Schwartz
Charles C. Schwartz, CFA

.................................................................................

                           Sentinel Growth Index Fund

Investment in Securities
at November 30, 2003
                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Common Stocks 99.8%
  Consumer Discretionary 8.7%
* AutoZone, Inc.                                        1,300   $      124,358
* Bed Bath & Beyond, Inc.                               4,300          181,632
  Best Buy Co., Inc.                                    4,700          291,400
  Black & Decker Corp.                                  1,100           51,029
  Dollar General Corp.                                  4,800          101,376
  Dow Jones & Co., Inc.                                 1,197           59,371
* Ebay, Inc.                                            9,300          519,405
  Family Dollar Stores, Inc.                            2,500           96,450
  Gap, Inc.                                            12,800          275,200
  Harley-Davidson, Inc.                                 4,380          206,605
  Home Depot, Inc.                                     33,100        1,216,756
  Int'l. Game Technology                                4,900          169,981
  Knight Ridder, Inc.                                   1,200           89,256
* Kohl's Corp.                                          4,936          238,508
  Lowe's Cos., Inc.                                    11,300          658,790
  Mattel, Inc.                                          6,300          127,512
  Maytag Corp.                                          1,100           29,084
  McGraw-Hill Cos., Inc.                                2,800          191,800
  Meredith Corp.                                          700           33,523
  New York Times Co. - Class A                          2,100           96,390
  Nike, Inc.-Class B                                    3,800          255,550
  Omnicom Group, Inc.                                   2,781          221,534
  Radioshack Corp.                                      2,354           73,327
* Starbucks Corp.                                       5,600          179,592
  Tiffany & Co.                                         2,100           95,235
  TJX Cos.                                              7,300          164,907
  Tupperware Corp.                                        839           12,929
* Univision Communications, Inc.                        4,600          165,968
  Whirlpool Corp.                                       1,000           68,320
* Yum Brands, Inc.                                      4,220          145,548
                                                                --------------
                                                                     6,141,336
                                                                --------------
  Consumer Staples 20.5%
  Altria Group, Inc.                                   29,200        1,518,400
  Anheuser-Busch Co., Inc.                             11,884          615,829
  Avon Products, Inc.                                   3,401          232,969
  Brown Forman Corp. - Class B                            900           82,566
  Campbell Soup Co.                                     5,869          150,305
  Clorox Co.                                            3,100          145,452
  Coca-Cola Co.                                        35,345        1,643,543
  Colgate Palmolive Co.                                 7,794          409,185
  General Mills, Inc.                                   5,388          242,514
  Gillette Co.                                         14,657          494,381
  Heinz, H.J. Co.                                       5,094          183,893
  Hershey Foods Corp.                                   1,900          147,630
  Kellogg Co.                                           5,912          211,472
  Kimberly-Clark Corp.                                  7,300          395,806
  McCormick & Co., Inc.                                 2,000           57,380
  PepsiCo, Inc.                                        24,854        1,195,974
  Procter & Gamble Co.                                 18,700        1,799,688
  Sara Lee Corp.                                       11,124          228,598
  Sysco Corp.                                           9,340          339,229
  UST, Inc.                                             2,399           86,340
  Walgreen Co.                                         14,786          544,273
* Wal-Mart Stores, Inc.                                62,921        3,500,924
  Wrigley (Wm.) Jr. Co.                                 3,276          180,573
                                                                --------------
                                                                    14,406,924
                                                                --------------
  Energy 0.7%
* B.J. Services Co.                                     2,300           73,347
  Schlumberger Ltd.                                     8,400          394,128
                                                                --------------
                                                                       467,475
                                                                --------------
  Financials 4.8%
  American Express Co.                                 18,500          845,635
  Fannie Mae                                           14,000          980,000
  Federated Investors, Inc. PA - Class B                1,500   $       43,125
  Fifth Third Bancorp                                   8,200          476,666
  Marsh & McLennan Co., Inc.                            7,700          342,188
  Moody's Corp.                                         2,189          125,386
  Progressive Corp. Ohio                                3,100          242,110
  SLM Corp.                                             6,504          241,493
  T. Rowe Price Group                                   1,800           75,672
                                                                --------------
                                                                     3,372,275
                                                                --------------
  Health Care 22.9%
  Abbott Labs                                          22,535          996,047
  Allergen, Inc.                                        1,862          139,147
* Amgen, Inc.                                          18,618        1,070,721
  Bard, C. R., Inc.                                       800           60,480
  Baxter Int'l., Inc.                                   8,700          242,034
  Becton Dickinson & Co.                                3,600          144,108
* Biogen Idec, Inc.                                     4,707          179,713
  Biomet, Inc.                                          3,650          130,560
* Boston Scientific Corp.                              11,800          423,502
  Bristol-Myers Squibb Co.                             27,918          735,639
* Chiron Corp.                                          2,700          144,774
* Express Scripts, Inc.                                 1,100           71,203
* Forest Labs, Inc.                                     5,300          289,592
* Genzyme Corp.                                         3,200          149,568
  Guidant Corp.                                         4,425          251,207
  IMS Health, Inc.                                      3,428           78,947
  Johnson & Johnson                                    42,750        2,107,148
  Lilly, Eli & Co.                                     16,160        1,107,930
* Medlmmune, Inc.                                       3,500           83,300
  Medtronic, Inc.                                      17,528          792,266
  Merck & Co., Inc.                                    32,265        1,309,959
* Millipore Corp.                                         697           29,839
  Pfizer, Inc.                                        112,048        3,759,210
* St. Jude Medical, Inc.                                2,500          158,350
  Stryker Corp.                                         2,900          234,900
  UnitedHealth Group, Inc.                              8,600          463,540
  Wyeth                                                19,200          756,480
* Zimmer Holdings, Inc.                                 3,241          213,647
                                                                --------------
                                                                    16,123,811
                                                                --------------
  Industrials 12.1%
  3M Company                                           11,300          893,152
* American Standard Cos., Inc.                          1,100          109,670
* Apollo Group, Inc. - Class A                          2,500          172,575
  Avery Dennison Corp.                                  1,556           85,705
  Block, H & R, Inc.                                    2,600          141,154
  Cintas Corp.                                          2,500          116,850
  Deluxe Corp.                                            800           32,960
  Emerson Electric Co.                                  6,100          372,344
  Equifax, Inc.                                         1,972           46,598
  General Electric Co.                                144,255        4,135,791
  ITT Industries, Inc.                                  1,300           85,696
* Monster Worldwide, Inc.                               1,600           38,496
* Navistar International Corp.                          1,000           43,100
  Paychex, Inc.                                         5,422          208,584
  Pitney Bowes, Inc.                                    3,400          135,150
* Robert Half Int'l., Inc.                              2,400           53,424
  Rockwell Collins, Inc.                                2,500           67,225
  United Parcel Service, Inc. - Class B                16,200        1,178,874
  United Technologies Corp.                             6,800          582,760
                                                                --------------
                                                                     8,500,108
                                                                --------------
  Information Technology 26.8%
  Adobe Systems, Inc.                                   3,388          139,992
* Altera Corp.                                          5,500          139,315
  Analog Devices, Inc.                                  5,300          263,675
  Automatic Data Processing                             8,563          327,363
* Avaya, Inc.                                           5,900           80,240
* Broadcom Corp.                                        4,300   $      156,649
* Cisco Systems, Inc.                                 101,060        2,290,020
* Citrix Systems, Inc.                                  2,300           55,246
* Concorde EFS, Inc.                                    7,000           80,430
* Dell, Inc.                                           36,923        1,273,844
* Electronic Arts, Inc.                                 4,200          185,766
  First Data Corp.                                     10,600          401,210
  Intel Corp.                                          93,708        3,132,658
  Int'l. Business Machines                             24,904        2,254,808
* Intuit, Inc.                                          3,000          150,840
* KLA-Tencor Corp.                                      2,700          158,247
* Lexmark Int'l., Inc. - Class A                        1,829          141,565
  Linear Technology                                     4,500          194,130
* Lucent Technologies                                  59,900          191,680
  Maxim Integrated Products, Inc.                       4,700          244,776
* Mercury Interactive Corp.                             1,200           56,160
  Microsoft Corp.                                     155,686        4,001,130
* Network Appliance Corp.                               4,844          111,945
* NVIDIA Corp.                                          2,200           46,530
* Oracle Corp.                                         75,308          904,449
* PMC-Sierra, Inc.                                      2,400           48,888
* QLogic Corp.                                          1,400           79,562
  Qualcomm, Inc.                                       11,458          510,454
* Symantec Corp.                                        4,300          141,169
* Unisys Corp.                                          4,700           76,704
* Veritas Software Corp.                                6,100          231,928
* Waters Corp.                                          1,700           54,366
* Xerox Corp.                                          11,300          137,634
* Xilinx, Inc.                                          4,850          182,312
* Yahoo!, Inc.                                          9,380          403,152
                                                                --------------
                                                                    18,848,837
                                                                --------------

  Materials 2.4%
  Ball Corp.                                              800           44,760
  Dow Chemical Co.                                     13,200          495,660
  Dupont (El) de Nemours                               14,300          592,878
  Ecolab, Inc.                                          3,700           97,014
  Freeport McMoran Copper & Gold - Class B              2,400          104,472
* Hercules, Inc.                                        1,500           15,060
  Int'l. Flavors & Fragrances                           1,300           42,211
  Praxair, Inc.                                         2,400          172,272
* Sealed Air Corp.                                      1,200           63,324
  Sigma Aldrich Corp.                                   1,000           53,570
                                                                --------------
                                                                     1,681,221
                                                                --------------
  Telecommunication Services 0.8%
* Nextel Communications, Inc.                          15,800          400,214
* Qwest Communications Int'l, Inc.                     24,400           89,304
* Sprint Corp. (PCS Group)                             14,810           67,978
                                                                --------------
                                                                       557,496
                                                                --------------
  Utilities 0.1%
* AES Corp.                                             8,900           78,943
                                                                --------------
  Total Common Stocks
     (Cost $70,104,810)**                                           70,178,426
  Excess of Other Assets Over
   Liabilities 0.2%                                                    155,191
                                                                --------------
  Net Assets                                                    $   70,333,617
                                                                ==============

*  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November
   30, 2003 net unrealized appreciation for federal income tax purposes aggregrated $73,616 of which $8,917,875 related to appreciated securities and $8,844,259 related to depreciated securities.

                                              See Notes to Financial Statements.

.................................................................................

                           Sentinel Growth Index Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $70,104,810)                         $   70,178,426
Cash and cash equivalents                                               52,081
Receivable for securities sold                                           6,945
Receivable for fund shares sold                                        147,809
Receivable for dividends                                                86,210
Receivable from fund administrator                                       7,448
                                                                --------------
   Total Assets                                                     70,478,919
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                        71,067
Payable for fund shares repurchased                                      4,148
Accrued expenses                                                        22,143
Management fee payable                                                  17,236
Distribution fee payable (Class A Shares)                                7,942
Distribution fee payable (Class B Shares)                                8,915
Distribution fee payable (Class C Shares)                                  988
Fund service fee payable                                                 9,422
Deferred compensation                                                    3,441
                                                                --------------
   Total Liabilities                                                   145,302
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   70,333,617
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$56,154,381/4,063,578 shares outstanding                        $        13.82
Sales Charge--2.50% of offering price                                     0.35
                                                                --------------
Maximum Offering Price                                          $        14.17
                                                                ==============
   Class B Shares
$12,951,724/966,203 shares outstanding                          $        13.40
                                                                ==============
   Class C Shares
$1,227,512/95,574 shares outstanding                            $        12.84
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       51,254
Paid-in capital                                                    109,052,049
Accumulated undistributed net
 investment income                                                     301,863
Accumulated undistributed net realized loss
 on investments                                                    (39,145,165)
Unrealized appreciation of investments                                  73,616
                                                                --------------
Net Assets                                                      $   70,333,617
                                                                ==============

Statement of Operations
For the Year Ended November 30,2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $      888,564
                                                                --------------
Expenses:
Management advisory fee                                                185,329
Transfer agent fees                                                    141,760
Custodian fees                                                          50,389
Distribution expense (Class A Shares)                                   75,128
Distribution expense (Class B Shares)                                   89,133
Distribution expense (Class C Shares)                                    9,152
Accounting services                                                     19,740
Auditing fees                                                            9,150
Legal fees                                                               5,300
Reports and notices to shareholders                                     17,100
Registration and filing fees                                            34,775
Directors' fees and expenses                                             8,182
Other                                                                   15,629
                                                                --------------
   Total Expenses                                                      660,767
   Expense Reimbursement                                              (123,432)
   Expense Offset                                                       (1,339)
                                                                --------------
   Net Expenses                                                        535,996
                                                                --------------
Net Investment Income                                                  352,568
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
 on Investments
Net realized loss on sales of investments                           (6,552,852)
Net change in unrealized appreciation                               13,136,003
                                                                --------------
Net Realized and Unrealized Gain on
 Investments                                                         6,583,151
                                                                --------------
Net Increase in Net Assets from Operations                      $    6,935,719
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Growth Index Fund

Statement of Changes on Net Assets

                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                          $      352,568   $      188,061
Net realized loss on sales of investments          (6,552,852)     (10,568,732)
Net change in unrealized
 appreciation (depreciation)                       13,136,003       (4,695,014)
                                               --------------   --------------
Net increase (decrease) in net assets
 from operations                                    6,935,719      (15,075,685)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                    (219,899)         (18,867)
   Class B Shares                                          --               --
   Class C Shares                                          --               --
From net realized gain on investments
   Class A Shares                                          --               --
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
Total distributions to shareholders                  (219,899)         (18,867)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  11,928,030       11,105,786
   Class B Shares                                   1,719,575        2,435,084
   Class C Shares                                     546,273          615,316
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                     127,275           11,701
   Class B Shares                                          --               --
   Class C Shares                                          --               --
                                               --------------   --------------
                                                   14,321,153       14,167,887

Less: Payments for shares reacquired
   Class A Shares                                  (9,004,055)      (9,269,968)
   Class B Shares                                  (1,883,832)      (3,231,377)
   Class C Shares                                    (200,656)        (413,579)
                                               --------------   --------------
Increase in net assets from capital
 share transactions                                 3,232,610        1,252,963
                                               --------------   --------------
Total Increase (Decrease) in Net
 Assets for period                                  9,948,430      (13,841,589)
Net Assets: Beginning of period                    60,385,187       74,226,776
                                               --------------   --------------
Net Assets: End of period                      $   70,333,617   $   60,385,187
                                               ==============   ==============
Undistributed Net Investment
 Income at End of Period                       $      301,863   $      169,194
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                                         Period
                                                                                                   from 9/13/99
                                               Year Ended   Year Ended   Year Ended   Year Ended        through
                                                 11/30/03     11/30/02     11/30/01     11/30/00   11/30/99 (A)
---------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    12.43   $    15.30   $    18.53   $    21.30   $      20.00
                                               ----------   ----------   ----------   ----------   ------------
Income (Loss) from Investment Operations
Net investment income (loss)                         0.10         0.07         0.03        (0.02)          0.02
Net realized and unrealized gain (loss) on
 investments                                         1.35        (2.93)       (3.26)       (2.74)          1.28
                                               ----------   ----------   ----------   ----------   ------------
Total from investment operations                     1.45        (2.86)       (3.23)       (2.76)         (1.30)
                                               ----------   ----------   ----------   ----------   ------------
Less Distributions
Dividends from net investment income                 0.06         0.01           --         0.01             --
Distributions from realized gains on
 investments                                           --           --           --         0.00**           --
                                               ----------   ----------   ----------   ----------   ------------
Total Distributions                                  0.06         0.01           --         0.01             --
                                               ----------   ----------   ----------   ----------   ------------
Net asset value at end of period               $    13.82   $    12.43   $    15.30   $    18.53   $      21.30
                                               ==========   ==========   ==========   ==========   ============
Total Return (%)*                                   11.73       (18.73)      (17.43)      (12.97)          6.50 ++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.65         0.65         0.66         0.66           0.63 +
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)***                               0.85         0.79         0.78         0.76           1.11 +
Ratio of net investment income (loss) to
 average net assets (%)                              0.79         0.49         0.19        (0.07)          0.46 +
Ratio of net investment income (loss) to
 average net assets before voluntary expense
 reimbursements (%)***                               0.59         0.36         0.07        (0.17)         (0.01)+
Portfolio turnover rate (%)                            24           29           52           30              3 ++
Net assets at end of period (000 omitted)      $   56,154   $   47,721   $   57,585   $   68,451   $     28,530

                                                                                                         Period
                                                                                                   from 9/13/99
                                               Year Ended   Year Ended   Year Ended   Year Ended        through
                                                 11/30/03     11/30/02     11/30/01     11/30/00   11/30/99 (A)
---------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $    12.11   $    15.06   $    18.38   $    21.28   $      20.00

Income (Loss) from Investment Operations
Net investment loss                                 (0.02)       (0.06)       (0.10)       (0.19)         (0.01)
Net realized and unrealized gain (loss) on
 investments                                         1.31        (2.89)       (3.22)       (2.71)         (1.29)
                                               ----------   ----------   ----------   ----------   ------------
Total from investment operations                     1.29        (2.95)       (3.32)       (2.90)         (1.28)
                                               ----------   ----------   ----------   ----------   ------------
Less Distributions
Dividends from net investment income                   --           --           --           --             --
Distributions from realized gains on
 investments                                           --           --           --         0.00**           --
                                               ----------   ----------   ----------   ----------   ------------
Total Distributions                                    --           --           --           --             --
                                               ----------   ----------   ----------   ----------   ------------
Net asset value at end of period               $    13.40   $    12.11   $    15.06   $    18.38   $      21.28
                                               ==========   ==========   ==========   ==========   ============
Total Return (%)*                                   10.65       (19.59)      (18.06)      (13.62)         (6.40)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.60         1.59         1.48         1.45           1.17 +
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)***                               1.80         1.73         1.60         1.54           1.66 +
Ratio of net investment loss to average
 net assets (%)                                     (0.16)       (0.44)       (0.63)       (0.85)         (0.14)+
Ratio of net investment loss to average net
 assets before voluntary expense
 reimbursements (%)***                              (0.36)       (0.58)       (0.75)       (0.94)         (0.62)+
Portfolio turnover rate (%)                            24           29           52           30              3 ++
Net assets at end of period (000 omitted)      $   12,952   $   11,867   $   15,778   $   20,314   $      8,452

(A)  Commenced operations September 13, 1999. + Annualized ++ Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
**   Represents less than $.005 of average daily shares outstanding.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

                           Sentinel Growth Index Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                                                            Period
                                                                                      from 3/30/00
                                               Year Ended   Year Ended   Year Ended        through
                                                 11/30/03     11/30/02     11/30/01   11/30/00 (B)
--------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $    11.80   $    14.78   $    18.36   $      23.59
                                               ----------   ----------   ----------   ------------
Income (Loss) from Investment Operations
Net investment loss                                 (0.18)       (0.18)       (0.36)         (0.29)
Net realized and unrealized gain (loss) on
 investments                                         1.22        (2.80)       (3.22)         (4.94)
                                               ----------   ----------   ----------   ------------
Total from investment operations                     1.04        (2.98)       (3.58)         (5.23)
                                               ----------   ----------   ----------   ------------
Less Distributions
Dividends from net investment income                   --           --           --             --
Distributions from realized gains on
 investments                                           --           --           --             --
                                               ----------   ----------   ----------   ------------
Total Distributions                                    --           --           --             --
                                               ----------   ----------   ----------   ------------
Net asset value at end of period               $    12.84   $    11.80   $    14.78   $      18.36
                                               ==========   ==========   ==========   ============
Total Return (%)*                                    8.81       (20.16)      (19.50)        (22.17)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.96         2.55         3.23           2.35 +
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)***                               3.16         2.68         3.34           2.45 +
Ratio of net investment loss to average net
 assets (%)                                         (1.53)       (1.39)       (2.37)         (1.81)+
Ratio of net investment loss to average net
 assets before voluntary expense
 reimbursements (%)***                              (1.73)       (1.52)       (2.48)         (1.90)+
Portfolio turnover rate (%)                            24           29           52             30
 Net assets at end of period (000 omitted)     $    1,228   $      797   $      864   $        608

(B)  Commenced operations March 30, 2000.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

  Sentinel Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole, by investing mainly in a diverse group of common stocks of well-established companies.

                           Sentinel Common Stock Fund

The Sentinel Common Stock Fund returned 16.7% for the fiscal year ending November 30,2003. This compares favorably with the Standard & Poor's 500 Index, which returned 15.1%, and the Standard & Poor's Barra Value Index, which gained 17.7%. The Fund also outperformed its peer group, represented by the Morningstar Large Cap Value Average return of 15.6%, and the Lipper Large Cap Value Average gain of 14.8%. After three difficult years in the stock market, the strong rebound in stock prices was heartening. Particularly noteworthy was the Fund's outperformance in an up market. Traditionally, the Fund has fared very well in down markets by protecting asset values. The ability to participate fully in the surge in stock prices during 2003 was a reflection of the effectiveness of our disciplined investment process.

The Fund returned 16.7% for the fiscal year, outperforming the Standard & Poor's 500 Index, which returned 15.1%, and its large cap peer groups.

     The Fund has always focused on owning a well-diversified portfolio of high quality, cash-generating companies with sustainable business advantages. Earlier this year, the range of companies that met our valuation criteria expanded to its greatest in years. We were able to purchase many companies leveraged to an economic revival and selling at attractive prices in the industrials, technology and basic materials sectors. The majority of these choices performed very well, leading to the Fund's strong performance. Over the course of the fiscal year, the best-performing sectors in the Fund included technology, consumer discretionary, basic materials and industrials issues. Laggards included telecommunications, health care and energy stocks.

     The stock market has discounted very quickly improving prospects in many cyclical industries-particularly within technology. In the last months of the fiscal year, we pared back commitments to technology as many holdings achieved full valuation, and repositioned proceeds in more defensive, undervalued areas. In particular, we increased commitments to health care, consumer staples and energy companies. While we believe that solid economic trends will endure, we are always conscious of the valuations of our stock holdings. At this time, the shares of many dependable growth companies look very attractive as investors have set their sights elsewhere.

     The broad improvement in equity prices during the past year anticipated a strong improvement in economic growth, both domestically and internationally. The synchronized global downturn in business activity that commenced in 2000 abated this past year as the positive impact of stimulative economic policies finally took hold. Stronger growth trends have emerged in the U.S., Europe, Japan and many emerging economies. China, in particular, has became a major force in markets - both as a source of voracious demand for many commodities and raw materials, and as a supplier of a wide array of manufactured goods. Improving economic trends should persist well into next year, leading to better earnings trends for many companies. The strong surge in stock prices largely relfects this more positive outlook. Sentiment in the stock market swung from a pervading pessimism last year to an environment of renewed confidence and optimism this year. While we have benefited nicely from the improvement in the business climate, higher stock prices have left fewer pockets of opportunity to exploit. The market is more fairly valued, and continued earnings growth will be essential in stock prices continuing to move higher. Looking ahead, we envision solid, albeit more moderate appreciation in stock prices, largely in line with earnings growth trends.

Sentinel Common Stock Fund Performance
Class A Shares, Ten Years Ended through November 30, 2003

[CHART APPEARS HERE]

             Common Stock   Morningstar
              with/load     Large Value   S&P 500

11/30/1993          10000         10000     10000
11/30/1994           9328         10037     10107
11/30/1995          12391         13184     13839
11/30/1996          15756         16354     17696
11/30/1997          19042         20268     22744
11/30/1998          21766         22473     28128
11/30/1999          23063         23799     34008
11/30/2000          24170         25089     32573
11/30/2001          22616         24925     28595
11/30/2002          19778         21364     23875
11/30/2003          23074         24700     27475

* Ending values are based upon an initial investment of $10,000 and all the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+  An unmanaged index of stocks reflecting average prices in the stock market.

[GRAPHIC APPEARS HERE]

     We would like to thank you for your support and look forward to profitable returns in the years ahead.


/s/ Van Harissis
Van Harissis, CFA


/s/ Daniel J. Manion
Daniel J. Manion, CFA

.................................................................................

                           Sentinel Common Stock Fund

Investment in Securities
at November 30, 2003
                                                                    Value
                                                   Shares          (Note 1)
--------------------------------------------------------------------------------
  Common Stocks 93.1%
  Consumer Discretionary 10.3%
* Comcast Corp. - Class A                             900,000   $   27,135,000
* Interpublic Group of Cos., Inc.                   1,410,000       20,092,500
* Time Warner, Inc.                                 2,265,000       36,874,200
  TJX Cos.                                            300,000        6,777,000
* Yum Brands, Inc.                                    515,000       17,762,350
                                                                --------------
                                                                   108,641,050
                                                                --------------
  Consumer Staples 7.8%
  Altria Group, Inc.                                  475,000       24,700,000
  Colgate Palmolive Co.                               225,000       11,812,500
  Diageo plc (ADR)                                     55,000        2,780,800
  Kimberly-Clark Corp.                                418,000       22,663,960
  Kraft Foods, Inc.                                   450,000       14,251,500
  Sara Lee Corp.                                      324,500        6,668,475
                                                                --------------
                                                                    82,877,235
                                                                --------------
  Energy 11.1%
  ChevronTexaco Corp.                                  98,700        7,412,370
* Cooper Cameron Corp.                                165,000        7,162,650
  EOG Resources, Inc.                                 290,000       12,162,600
  Exxon Mobil Corp.                                   500,000       18,085,000
  GlobalSantaFe Corp.                                 280,500        6,030,750
  Noble Energy, Inc.                                  286,200       11,347,830
* Pioneer Natural Resources Co.                       402,900       11,426,244
* Pride Int'l.,Inc.                                   600,000        9,570,000
  Royal Dutch Petroleum Co.                           200,000        8,980,000
  Schlumberger Ltd.                                   249,300       11,697,156
  Tidewater, Inc.                                     242,200        6,687,142
* Weatherford Int'l., Inc.                            192,000        6,293,760
                                                                --------------
                                                                   116,855,502
                                                                --------------
  Financials 15.1%
  American Express Co.                                255,000       11,656,050
  American Int'l. Group                               190,000       11,010,500
  Bank of New York, Inc.                              500,000       15,340,000
* Berkshire Hathaway, Inc. - Class A                      125       10,468,750
  Citigroup, Inc.                                     575,000       27,048,000
  Fleetboston Financial Corp.                         390,000       15,834,000
  Morgan Stanley                                      160,000        8,844,800
  PNC Financial Services Group, Inc.                  210,000       11,415,600
  St. Paul Cos., Inc.                                 460,000       17,066,000
  Travelers Property Casualty - Class A               500,000        7,800,000
  US Bancorp                                          400,000       11,084,000
  Wells Fargo & Co.                                   215,000       12,325,950
                                                                --------------
                                                                   159,893,650
                                                                --------------
  Health Care 18.6%
  Abbott Labs                                         350,000       15,470,000
  Applera Corp. - Applied Biosystems Group            525,000       11,271,750
  Baxter Int'l., Inc.                                 730,000       20,308,600
  Cigna Corp.                                         285,000       15,290,250
  Guidant Corp.                                       500,000   $   28,385,000
  HCA, Inc.                                           177,500        7,439,025
  Johnson & Johnson                                   255,000       12,568,950
* Laboratory Corp.                                    700,000       25,284,000
  Lilly, Eli & Co.                                    415,000       28,452,400
  Pfizer, Inc.                                        170,000        5,703,500
* Tenet Healthcare Corp.                            1,145,000       16,728,450
  Wyeth                                               235,000        9,259,000
                                                                --------------
                                                                   196,160,925
                                                                --------------
  Industrials 11.8%
  CSX Corp.                                           440,000       14,911,600
  General Dynamics Corp.                              178,000       14,394,860
  General Electric Co.                                151,700        4,349,239
  Honeywell Int'l., Inc.                              481,600       14,298,705
  Northrop Grumman Corp.                              270,000       25,010,100
  Rockwell Automation, Inc.                           115,700        3,847,025
  Servicemaster Co.                                   532,800        5,967,360
  Tyco Int'l. Ltd.                                    830,800       19,066,860
  Union Pacific Corp.                                 221,800       14,124,224
  United Technologies Corp.                           102,800        8,809,960
                                                                --------------
                                                                   124,779,933
                                                                --------------
  Information Technology 8.2%
* Agilent Technologies, Inc.                          200,000        5,656,000
* BMC Software, Inc.                                  700,000       11,641,000
* Convergys Corp.                                     550,000        8,437,000
  Electronic Data Systems                           1,000,000       21,620,000
  First Data Corp.                                     32,100        1,214,985
  Int'l. Business Machines                             97,600        8,836,704
  Motorola, Inc.                                    1,080,000       15,163,200
* Sungard Data Systems, Inc.                          185,000        4,998,700
  Symbol Technologies, Inc.                           652,700        9,105,165
                                                                --------------
                                                                    86,672,754
                                                                --------------
  Materials 7.9%
  Alcan, Inc.                                         276,000       11,727,240
  Companhia Vale Do Rio Doce (ADR)                    142,600        6,244,454
  Dupont (EI) de Nemours                              165,500        6,861,630
  Freeport McMoran Copper & Gold                      430,000       18,717,900
* Inco Ltd.                                           180,300        6,186,093
  Int'l. Paper Co.                                    369,800       13,760,258
  Monsanto Co.                                        401,000       10,875,120
  Newmont Mining Corp.                                199,100        9,584,674
                                                                --------------
                                                                    83,957,369
                                                                --------------
  Telecommunication Services 2.3%
  AT & T Corp.                                        500,000        9,915,000
  Verizon Communications                              445,000       14,582,650
                                                                --------------
                                                                    24,497,650
                                                                --------------
  Total Common Stocks
    (Cost $708,553,364)                                            984,336,068
                                                                --------------
                                                  Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
Corporate Short-Term Notes 3.2%
AIG Funding, Inc.
   1.02%, 12/11/03                                     6,700M   $    6,698,102
American Express Co.
   1.02%, 12/02/03                                     7,600M        7,599,785
Lasalle Bank
   1.05%, 12/04/03                                     4,500M        4,499,606
Nestle Capital Corp.
   1.05%, 12/12/03                                     1,350M        1,349,566
Prudential Funding
   1.01%, 12/12/03                                     5,800M        5,798,210
Wells Fargo & Co.
   0.99%, 12/09/03                                     8,300M        8,298,174
                                                                --------------
Total Corporate Short-Term Notes
   (Cost $34,243,443)                                               34,243,443
                                                                --------------
U.S. Government Agency Obligations 3.6%
Federal Home Loan Bank
   1.00%, 12/05/03                                     9,200M        9,198,977
Federal Home Loan Bank
   1.02%, 12/19/03                                    14,000M       13,992,860
Federal Mortgage Corp.
   1.01 %, 12/16/03                                   15,000M       14,993,688
                                                                --------------
Total U.S. Government Agency Obligations
   (Cost $38,185,525)                                               38,185,525
                                                                --------------
Total Investments
   (Cost $780,982,332)**                                         1,056,765,036

Excess of Other Assets Over Liabilities 0.1%                         1,008,197
                                                                --------------
Net Assets                                                      $1,057,773,233
                                                                ==============

*  Non-income producing.

** Cost for federal income tax purposes is substantially similar. At November
   30, 2003 unrealized appreciation for federal income tax purposes aggregated $275,782,704 of which $284,996,874 related to appreciated securities and $9,214,170 related to depreciated securities.
   (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

.................................................................................

                           Sentinel Common Stock Fund

Statement of Assets and Liabilities
at November 30, 2003

-------------------------------------------------------------------------------
Assets
Investments at value ($780,982,332)                             $ 1,056,765,036
Cash and cash equivalents                                             2,136,732
Receivable for fund shares sold                                         737,223
Receivable for dividends                                              1,394,685
                                                                ---------------
   Total Assets                                                   1,061,033,676
                                                                ---------------
-------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                      1,148,004
Payable for fund shares repurchased                                     735,213
Accrued expenses                                                        407,946
Management fee payable                                                  473,719
Distribution fee payable (Class A Shares)                               294,578
Distribution fee payable (Class B Shares)                                42,423
Distribution fee payable (Class C Shares)                                 1,776
Fund service fee payable                                                102,104
Deferred compensation                                                    54,680
                                                                ---------------
   Total Liabilities                                                  3,260,443
                                                                ---------------
Net Assets Applicable to Outstanding shares                     $ 1,057,773,233
                                                                ===============

Net Asset Value and Offering Price per Share
   Class A Shares
$979,836,918/32,922,848 shares outstanding                      $         29.76
Sales Charge -- 5.00% of offering price                                    1.57
                                                                ---------------
Maximum Offering Price                                          $         31.33
                                                                ===============
   Class B Shares
$72,162,503/2,449,464 shares outstanding                        $         29.46
                                                                ===============
   Class C Shares
$5,773,812/196,300 shares outstanding                           $         29.41
                                                                ===============

-------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       355,686
Paid-in capital                                                     707,465,637
Accumulated undistributed net investment income                         234,773
Accumulated undistributed net realized short-term
 gain on investments                                                 37,326,930
Accumulated undistributed net realized long-term
 gain on investments                                                 36,607,503
Unrealized appreciation of investments                              275,782,704
                                                                ---------------
Net Assets                                                      $ 1,057,773,233
                                                                ===============

Statement of Operations
For the Year Ended November 30, 2003

-------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $    15,976,801
Interest                                                                331,202
                                                                ---------------
   Total Income                                                      16,308,003
                                                                ---------------
Expenses:
Management advisory fee                                               5,267,256
Transfer agent fees                                                   1,456,010
Custodian fees                                                          107,285
Distribution expense (Class A Shares)                                 2,642,170
Distribution expense (Class B Shares)                                   715,103
Distribution expense (Class C Shares)                                    49,725
Accounting services                                                     306,570
Auditing fees                                                            80,000
Legal fees                                                               70,750
Reports and notices to shareholders                                     154,500
Registration and filing fees                                             53,763
Directors' fees and expenses                                            127,161
Other                                                                    56,781
                                                                ---------------
   Total Expenses                                                    11,087,074
   Expense Offset                                                       (14,135)
                                                                ---------------
   Net Expenses                                                      11,072,939
                                                                ---------------
Net Investment Income                                                 5,235,064
                                                                ---------------

-------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            75,897,349
Net realized gain on written options                                     61,444
Net change in unrealized appreciation (depreciation)                 68,508,711
                                                                ---------------
Net Realized and Unrealized Gain on Investments                     144,467,504
                                                                ---------------
Net Increase in Net Assets from Operations                      $   149,702,568
                                                                ===============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Common Stock Fund

Statement of Changes on Net Assets

                                                    Year Ended      Year Ended
                                                      11/30/03        11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                          $     5,235,064   $   7,381,733
Net realized gain (loss) on sales of
 investments                                        75,958,793        (282,289)
Net change in unrealized appreciation
 (depreciation)                                     68,508,711    (157,602,059)
                                               ---------------   -------------
Net increase (decrease) in net assets from
 operations                                        149,702,568    (150,502,615)
                                               ---------------   -------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                   (6,378,741)     (6,482,941)
   Class B Shares                                      (25,702)
   Class C Shares                                       (1,110)
From net realized gain on investments
   Class A Shares                                           --    (122,218,984)
   Class B Shares                                           --     (12,281,503)
   Class C Shares                                           --      (1,396,873)
                                               ---------------   -------------
Total distributions to shareholders                 (6,405,553)   (142,380,301)
                                               ---------------   -------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                   65,434,478     132,679,137
   Class B Shares                                   10,093,679      13,572,546
   Class C Shares                                    1,395,941      39,466,477
Net asset value of shares in reinvestment of
 dividends and distributions
   Class A Shares                                    4,923,471     106,199,798
   Class B Shares                                      24,258       12,106,432
   Class C Shares                                        1,017       1,393,903
                                               ---------------   -------------
                                                    81,872,844     305,418,263
Less: Payments for shares reacquired
   Class A Shares                                 (112,523,105)   (215,776,922)
   Class B Shares                                  (28,368,718)    (30,815,079)
   Class C Shares                                   (1,359,741)    (40,236,363)
                                               ---------------   -------------
Increase (decrease) in net assets from
 capital share transactions                        (60,378,720)     18,589,899
                                               ---------------   -------------
Total Increase (Decrease) in Net Assets for
 period                                             82,918,295    (274,293,017)
Net Assets: Beginning of period                    974,854,938   1,249,147,955
                                               ---------------   -------------
Net Assets: End of period                      $ 1,057,773,233   $ 974,854,938
                                               ===============   =============
Undistributed Net Investment Income at End
 of Period                                     $       234,773   $   1,405,262
                                               ===============   =============

See Notes to Financial Statements.

.................................................................................

                           Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                   11/30/03      11/30/02      11/30/01      11/30/00      11/30/99
-------------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period           $    25.70   $     33.18   $     41.22   $     42.91   $     44.56
                                                 ----------   -----------   -----------   -----------   -----------
Income (Loss) from Investment Operations
Net investment income                                  0.17          0.22          0.24          0.30          0.37
Net realized and unrealized gain (loss) on
 investments                                           4.08         (3.91)        (2.50)         1.54          2.17
                                                 ----------   -----------   -----------   -----------   -----------
Total from investment operations                       4.25         (3.69)        (2.26)         1.84          2.54
                                                 ----------   -----------   -----------   -----------   -----------
Less Distributions
Dividends from net investment income                   0.19          0.18          0.27          0.31          0.38
Distributions from realized gains on
 investments                                             --          3.61          5.51          3.22          3.81
                                                 ----------   -----------   -----------   -----------   -----------
Total Distributions                                    0.19          3.79          5.78          3.53          4.19
                                                 ----------   -----------   -----------   -----------   -----------
Net asset value at end of period                 $    29.76   $     25.70   $     33.18   $     41.22   $     42.91
                                                 ==========   ===========   ===========   ===========   ===========
Total Return (%)*                                     16.67        (12.55)        (6.43)         4.80          5.96
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)        1.08          1.02          1.06          1.03          1.00
Ratio of net investment income to average
 net assets (%)                                        0.62          0.76          0.66          0.75          0.85
Portfolio turnover rate (%)                              76            55            65            52            37
Net assets at end of period (000 omitted)        $  979,837   $   889,066   $ 1,129,290   $ 1,313,790   $ 1,538,671

                                                 Year Ended    Year Ended    Year Ended      Year Ended    Year Ended
                                                   11/30/03      11/30/02      11/30/01        11/30/00      11/30/99
---------------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period           $    25.50   $     33.04   $     41.08     $     42.82   $     44.47
                                                 ----------   -----------   -----------     -----------   -----------
Income (Loss) from Investment Operations
Net investment income (loss)                          (0.08)        (0.05)        (0.05)          (0.03)         0.03
Net realized and unrealized gain (loss) on
 investments                                           4.05         (3.88)        (2.48)           1.53          2.18
                                                 ----------   -----------   -----------     -----------   -----------
Total from investment operations                       3.97         (3.93)        (2.53)           1.50          2.21
                                                 ----------   -----------   -----------     -----------   -----------
Less Distributions
Dividends from net investment income                   0.01            --          0.00**          0.02          0.05
Distributions from realized gains on
 investments                                             --          3.61          5.51            3.22          3.81
                                                 ----------   -----------   -----------     -----------   -----------
Total Distributions                                    0.01          3.61          5.51            3.24          3.86
                                                 ----------   -----------   -----------     -----------   -----------
Net asset value at end of period                 $    29.46   $     25.50   $     33.04     $     41.08   $     42.82
                                                 ==========   ===========   ===========     ===========   ===========
Total Return (%)*                                     15.57        (13.39)        (7.20)           3.94          5.14
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)        2.03          1.96          1.86            1.86          1.81
Ratio of net investment income (loss) to
 average net assets (%)                               (0.32)        (0.18)        (0.14)          (0.08)         0.05
Portfolio turnover rate (%)                              76            55            65              52            37
Net assets at end of period (000 omitted)        $   72,163   $    80,772   $   112,871     $   125,430   $   149,586

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

.................................................................................

                           Sentinel Common Stock Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                                 Year Ended    Year Ended    Year Ended      Year Ended    Year Ended
                                                   11/30/03      11/30/02      11/30/01        11/30/00      11/30/99
---------------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period           $    25.51   $     33.08   $     41.16     $     42.90   $     44.55
                                                 ----------   -----------   -----------     -----------   -----------
Income (Loss) from Investment Operations
Net investment loss                                   (0.14)        (0.06)        (0.03)          (0.04)        (0.03)
Net realized and unrealized gain (loss) on
 investments                                           4.05         (3.90)        (2.54)           1.52          2.20
                                                 ----------   -----------   -----------     -----------   -----------
Total from investment operations                       3.91         (3.96)        (2.57)           1.48          2.17
                                                 ----------   -----------   -----------     -----------   -----------
Less Distributions
Dividends from net investment income                   0.01            --          0.00**            --          0.01
Distributions from realized gains on
 investments                                             --          3.61          5.51            3.22          3.81
                                                 ----------   -----------   -----------     -----------   -----------
Total Distributions                                    0.01          3.61          5.51            3.22          3.82
                                                 ----------   -----------   -----------     -----------   -----------
Net asset value at end of period                 $    29.41   $     25.51   $     33.08     $     41.16   $     42.90
                                                 ==========   ===========   ===========     ===========   ===========
Total Return (%)*                                     15.32        (13.48)        (7.30)           3.87          5.03
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)        2.24          2.02          1.91            1.93          1.90
Ratio of net investment loss to average net
 assets (%)                                           (0.54)        (0.23)        (0.12)          (0.11)        (0.04)
Portfolio turnover rate (%)                              76            55            65              52            37
Net assets at end of period (000 omitted)        $    5,774   $     5,018   $     6,987     $     5,616   $     7,323

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Represents less than $.005 of average daily shares outstanding.

See Notes to Financial Statements.

.................................................................................

         Sentinel Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in high quality
                   common stocks and investment grade bonds.

                             Sentinel Balanced Fund

The Sentinel Balanced Fund produced a total return of 14.75% for the fiscal year ended November 30, 2003. This figure compared very favorably with the 12.21% annual return for the Lipper Balanced Fund Average. Total return for the Fund slightly lagged the 15.08% return for the S&P 500 Index for this time period, but exceeded the 5.18% return for the Lehman Aggregate Bond Index by a substantial margin. After successfully protecting shareholders' capital in the difficult stock market environment of the previous three years, it was particularly encouraging to see the Sentinel Balanced Fund demonstrate the ability to produce strong gains in a broad-based stock market rebound.

Sentinel Balanced Fund produced a total return of 14.75% for the year, outperforming its Lipper peer group average and only slightly lagging the S&P
500. After successfully protecting shareholder capital for the past three years, it was particularly encouraging to see the Fund's ability to produce strong gains in a broad-based market rebound.

     The fiscal year began with the Fund holding a mix of 61% stocks, 34% bonds and 5% cash and cash equivalents. Asset allocation shifted toward a more aggressive equity stance as the stock market traded near multi-year lows during March 2003. As the fiscal year came to a close, however, stock prices had in some instances fully discounted a rebound in earnings prospects. The broad market advance brought the Fund's equity allocation to as high as 72%. Equity commitments were reduced amidst newfound investor optimism and an exaggerated advance in technology shares. As of November 30, 2003, the Fund's asset allocation was 60% stocks, 37% bonds and 3% cash and cash equivalents.

     The Fund's equity holding represented a well-diversified portfolio of high quality, cash generating companies with sustainable business advantages. Earlier this year, the range of companies that met our valuation criteria had expanded to its highest in years. We were able to purchase many companies leveraged to an economic revival and selling at attractive prices in the industrials, technology and basic materials sectors. The majority of these choices performed very well, leading to the Fund's strong performance. Over the course of the fiscal year, the best-performing sectors in the Fund included technology, consumer discretionary, basic materials and industrial issues. Laggards included telecommunications, health care and energy stocks.

     The Federal Reserve cut short-term interest rates once during the 12-month period, leaving the Federal Funds rate at a historically low 1.0%. In 2004, we suspect that interest rates may move slightly higher, although the Fed may be reluctant to raise short-term rates until the economic rebound has gained further traction and there is clear evidence of mounting inflationary pressure. We therefore expect the fixed-income market to produce more modest returns in the year ahead. The fixed-income segment of the Fund has emphasized Collateralized Mortgage Obligations (CMO's), which have offered investors protection from excessive prepayments but hold an attractive yield advantage over Treasury securities of similar maturity, as well as U.S. government agencies.

Sentinel Balanced Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

                         Morningstar
             Balanced     Domestic                Lehman
             with/load     Hybrid      S&P 500   Aggregate

11/30/1993       10000         10000     10000       10000
11/30/1994        9154          9869     10107        9694
11/30/1995       11388         12490     13839       11404
11/30/1996       13277         14639     17696       12097
11/30/1997       15326         17143     22744       13010
11/30/1998       17195         19064     28128       14240
11/30/1999       17636         20902     34008       14234
11/30/2000       18485         21548     32573       15524
11/30/2001       18459         20780     28595       17257
11/30/2002       17044         19045     23875       18523
11/30/2003       19558         21543     27475       19483

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
**  An unmanaged index of stocks reflecting average prices in the stock market.
+   An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Looking ahead, as fiscal year 2004 begins we are encouraged to see a rotation underway in the stock market. Sectors that have been very strong performers, such as technology, financials and consumer cyclicals, have seen their strong relative performance begin to fade as compelling valuation opportunities in laggard areas such as consumer staples and energy have attracted new buyers. Many speculative stocks have begun to correct, and small and mid-cap stocks no

.................................................................................

longer appear to be outperforming large-cap issues, as the valuation anomaly that existed in smaller stocks has largely been exploited. The Fund is well positioned to take advantage of these market dynamics. As always, a sizeable commitment to fixed-income securities will be maintained in the Fund as a means of generating income and reducing risk.

     We appreciate your continuing support of our efforts.


/s/ Van Harissis
Van Harissis, CFA


/s/ David M. Brownlee
David M. Brownlee, CFA

.................................................................................

                             Sentinel Balanced Fund

Investment in Securities
at November 30, 2003

                                                 Principal
                                                   Amount            Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Government Agency Obligations 36.1%
Federal Home Loan Mortgage Corporation 11.3%
Collateralized Mortgage Obligations:
   FHR 2684 VN 4%, '26                                 4,989M   $    4,646,702
   FHR 2474 NQ 6.5%, '31                               2,000M        2,088,280
   FHR 2438 NB 6.5%, '32                               4,000M        4,209,200
                                                                --------------
                                                                    10,944,182
                                                                --------------
Mortgage-Backed Securities:
15-Year:
   9%, '05                                                84M           86,700
   9.5%, '06                                              68M           70,112
                                                                --------------
                                                                       156,812
                                                                --------------
30-Year:
   4%, '33                                             5,480M        5,001,928
   4%, '33                                             2,996M        2,734,789
   5.5%, '33                                           1,128M        1,141,650
   6%, '33                                             4,722M        4,856,334
   6.5%, '33                                           4,472M        4,669,113
                                                                --------------
                                                                    18,403,814
                                                                --------------
Total Federal Home Loan Mortgage Corporation                        29,504,808
                                                                --------------
Federal National Mortgage Association 22.4%
Agency Discount Notes:
   FNMA 1.02%, 12/03/03                                8,000M        7,999,547
                                                                --------------
Collateralized Mortgage Obligations:
   FNR 2002-59 B 5.5%, '17                             3,000M        3,122,850
   FNR 2002-5 PJ 6%, '21                               5,000M        5,235,800
   FNR 2002-85 PB 5.5%, '26                            4,000M        4,134,680
   FNR 2002-53 PD 6%, '32                              3,000M        3,106,440
                                                                --------------
                                                                    15,599,770
                                                                --------------
Mortgage-Backed Securities:
15-Year:
   9%, '06                                               130M          133,683
   10.5%, '12                                             72M           81,420
                                                                --------------
                                                                       215,103
                                                                --------------
20-Year:
   10.25%, '17                                            95M          107,380
                                                                --------------
30-Year:
   6.5%, '26                                             990M        1,034,770
   6%, '29                                               120M          125,222
   7%, '29                                               114M          121,897
   9%, '29                                               114M          124,888
   4%, '33                                             3,202M        2,916,049
   4%, '33                                             2,331M        2,122,691
   5.5%, '33                                           6,970M        7,019,841
   6%, '33                                             6,500M        6,679,913
   6%, '33                                             2,953M        3,035,693
   6.5%, '33                                           6,000M        6,258,720
   6.5%, '33                                           1,695M        1,767,589
   6.5%, '33                                           3,500M        3,650,920
                                                                --------------
                                                                    34,858,193
                                                                --------------
Total Federal National Mortgage Association                         58,779,993
                                                                --------------
Government National Mortgage Association 2.4%
Collateralized Mortgage Obligations:
   GNR 02-3 LC 6.5%, '31                               5,490M   $    5,804,326
                                                                --------------
Mortgage-Backed Securities:
15-year:
   7.5%, '14                                             280M          301,238
   8%, '15                                                43M           46,163
                                                                --------------
                                                                       347,401
                                                                --------------
30-Year:
   9%, '09                                                17M           18,691
                                                                --------------
Total Government National Mortgage Associaton                        6,170,418
                                                                --------------
Total U.S. Government Agency Obligations
 (Cost $94,274,939)                                                 94,455,219
                                                                --------------

Bonds 3.6%
Consumer Cyclicals 0.6%
General Motors Corp.
   8.375%, '33                                         1,500M        1,638,750
                                                                --------------
Financial Institutions 0.4%
Boeing Capital Corp.
   6.5%, '12                                           1,000M        1,093,750
                                                                --------------
Industrials 0.2%
Tyco Int'l., Group
   6%, '13 (a)                                           500M          506,250
                                                                --------------
Media 0.8%
Walt Disney Co.
   7%, '32                                             2,000M        2,215,000
                                                                --------------
Telecommunications 1.6%
Comcast Corp.
   5.5%, '11                                           2,000M        2,067,500
Telecom Italia Capital
   5.25%, '13 (a)                                      2,000M        1,992,500
                                                                --------------
                                                                     4,060,000
                                                                --------------
Total Bonds
 (Cost $8,943,070)                                                   9,513,750
                                                                --------------

                                                                     Value
                                                     Shares        (Note 1)
------------------------------------------------------------------------------
  Common Stocks 59.8%
  Consumer Discretionary 6.6%
* Comcast Corp. - Class A                             155,000   $    4,673,250
* Interpublic Group of Cos., Inc.                     205,000        2,921,250
* Time Warner, Inc.                                   355,000        5,779,400
  TJX Cos.                                             50,000        1,129,500
* Yum Brands, Inc.                                     80,000        2,759,200
                                                                --------------
                                                                    17,262,600
                                                                --------------
  Consumer Staples 5.2%
  Altria Group, Inc.                                   70,000        3,640,000
  Colgate Palmolive Co.                                35,000        1,837,500
  Diageo plc (ADR)                                     10,000          505,600
  Gillette Co.                                         25,000          843,250
  Kimberly-Clark Corp.                                 63,000        3,415,860
  Kraft Foods, Inc.                                   110,000        3,483,700
                                                                --------------
                                                                    13,725,910
                                                                --------------
  Energy 7.7%
  ChevronTexaco Corp.                                  13,600        1,021,360
* Cooper Cameron Corp.                                 25,000        1,085,250
  EOG Resources, Inc.                                  60,000        2,516,400
  Exxon Mobil Corp.                                    78,000        2,821,260
  GlobalSantaFe Corp.                                  30,200          649,300
  Noble Energy, Inc.                                   54,800        2,172,820
* Pioneer Natural Resources Co.                        81,800        2,319,848
* Pride Int'l., Inc.                                  110,000        1,754,500
  Royal Dutch Petroleum Co.                            30,500        1,369,450
  Schlumberger Ltd.                                    47,900        2,247,468
  Tidewater, Inc.                                      40,800        1,126,488
* Weatherford Int'l., Inc.                             37,000        1,212,860
                                                                --------------
                                                                    20,297,004
                                                                --------------
  Financials 9.0%
  American Express Co.                                 30,400        1,389,584
  American Int'l. Group                                25,000        1,448,750
  Bank of New York, Inc.                               75,000        2,301,000
* Berkshire Hathaway, Inc. - Class A                       20        1,675,000
  Citigroup, Inc.                                      70,000        3,292,800
  Fleetboston Financial Corp.                          60,000        2,436,000
  Morgan Stanley                                       28,000        1,547,840
  PNC Financial Services Group, Inc.                   35,000        1,902,600
  St. Paul Cos., Inc.                                  72,000        2,671,200
  Travelers Property Casualty - Class A                80,000        1,248,000
  US Bancorp                                           60,000        1,662,600
  Wells Fargo & Co.                                    33,000        1,891,890
                                                                --------------
                                                                    23,467,264
                                                                --------------
  Health Care 11.3%
  Abbott Labs                                          50,000        2,210,000
  Applera Corp. - Applied Biosystems Group             85,000        1,824,950
  Baxter Int'l., Inc.                                 110,000        3,060,200
  Cigna Corp.                                          45,000        2,414,250
  Guidant Corp.                                        75,000        4,257,750
  HCA, Inc.                                            26,600        1,114,806
  Johnson & Johnson                                    40,000        1,971,600
* Laboratory Corp.                                    120,000        4,334,400
  Lilly, Eli & Co.                                     70,000        4,799,200
  Pfizer, Inc.                                         35,000        1,174,250
* Tenet Healthcare Corp.                              172,000        2,512,920
                                                                --------------
                                                                    29,674,326
                                                                --------------

                                              See Notes to Financial Statements.

.................................................................................

                             Sentinel Balanced Fund

Investment in Securities (Continued)
at November 30, 2003

                                                                    Value
                                                      Shares       (Note 1)
------------------------------------------------------------------------------
  Industrials 7.9%
  CSX Corp.                                            90,000   $    3,050,100
  General Dynamics Corp.                               27,000        2,183,490
  General Electric Co.                                 21,700          622,139
  Honeywell Int'l., Inc.                               60,000        1,781,400
  Northrop Grumman Corp.                               40,000        3,705,200
  Rockwell Automation, Inc.                            18,100          601,825
  Servicemaster Co.                                    81,900          917,280
  Tyco Int'l. Ltd.                                    143,600        3,295,620
  Union Pacific Corp.                                  44,200        2,814,656
  United Technologies Corp.                            19,700        1,688,290
                                                                --------------
                                                                    20,660,000
                                                                --------------
  Information Technology 5.5%
* Agilent Technologies, Inc.                           30,000          848,400
* BMC Software, Inc.                                  125,000        2,078,750
* Convergys Corp.                                     120,000        1,840,800
  Electronic Data Systems                             160,000        3,459,200
  First Data Corp.                                      5,300          200,605
  Int'l. Business Machines                             15,400        1,394,316
  Motorola, Inc.                                      160,000        2,246,400
* Sungard Data Systems, Inc.                           30,000          810,600
  Symbol Technologies, Inc.                           107,000        1,492,650
                                                                --------------
                                                                    14,371,721
                                                                --------------
  Materials 5.4%
  Alcan, Inc.                                          61,500        2,613,135
  Companhia Vale Do Rio Doce ADR                       27,100        1,186,709
  Dupont (EI) de Nemours                               32,500        1,347,450
  Freeport McMoran Copper & Gold                       60,000        2,611,800
* Inco Ltd.                                            31,000        1,063,610
  Int'l. Paper Co.                                     51,400        1,912,594
  Monsanto Co.                                         64,000        1,735,680
  Newmont Mining Corp.                                 35,100        1,689,714
                                                                --------------
                                                                    14,160,692
                                                                --------------
  Telecommunication Services 1.2%
  A T & T Corp.                                        75,000        1,487,250
  Verizon Communications                               50,000        1,638,500
                                                                --------------
                                                                     3,125,750
                                                                --------------
  Total Common Stocks
   (Cost $120,571,621)                                             156,745,267
                                                                --------------
  Total Investments
   (Cost $223,789,630)**                                           260,714,236
  Excess of Other Assets Over Liabilities 0.5%                       1,233,131
                                                                --------------
  Net Assets                                                    $  261,947,367
                                                                ==============

--------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2003, the market value of rule 144A securities amounted to $2,498,750 or 1.0% of net assets.
 *  Non-income producing.
** Cost for federal income tax purposes is substantially similar. At November 30, 2003 net unrealized appreciation for federal income tax purposes aggregated $36,924,606 of which $38,850,370 related to appreciated securities and $1,925,764 related to depreciated securities.
    (ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

.................................................................................

                             Sentinel Balanced Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $223,789,630)                        $  260,714,236
Cash and cash equivalents                                              941,007
Receivable for securities sold                                           7,719
Receivable for fund shares sold                                        311,330
Receivable for dividends                                               209,277
Receivable for interest                                                544,348
                                                                --------------
   Total Assets                                                    262,727,917
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                       335,940
Payable for fund shares repurchased                                     28,981
Accrued expenses                                                       143,977
Management fee payable                                                 124,578
Distribution fee payable (Class A Shares)                               63,592
Distribution fee payable (Class B Shares)                               22,365
Distribution fee payable (Class C Shares)                                3,558
Distribution fee payable (Class D Shares)                                5,457
Fund service fee payable                                                39,046
Deferred compensation                                                   13,056
                                                                --------------
   Total Liabilities                                                   780,550
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  261,947,367
                                                                ==============

Net Asset Value and Offering Price per Share
 Class A Shares
$214,532,938/13,495,813 shares outstanding                      $        15.90
Sales Charge -- 5.00% of offering price                                   0.84
                                                                --------------
Maximum Offering Price                                          $        16.74
                                                                ==============
   Class B Shares
$33,651,803/2,110,174 shares outstanding                        $        15.95
                                                                ==============
   Class C Shares
$4,811,397/302,296 shares outstanding                           $        15.92
                                                                ==============
   Class D Shares
$8,951,229/565,187 shares outstanding                           $        15.84
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      164,735
Paid-in capital                                                    219,150,070
Accumulated undistributed net investment income                        259,584
Accumulated undistributed net realized short-term
 gain on investments                                                 5,971,084
Accumulated undistributed net realized loss on investments            (522,712)
Unrealized appreciation of investments                              36,924,606
                                                                --------------
Net Assets                                                      $  261,947,367
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $    2,480,074
Interest                                                             4,070,375
                                                                --------------
   Total Income                                                      6,550,449
                                                                --------------
Expenses:
Management advisory fee                                              1,424,353
Transfer agent fees                                                    544,025
Custodian fees                                                          41,039
Distribution expense (Class A Shares)                                  581,838
Distribution expense (Class B Shares)                                  337,095
Distribution expense (Class C Shares)                                   43,847
Distribution expense (Class D Shares)                                   55,994
Accounting services                                                     76,735
Auditing fees                                                           27,100
Legal fees                                                              19,250
Reports and notices to shareholders                                     66,250
Registration and filing fees                                            43,455
Directors' fees and expenses                                            31,691
Other                                                                   24,835
                                                                --------------
   Total Expenses                                                    3,317,507
   Expense Offset                                                      (12,189)
                                                                --------------
   Net Expenses                                                      3,305,318
                                                                --------------
Net Investment Income                                                3,245,131
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            9,661,847
Net realized gain on written options                                    14,510
Net change in unrealized appreciation                               20,015,392
                                                                --------------
Net Realized and Unrealized Gain on Investments                     29,691,749
                                                                --------------
Net Increase in Net Assets from Operations                      $   32,936,880
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                             Sentinel Balanced Fund

Statement of Changes on Net Assets

                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                          $    3,245,131   $    4,737,770
Net realized gain (loss) on sales of
 investments                                        9,676,357       (3,107,166)
Net change in unrealized appreciation
 (depreciation)                                    20,015,392      (22,396,053)
                                               --------------   --------------
Net increase (decrease) in net assets
 from operations                                   32,936,880      (20,765,449)
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (3,325,024)      (4,370,656)
   Class B Shares                                    (302,846)        (557,364)
   Class C Shares                                     (26,695)         (62,630)
   Class D Shares                                     (31,736)         (49,282)
From net realized gain on investments
   Class A Shares                                          --      (12,475,747)
   Class B Shares                                          --       (2,544,919)
   Class C Shares                                          --         (311,196)
   Class D Shares                                          --         (247,142)
                                               --------------   --------------
Total distributions to shareholders                (3,686,301)     (20,618,936)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  38,485,482       25,936,916
   Class B Shares                                   5,749,983        7,429,830
   Class C Shares                                   1,017,950        2,180,153
   Class D Shares                                   2,526,816        3,742,098
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                   2,870,495       15,596,195
   Class B Shares                                     280,013        2,970,101
   Class C Shares                                      22,440          363,539
   Class D Shares                                      31,732          284,284
                                               --------------   --------------
                                                   50,984,911       58,503,116
                                               --------------   --------------
Less: Payments for shares reacquired
   Class A Shares                                 (39,011,357)     (37,228,943)
   Class B Shares                                 (12,913,608)     (11,495,767)
   Class C Shares                                  (1,113,196)      (2,999,924)
   Class D Shares                                  (1,230,781)        (721,796)
                                               --------------   --------------
Increase (decrease) in net assets from
 capital stock transactions                        (3,284,031)       6,056,686
                                               --------------   --------------
Total Increase (Decrease) in
 Net Assets for period                             25,966,548      (35,327,699)
Net Assets: Beginning of period                   235,980,819      271,308,518
                                               --------------   --------------
Net Assets: End of period                      $  261,947,367   $  235,980,819
                                               ==============   ==============
Undistributed Net Investment
 Income at End of Period                       $      259,584   $      460,392
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                             Sentinel Balanced Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    14.10   $    16.57   $    18.67   $    19.38   $    20.88
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.24         0.32         0.46         0.61         0.55
Net realized and unrealized gain (loss)
 on investments                                      1.81        (1.50)       (0.47)        0.25        (0.03)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     2.05        (1.18)       (0.01)        0.86         0.52
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.25         0.33         0.50         0.62         0.54
Distributions from realized gains
 on investments                                        --         0.96         1.59         0.95         1.48
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.25         1.29         2.09         1.57         2.02
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    15.90   $    14.10   $    16.57   $    18.67   $    19.38
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   14.75        (7.67)       (0.14)        4.82         2.56
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.21         1.21         1.15         1.13         1.12
Ratio of net investment income to average
 net assets (%)                                      1.53         2.06         2.58         3.29         2.73
Portfolio turnover rate (%)                           242          159          124          127          110
Net assets at end of period (000 omitted)      $  214,533   $  188,386   $  216,950   $  231,855   $  297,027

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $    14.15   $    16.61   $    18.70   $    19.41   $    20.91
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.11         0.20         0.31         0.47         0.39
Net realized and unrealized gain (loss)
 on investments                                      1.82        (1.50)       (0.45)        0.25        (0.02)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.93        (1.30)       (0.14)        0.72         0.37
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.13         0.20         0.36         0.48         0.39
Distributions from realized gains
 on investments                                        --         0.96         1.59         0.95         1.48
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.13         1.16         1.95         1.43         1.87
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    15.95   $    14.15   $    16.61   $    18.70   $    19.41
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   13.74        (8.35)       (0.86)        3.99         1.79
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.07         1.98         1.93         1.91         1.87
Ratio of net investment income to average
 net assets (%)                                      0.68         1.29         1.80         2.52         2.00
Portfolio turnover rate (%)                           242          159          124          127          110
Net assets at end of period (000 omitted)      $   33,652   $   36,607   $   44,616   $   45,617   $   52,086

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                             Sentinel Balanced Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $    14.11   $    16.58   $    18.68   $    19.39   $    20.90
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.08         0.18         0.31         0.41         0.32
Net realized and unrealized gain (loss)
 on investments                                      1.82        (1.49)       (0.48)        0.23        (0.03)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.90        (1.31)       (0.17)        0.64         0.29
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.09         0.20         0.34         0.40         0.32
Distributions from realized gains
 on investments                                        --         0.96         1.59         0.95         1.48
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.09         1.16         1.93         1.35         1.80
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    15.92   $    14.11   $    16.58   $    18.68   $    19.39
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   13.56        (8.47)       (1.06)        3.54         1.38
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.26         2.08         2.06         2.24         2.25
Ratio of net investment income to average
 net assets (%)                                      0.47         1.18         1.61         2.20         1.65
Portfolio turnover rate (%)                           242          159          124          127          110
Net assets at end of period (000 omitted)      $    4,811   $    4,344   $    5,578   $    3,066   $    3,350

                                                                                                       Period
                                                                                                         from
                                                                                                       1/4/99
                                                                                                      through
                                               Year Ended   Year Ended   Year Ended   Year Ended     11/30/99
                                                 11/30/03     11/30/02     11/30/01     11/30/00          (A)
-------------------------------------------------------------------------------------------------------------
Class D Shares
Net asset value at beginning of period         $    14.05   $    16.51   $    18.63   $    19.32   $    19.68
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.07         0.15         0.23         0.38         0.33
Net realized and unrealized gain (loss)
 on investments                                      1.79        (1.51)       (0.48)        0.27        (0.38)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.86        (1.36)       (0.25)        0.65        (0.05)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.07         0.14         0.28         0.39         0.31
Distributions from realized gains
 on investments                                        --         0.96         1.59         0.95           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.07         1.10         1.87         1.34         0.31
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    15.84   $    14.05   $    16.51   $    18.63   $    19.32
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   13.28        (8.82)       (1.52)        3.62        (0.24)++
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.44         2.51         2.54         2.38         2.08 +
Ratio of net investment income to average
 net assets (%)                                      0.29         0.78         1.13         2.06         1.93 +
Portfolio turnover rate (%)                           242          159          124          127          110
Net assets at end of period (000 omitted)      $    8,951   $    6,644   $    4,164   $    1,983   $    1,138

(A)  Commenced operations January 4, 1999.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

        Sentinel High Yield Bond Fund seeks high current income and total return by investing mainly in lower rated corporate bonds that have higher effective interest rates than investment grade bonds.

                          Sentinel High Yield Bond Fund

In the fiscal year ending November 30, 2003, the Sentinel High Yield Bond Fund's performance mirrored that of the stock market, experiencing positive returns as the outlook for the economy improved in response to substantial monetary and fiscal stimulus. After a solid bottom was reached in October 2002 - and retested soon before the Iraq war - the Fund and Dow Jones Industrial Average returned 18.71% and 12.56%, respectively, for the fiscal year. While the Fund's performance bested the Dow Jones Average Index in the period, it lagged the Chase High Yield High Yield Single B Index return of 22.48%, reflecting the index's more aggressive credit characteristics.

After a solid bottom was reached in October 2002 - and retested soon before the Iraq war - Sentinel High Yield Bond Fund returned 18.71% for the fiscal year, compared to the 12.56% return of the Dow Jones Industrial Average.

     The Fund's substantial underweighting in riskier assets held its single-year performance below that of the Chase High Yield index and the Lipper High Current Yield Funds average - which gained 22.49%; its returns over three and five-year periods remained higher than the peer group average. Investments in retail, cable and broadcasting sectors and wireless telecommunications benefited the Fund's relative performance during the fiscal year, both in security selection and overweighting, versus the Chase index. The Fund's underweighting in lower-rated securities and holding company utilities held its performance back during the period.

Sentinel High Yield Bond Fund Performance
Class A Shares, June 23, 1997 inception through November 30, 2003

[CHART APPEARS HERE]

             High Yield   Lipper's High     Lehman
             Bond Fund    Current Yield   High Yield
             with/load      Fund Avg.     Bond Index

 6/23/1997         9610           10000        10000
11/30/1997        10303           10526        10564
11/25/1998        10579           10358        10843
11/20/1999        10893           10648        10991
11/14/2000        10159            9709        10265
 11/9/2001        11006           10200        11061
 11/9/2002        11675            9909        10712
11/30/2003        13860           12137        13698

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+   An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Looking ahead, we expect the high yield bond market to remain friendly, but think the best returns will be found in the middle-risk and duration areas of the market. However, over the coming year issues may develop regarding the sustainability of the currently strong economic recovery, which would put greater pressure on lower-rated, riskier high yield bonds. Accordingly, we plan to adjust the Fund's duration and position the portfolio to heavily weight the single-B category of risk. We expect the stock market rally that characterized the last three quarters of 2003 to continue well into 2004, further supporting high yield returns. High yield bonds have experienced technical strength, as sizeable investor flows seeking higher income returns from money market investments have continued to bolster the market. In this more positive capital market environment, the Fund should continue to offer an attractive alternative to investors from low-yielding U.S. Treasury alternatives.


/s/ Prescott Crocker
Prescott Crocker, CFA
Evergreen Investment Management Company

.................................................................................

                          Sentinel High Yield Bond Fund

Investment in Securities
at November 30, 2003

                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
  Bonds 96.1%
  Aerospace & Defense 0.6%
  Transdigm, Inc.
     8.375%, '11(a)                                    1,000M   $    1,065,000
                                                                --------------
  Automobiles & Auto Parts 4.7%
  Accuride Corp.
     9.25%, '08                                        1,000M        1,020,000
  CSK Auto, Inc.
     12%, '06                                          1,000M        1,127,500
  Group 1 Automotive, Inc.
     8.25%, '13                                        1,000M        1,062,500
  Keystone Automotive Operations
     9.75%, '13(a)                                     1,000M        1,061,250
  R J Tower Corp.
     12%, '13(a)                                       1,000M          947,500
  Tenneco Automotive, Inc.
     11.625%, '09                                      1,500M        1,590,000
  United Auto Group
     9.625%, '12                                       1,000M        1,115,000
                                                                --------------
                                                                     7,923,750
                                                                --------------
  Broadcasting 4.8%
  American Media Operations, Inc.
     8.875%, '11                                       1,000M        1,075,000
  American Tower Escrow Corp.
     0%, '08                                           1,500M        1,035,000
  American Towers, Inc.
     7.25%, '11(a)                                     1,000M        1,007,500
  CBD Media LLC
     8.625%, '11(a)                                    1,250M        1,365,625
  Dex Media, Inc.
     0%, '13(a)                                        1,000M          675,000
  Dex Media Inc.
     8%, '13(a)                                        1,000M        1,020,000
  Dex Media West
     9.875%, '13(a)                                      150M          171,000
  Vivendi Universal
     6.25%, '08(a)                                     1,000M        1,055,000
  Vivendi Universal
     9.25%, '10(a)                                       645M          757,875
                                                                --------------
                                                                     8,162,000
                                                                --------------
  Building - Residential & Commercial 2.8%
  Meritage Corp.
     9.75%, '11                                          500M          558,125
  Schuler Homes, Inc.
     10.5%, '11                                        1,000M        1,148,750
  Standard Pacific Corp.
     7.75%, '13                                          750M          804,375
  Technical Olympic USA Corp.
     9%, '10                                           1,010M        1,083,225
  WCI Communities, Inc.
     9.125%, '12                                       1,000M        1,100,000
                                                                --------------
                                                                     4,694,475
                                                                --------------
  Chemicals 5.0%
  Acetex Corp.
     10.875%, '09                                      1,000M        1,115,000
  Equistar Chemical LP
     10.625%, '11(a)                                     515M          548,475
  Ethyl Corp.
     8.875%, '10                                         190M          200,450
  FMC Corp.
     10.25%, '09                                         900M        1,057,500
  Huntsman Advanced Materials
     11%, '10(a)                                       1,000M        1,095,000
  Huntsman LLC
     9.875%, '09(a)                                    1,000M        1,077,500
  Huntsman LLC
     11.625%, '10(a)                                     725M   $      714,125
  Lyondell Chemical Co.
     9.625%, '07                                         500M          517,500
  Lyondell Chemical Co.
     9.5%, '08                                           500M          510,000
  Nalco Co.
     8.875%, '13(a)                                    1,500M        1,567,500
                                                                --------------
                                                                     8,403,050
                                                                --------------
  Communications 11.2%
  Charter Communications
     8.625%, '09                                       2,000M        1,610,000
  Cincinnati Bell, Inc.
     8.375%, '14(a)                                    1,000M        1,052,500
  Echostar DBS Corp.
     9.375%, '09                                       1,000M        1,008,750
  Emmis Communications Corp.
     8.125%, '09                                         150M          158,250
  Emmis Communications Corp.
     0%, Due 03/15/11
     Steps up to 12.5%
     Beginning 03/15/06                                1,600M        1,464,000
  Insight Communications, Inc.
     0%, Due 02/15/11
     Steps up to 12.25%
     Beginning 02/15/06                                1,000M          798,750
  Level 3 Communications, Inc.
     9.125%, '08                                       1,500M        1,361,250
* MCI Communications Corp.
     8.25%, '23**                                      1,000M          812,500
  Mediacom LLC
     9.5%, '13                                         1,000M          997,500
  Nextel Communications, Inc.
     9.375%, '09                                       1,200M        1,317,000
  Nextel Communications, Inc.
     6.875%, '13                                         720M          740,700
  Nextel Communications, Inc.
     7.375%, '15                                       1,000M        1,057,500
  Nextel Partners, Inc.
     11%, '10                                          1,200M        1,326,000
  Nextel Partners, Inc.
     8.125%, '11(a)                                      750M          783,750
  Paxson Communications Corp.
     10.75%, '08                                       1,595M        1,730,575
  Paxson Communications Corp.
     0%, Due 01/15/09
     Steps up to 12.25%
     Beginning 01/15/06                                  650M          559,000
  RCN Corp. Payment-In-kind Until 03/29/06
     12.5%, '08                                        1,040M        1,065,840
  Telex Communications, Inc.
     11.5%, '08(a)                                     1,000M        1,048,750
                                                                --------------
                                                                    18,892,615
                                                                --------------
  Consumer Products 3.0%
  General Nutrition Centers, Inc.
     8.5%, '10(a)                                      1,500M        1,537,500
  Jarden Corp.
     9.75%, '12                                          800M          876,000
  Sealy Mattress Co.
     9.875%, '07                                       1,000M        1,037,500
  Simmons Co.
     10.25%, '09                                       1,000M        1,072,500
  Warnaco, Inc.
     8.875%, '13(a)                                      600M          612,000
                                                                --------------
                                                                     5,135,500
                                                                --------------
  Containers & Packaging 5.6%
  CP Ships Limited
     10.375%, '12                                      1,000M   $    1,165,000
  Crown European Holdings
     9.5%, '11                                         1,500M        1,687,500
  Four M. Corp.
     12%, '06                                            880M          814,000
  General Maritime Corp.
     10%, '13                                            855M          964,012
  Jefferson Smurfit Corp.
     7.5%, '13                                         1,000M        1,035,000
  Mobile Mini, Inc.
     9.5%, '13(a)                                      1,000M        1,091,250
  Overseas Shipholding Group
     8.25%, '13                                          750M          803,438
  Owens-Brockway Glass Container
     8.875%, '09                                         755M          821,062
  Owens-Brockway Glass Container
     8.75%, '12                                        1,000M        1,097,500
                                                                --------------
                                                                     9,478,762
                                                                --------------
  Energy, Oil & Gas 7.4%
  Chesapeake Energy Corp.
     8.125%, '11                                         390M          428,025
  EI Paso Energy Partners
     6.75%, '09                                        1,000M          890,000
  EI Paso Energy Partners
     8.5%, '11                                           130M          142,350
  EI Paso Production Holding Co.
     7.75%, '13(a)                                     1,000M          960,000
  Grant Prideco, Inc.
     9%, '09                                             900M          981,000
  Gulfterra Energy Partners
     6.25%, '10                                          130M          131,300
  Massey Energy Co.
     6.625%, '10(a)                                      670M          680,050
  Newpark Resources, Inc.
     8.625%, '07                                       1,000M        1,035,000
  Offshore Logistics, Inc.
     6.125%, '13                                       1,000M          965,000
  Parker Drilling Co.
     10.125%, '09                                        750M          787,500
  Peabody Energy Corp.
     6.875%, '13                                         340M          359,550
  Plains Exploration & Production Co.
     8.75%, '12                                          750M          825,000
  Plains Exploration & Production Co.
     8.75%, '12                                          250M          275,000
  Reliant Resources, Inc.
     9.5%, '13(a)                                      1,500M        1,522,500
  Semco Energy, Inc.
     7.125%, '08(a)                                      500M          515,625
  Semco Energy, Inc.
     7.75%, '13(a)                                       500M          520,625
  Tesoro Petroleum Corp.
     9.625%, '12                                       1,000M        1,070,000
  Tri-Union Development Corp.
     12.5%, '06**                                        423M          317,250
  Tri-Union Development Corp.
   Payment-In-Kind Accrued Investment
     12.5%, '06**                                         32M           23,659
                                                                --------------
                                                                    12,429,434
                                                                --------------

                                              See Notes to Financial Statements.

.................................................................................

                          Sentinel High Yield Bond Fund

Investment in Securities (Continued)
at November 30, 2003

                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
  Food 1.7%
  Chiquita Brands Intl., Inc.
     10.56%, '09                                       1,000M   $    1,108,750
  Dole Food, Inc.
     7.25%, '10                                          665M          679,131
  Merisant Co.
     9.5%, '13(a)                                      1,000M        1,030,000
                                                                --------------
                                                                     2,817,881
                                                                --------------
  Hospitals and Healthcare/Medical
   Technology 4.8%
  Alpharma, Inc.
     8.625%, '11(a)                                    1,250M        1,246,875
  Extendicare Health Services, Inc.
     9.35%, '07                                        1,250M        1,296,875
  Genesis Healthcare Corp.
     8%, '13(a)                                        1,000M        1,022,500
  Icon Health & Fitness, Inc.
     11.25%, '12                                       1,000M        1,096,250
  Kinetic Concepts, Inc.
     7.375%, '13(a)                                      100M          103,000
  NeighborCare, Inc.
     6.875%, '13(a)                                    1,125M        1,139,063
  Pacificare Health Systems
     10.75%, '09                                       1,000M        1,152,500
  Universal Hospital Services
     10.125%, '11(a)                                   1,000M        1,040,000
                                                                --------------
                                                                     8,097,063
                                                                --------------
  Index 3.0%
  J P Morgan HYDI-B,
     9%, '08(a)                                        4,907M        5,036,227
                                                                --------------
  Industrial Diversified 5.3%
  Case New Holland Inc.
     9.25%, '11(a)                                       480M          540,000
  Case New Holland Inc.
     9.25%, '11(a)                                       770M          866,250
  Dana Corp.
     9%, '11                                           1,000M        1,140,000
  Dresser, Inc.
     9.375%, '11                                         750M          791,250
  IMC Global, Inc.
     10.875%, '13(a)                                   1,000M        1,060,000
  JohnsonDiversey Holdings, Inc.
     0% Due 5/15/13
     Steps up to 10.675%
     Beginning 5/15/07                                 1,000M          762,500
  Norcross Safety Products
     9.875%, '11(a)                                      750M          825,000
  Terex Corp.
     8.875%, '08                                       1,000M        1,053,750
  Terex Corp.
     7.375%, '14(a)                                      960M          957,600
  Wolverine Tube, Inc.
     10.5%, '09                                        1,000M        1,005,000
                                                                --------------
                                                                     9,001,350
                                                                --------------
  Lodging/Entertainment 10.1%
  AMC Entertainment, Inc.
     9.875%, '12                                       1,250M        1,375,000
  Ameristar Casinos, Inc.
     10.75%, '09                                       1,000M        1,150,000
  AMF Bowling WorldWide, Inc.
     13%, '08                                          1,000M        1,126,250
  Chumash Casino & Resort
     9%, '10(a)                                          180M          199,350
  Hammons, John Q. Hotels LP
     8.875%, '12                                       1,115M        1,218,138
  Hockey Company Unit
     11.25%, '09                                         675M   $      774,562
  Hollywood Entertainment Corp.
     9.625%, '11                                       1,000M        1,077,500
  Host Marriott,
     7.125%, '13(a)                                    1,000M          995,000
  IMAX Corp.
     7.875%, '05                                         532M          543,766
  IMAX Corp.
     9.625%, '10(a)                                    1,500M        1,560,000
  Inn of the Mountain Gods Resort,
     12%, '10(a)                                       1,000M        1,065,000
  La Quinta Properties
     8.875%, '11(a)                                      400M          443,000
  Mandalay Resort Group
     10.25%, '07                                       1,000M        1,152,500
  Mandalay Resort Group
     6.375%, '11(a)                                      285M          285,356
  Meristar Hospitality Corp.
     9.125%, '11                                         750M          789,375
  MTR Gaming Group
     9.75%, '10                                        1,000M        1,060,000
  Vail Resorts, Inc.
     8.75%, '09                                        1,000M        1,045,000
  Venetian Casino Resort
     11%, '10                                          1,000M        1,162,500
                                                                --------------
                                                                    17,022,297
                                                                --------------
  Metals/Minerals 3.2%
  AK Steel Corp.
     7.75%, '12                                          740M          503,200
  Alltrista Corp.
     9.75%, '12                                        1,000M        1,095,000
  Freeport-McMoran
     Copper & Gold
     10.125%, '10                                      1,000M        1,142,500
  OM Group, Inc.
     9.25%, '11                                        1,000M        1,017,500
  Pioneer Natural Resources Co.
     9.625%, '10                                         800M          991,000
  United States Steel Corp.
     10.75%, '08                                         575M          642,563
                                                                --------------
                                                                     5,391,763
                                                                --------------
  Paper & Printing 0.7%
  Georgia-Pacific Corp.
     8.125%, '11                                       1,000M        1,092,500
  Millar Western Forest Products
     7.75%, '13(a)                                       165M          168,506
                                                                --------------
                                                                     1,261,006
                                                                --------------
  Real Estate 1.2%
  Crescent Real Estate
     9.25%, '09                                          840M          920,850
  LNR Property Corp.
     7.625%, '13                                       1,000M        1,038,750
                                                                --------------
                                                                     1,959,600
                                                                --------------
  Rental 1.3%
  Nationsrent Cos., Inc.
     9.5%, '10(a)                                      1,000M        1,050,000
  United Rentals North America, Inc.
     10.75%, '08                                       1,000M        1,122,500
                                                                --------------
                                                                     2,172,500
                                                                --------------
  Retail 5.2%
  Central Garden and Pet Company, Inc.
     9.125%, '13                                       1,000M   $    1,107,500
  Hines Nurseries, Inc.
     10.25%, '11(a)                                    1,000M        1,087,500
  MetroPCS, Inc.
     10.75%, '11(a)                                    1,000M          980,000
  Michael's Store, Inc.
     9.25%, '09                                        1,000M        1,105,000
  Mothers Work, Inc.
     11.25%, '10                                       1,000M        1,115,000
  Petco Animal Supplies
     10.75%, '11                                       1,000M        1,185,000
  Rite Aid Corp.
     12.5%, '06                                        1,500M        1,747,500
  Rite Aid Corp.
     9.5%, '11(a)                                        400M          452,000
  Saks, Inc.
     9.875%, '11                                         100M          119,625
                                                                --------------
                                                                     8,899,125
                                                                --------------
  Semiconductors & Equipment 0.9%
  CSC Holdings, Inc.
     7.625%, '11                                       1,000M        1,020,000
  SPX Corp.
     7.5%, '13                                           385M          413,875
                                                                --------------
                                                                     1,433,875
                                                                --------------
  Service 6.6%
  Ainsworth Lumber Ltd.
     12.5%, '07                                        1,000M        1,165,000
  Arch Western Finance
     6.75%, 13(a)                                      1,000M        1,036,250
  Coinmach Corp.
     9%, '10                                           1,000M        1,090,000
  Crum & Forster Holdings Corp.
     10.375%, '13(a)                                   1,000M        1,095,000
  HLI Operating Co., Inc.
     10.5%, '10(a)                                     1,000M        1,142,500
  Quality Distribution LLC
     9%, '10(a)                                        1,000M        1,035,000
  Reddy Ice Group, Inc.
     8.875%, '11(a)                                    1,000M        1,060,000
  Stena AB,
     7.5%, '13(a)                                      1,500M        1,524,375
  Thornburg Mortgage Corp.
     8%, '13                                           1,000M        1,060,000
  Thornburg Mortgage Corp.
     8%, '13(a)                                          500M          530,000
  Wackenhut Corrections Corp.
     8.25%, '13(a)                                       300M          318,375
                                                                --------------
                                                                    11,056,500
                                                                --------------
  Technology 0.6%
  Stratus Technologies, Inc.
     10.375%, '08(a)                                   1,000M        1,030,000
                                                                --------------
  Waste Management 0.9%
  Allied Waste North American, Inc.
     10%, '09                                          1,000M        1,085,000
  Allied Waste North American, Inc.
     6.5%, '10(a)                                        450M          453,375
                                                                --------------
                                                                     1,538,375
                                                                --------------

                                              See Notes to Financial Statements.

.................................................................................

                         Sentinel High Yield Bond Fund

Investment in Securities (Continued)
at November 30, 2003

                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
  Wireless Communications 5.5%
  Crown Castle Int'l. Corp.
     0%, Due 5/15/2011
     Steps up to 10.375%
     Beginning 5/15/2004                               1,000M   $    1,045,000
  Dobson Communications Corp.
     10.875%, '10                                      1,000M        1,105,000
  Dobson Communications Corp.
     8.875%, '13(a)                                      500M          505,625
  Fairpoint Communications, Inc.,
     11.875%, '10                                      1,000M        1,170,000
  Fairpoint Communications, Inc.,
     12.5%, '10                                          800M          872,000
  Qwest Communications Int'l. Inc.,
     7.5%, '08                                         2,000M        2,067,500
  Rogers Wireless, Inc.
     9.625%, '11                                       1,000M        1,180,000
  Rural Cellular Corp.
     9.75%, '10                                          500M          466,250
  Western Wireless Corp.
     9.25%, '13                                          790M          825,550
                                                                --------------
                                                                     9,236,925
                                                                --------------
  Total Bonds
     (Cost $151,304,320)                                           162,139,073
                                                                --------------

                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Common Stocks 2.7%
  Broadcasting 0.1%
* Sinclair Broadcast Group, Inc.                        6,250   $       71,687
                                                                --------------
  Energy, Oil, & Gas 0.0%
* Tribo Petroleum                                         500                5
                                                                --------------
  Entertainment/Gaming 0.4%
* IMAX Corp.                                           77,754          615,812
                                                                --------------
  Metals/Minerals 2.0%
  Freeport-McMoran Copper & Gold                       11,000          478,830
* Inco Ltd.                                            28,000          960,680
* OM Group, Inc.                                       83,000        2,009,430
                                                                --------------
                                                                     3,448,940
                                                                --------------
  Wireless Communications 0.2%
* Dobson Communications Corp.                          66,518          392,456
                                                                --------------
  Total Common Stocks
   (Cost $3,900,030)                                                 4,528,900
                                                                --------------
  Preferred Stocks 0.6%
  Broadcasting 0.6%
  CSC Holdings, Inc.
   (Cost $938,125)                                     10,000        1,065,000
                                                                --------------
  Warrants 0.1%
* American Tower Escrow Corp.                           1,000          128,500
* Ono Finance plc.(a)                                   1,000               10
* Ono Finance plc.(a)                                   1,000               10
* RCN Corp                                            150,000                0
                                                                --------------
Total Warrants
   (Cost $76,271)                                                      128,520
                                                                --------------


                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
  U.S. Government Agency Obligations 1.7%
  Federal National Mortgage Association
     0.95%, 12/01/2003
      (Cost $2,768,000)                                2,768M   $    2,768,000
                                                                --------------
  Total Investments
     (Cost $158,986,746)***                                        170,629,493
  Excess of Liabilities Over Other Assets (1.2%)                    (1,994,360)
                                                                --------------
  Net Assets                                                    $  168,635,133
                                                                ==============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2003, the market value of rule 144A securities amounted to $57,335,647 or 34.0% of net assets.
*    Non-income producing.
**   Bond in default.
*** Cost for federal income tax purposes is substantially similar. At November 30, 2003, unrealized appreciation for federal income tax purposes aggregated $11,642,747 of which $12,021,850 related to appreciated securities and $379,103 related to depreciated securities.

                                              See Notes to Financial Statements.

.................................................................................

                          Sentinel High Yield Bond Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $158,986,746)                        $  170,629,493
Cash and cash equivalents                                                  573
Receivable for securities sold                                         112,800
Receivable for fund shares sold                                        446,634
Receivable for interest                                              3,475,605
                                                                --------------
   Total Assets                                                    174,665,105
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     5,024,389
Payable for fund shares repurchased                                    803,334
Accrued expenses                                                        23,660
Management fee payable                                                 101,077
Distribution fee payable (Class A Shares)                               17,722
Distribution fee payable (Class B Shares)                               24,656
Distribution fee payable (Class C Shares)                               12,275
Fund service fee payable                                                17,675
Deferred compensation                                                    5,184
                                                                --------------
   Total Liabilities                                                 6,029,972
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  168,635,133
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$110,430,927/13,471,500 shares outstanding                      $         8.20
Sales Charge -- 4.00% of offering price                                   0.34
                                                                --------------
Maximum Offering Price                                          $         8.54
                                                                ==============
   Class B Shares
$45,061,028/5,503,635 shares outstanding                        $         8.19
                                                                ==============
   Class C Shares
$13,143,178/1,591,854 shares outstanding                        $         8.26
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      205,670
Paid-in capital                                                    181,318,103
Accumulated undistributed net investment income                        185,528
Accumulated undistributed net realized loss on investments         (24,716,915)
Unrealized appreciation of investments                              11,642,747
                                                                --------------
Net Assets                                                      $  168,635,133
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003
------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $      107,628
Interest                                                            11,552,646
                                                                --------------
   Total Income                                                     11,660,274
                                                                --------------
Expenses:
Management advisory fee                                                948,100
Transfer agent fees                                                    178,450
Custodian fees                                                          24,122
Distribution expense (Class A Shares)                                  145,535
Distribution expense (Class B Shares)                                  414,191
Distribution expense (Class C Shares)                                   98,786
Accounting services                                                     43,870
Auditing fees                                                           12,550
Legal fees                                                               9,250
Reports and notices to shareholders                                     18,600
Registration and filing fees                                            32,432
Directors' fees and expenses                                            16,141
Other                                                                   28,829
                                                                --------------
   Total Expenses                                                    1,970,856
   Expense Offset                                                       (6,722)
                                                                --------------
   Net Expenses                                                      1,964,134
                                                                --------------
Net Investment Income                                                9,696,140
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                              478,014
Net change in unrealized appreciation                               11,869,427
                                                                --------------
Net Realized and Unrealized Gain on Investments                     12,347,441
                                                                --------------
Net Increase in Net Assets from Operations                      $   22,043,581
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                          Sentinel High Yield Bond Fund

Statement of Changes on Net Assets

                                                     Year Ended      Year Ended
                                                       11/30/03        11/30/02
-------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                              $  9,696,140    $  5,813,713
Net realized gain (loss) on sales of investments        478,014      (2,033,534)
Net change in unrealized appreciation                11,869,427         718,142
                                                   ------------    ------------
Net increase in net assets from operations           22,043,581       4,498,321
                                                   ------------    ------------

-------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                    (5,706,022)     (2,070,706)
   Class B Shares                                    (3,279,677)     (3,519,218)
   Class C Shares                                      (686,282)       (202,215)
From net realized gain on investments
   Class A Shares                                            --              --
   Class B Shares                                            --              --
   Class C Shares                                            --              --
                                                   ------------    ------------
Total distributions to shareholders                  (9,671,981)     (5,792,139)
                                                   ------------    ------------

-------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                    91,098,156      25,443,062
   Class B Shares                                    15,374,325       8,853,950
   Class C Shares                                    10,695,508       9,970,697
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                     3,124,087       1,183,559
   Class B Shares                                     1,642,943       1,345,887
   Class C Shares                                       497,447         169,431
                                                   ------------    ------------
                                                    122,432,466      46,966,586
Less: Payments for shares reacquired
   Class A Shares                                   (31,331,071)     (8,409,696)
   Class B Shares                                   (23,589,765)     (5,906,547)
   Class C Shares                                    (3,188,622)     (7,741,722)
                                                   ------------    ------------
Increase in net assets from capital
 share transactions                                  64,323,008      24,908,621
                                                   ------------    ------------
Total Increase in Net Assets for period              76,694,608      23,614,803
Net Assets: Beginning of period                      91,940,525      68,325,722
                                                   ------------    ------------
Net Assets: End of period                          $168,635,133    $ 91,940,525
                                                   ------------    ------------
Undistributed Net Investment
 Income at End of Period                           $    185,528    $    135,097
                                                   ============    ============

See Notes to Financial Statements.

.................................................................................

                          Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
----------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period            $     7.48   $     7.66   $     7.76   $     9.19   $     9.75
                                                  ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                   0.63         0.63         0.72         0.86         0.84
Net realized and unrealized gain (loss) on
 investments                                            0.71        (0.18)       (0.10)       (1.42)       (0.56)
                                                  ----------   ----------   ----------   ----------   ----------
Total from investment operations                        1.34         0.45         0.62        (0.56)        0.28
                                                  ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                    0.62         0.63         0.72         0.87         0.84
Distributions from realized gains on
 investments                                              --           --           --           --           --
                                                  ----------   ----------   ----------   ----------   ----------
Total Distributions                                     0.62         0.63         0.72         0.87         0.84
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value at end of period                  $     8.20   $     7.48   $     7.66   $     7.76   $     9.19
                                                  ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                      18.71         6.09         8.34        (6.74)        2.97

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         1.19         1.25         1.28         1.26         1.22
Ratio of net investment income to average
 net assets (%)                                         7.85         8.35         9.21         9.78         8.83
Portfolio turnover rate (%)                               86          111          148          105          144
Net assets at end of period (000 omitted)         $  110,431   $   40,181   $   22,215   $   18,235   $   28,253

                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
----------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period            $     7.47   $     7.66   $     7.75   $     9.18   $     9.74
                                                  ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                   0.57         0.59         0.69         0.82         0.79
Net realized and unrealized gain (loss) on
 investments                                            0.72        (0.19)       (0.09)       (1.42)       (0.56)
                                                  ----------   ----------   ----------   ----------   ----------
Total from investment operations                        1.29         0.40         0.60        (0.60)        0.23
                                                  ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                    0.57         0.59         0.69         0.83         0.79
Distributions from realized gains on
 investments                                              --           --           --           --           --
                                                  ----------   ----------   ----------   ----------   ----------
Total Distributions                                     0.57         0.59         0.69         0.83         0.79
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value at end of period                  $     8.19   $     7.47   $     7.66   $     7.75   $     9.18
                                                  ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                      17.87         5.49         8.06        (7.16)        2.50

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)         1.96         1.71         1.68         1.68         1.66
Ratio of net investment income to average
 net assets (%)                                         7.22         7.88         8.84         9.36         8.40
Portfolio turnover rate (%)                               86          111          148          105          144
Net assets at end of period (000 omitted)         $   45,061   $   47,552   $   44,300   $   44,921   $   59,518

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

                          Sentinel High Yield Bond Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period         $     7.53   $     7.70   $     7.78   $     9.19   $     9.75
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.55         0.56         0.62         0.76         0.72
Net realized and unrealized gain (loss)
 on investments                                      0.72        (0.19)       (0.08)       (1.42)       (0.56)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     1.27         0.37         0.54        (0.66)        0.16
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.54         0.54         0.62         0.75         0.72
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.54         0.54         0.62         0.75         0.72
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     8.26   $     7.53   $     7.70   $     7.78   $     9.19
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                   17.54         5.00         7.22        (7.74)        1.72
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          2.17         2.27         2.45         2.39         2.42
Ratio of net investment income to average
 net assets (%)                                      6.93         7.20         7.88         8.55         7.69
Portfolio turnover rate (%)                            86          111          148          105          144
Net assets at end of period (000 omitted)      $   13,143   $    4,208   $    1,810   $    1,204   $    4,001

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

      Sentinel Capital Markets Income Fund seeks high current income with a secondary goal of long-term capital appreciation by investing in a diversified mix of domestic investment grade bonds, lower rated bonds, foreign bonds in some cases denominated in foreign currencies, and equity securities such as common stocks, preferred stocks and convertible debt securities.

                      Sentinel Capital Markets Income Fund

The Sentinel Capital Markets Income Fund was established on March 10, 2003, and has been open to investors for approximately eight months, as of the fiscal year-end on November 30, 2003. For the period since inception, the Fund achieved a total return of 15.61%, in line with balanced funds, but did not match the returns of the equity markets, reflecting its substantial 75% of portfolio weighting in fixed-income securities. Sector distribution in the period was 25% of assets in stocks, 20% in U.S. Treasury bonds, 32% in high yield Securities and emerging market sovereign securities, and 18% in foreign currency-denominated investment grade sovereign bonds. The substantial fall in the value of the U.S. dollar during the period significantly supported returns from this foriegn sector, as did strong returns in the U.S. domestic high yield market. Returns in emerging markets as higher interest rates held their performance back, as well as that of U.S. Treasury securities.

Since its inception on March 10, 2003, the Fund has achieved a total return of 15.61%. Sector distribution in the period was 25% of assets in stocks, 20% in U.S. Treasury bonds, 32% in high-yield and emerging markets, and 18% in foreign currency-denominated investment grade bonds.

     Looking ahead, we expect the high yield market to remain friendly, along with equity markets. U.S. Treasury securities should come under further pressure as the economy strengthens, and foreign currencies could give up some of their gains against the dollar. However, as the year wears on, we remain enthusiastic about foreign bond returns, due to the structural weakness of the dollar. Overall, we expect the Fund's versatility in sector selection will once again support its ability to provide attractive capital market returns to shareholders.


/s/ Prescott Crocker
Prescott Crocker, CFA
Evergreen Investment Management Company

.................................................................................

                      Sentinel Capital Markets Income Fund

Investment in Securities
at November 30, 2003

                                                 Principal
                                                   Amount            Value
                                                 (M=$1,000)         (Note 1)
-------------------------------------------------------------------------------
U.S.Government Obligations 26.9%
U.S.Treasury Obligations 0.8%
2-year Notes:
   1.625%, '05                                          400M     $      399,938
                                                                 --------------
U.S. Government Agency Obligations 26.1%
Federal Home Loan Bank 6.3%
Agency Discount Notes:
   0.95%, 12/01/2003                                  3,331M          3,331,000
                                                                 --------------
Federal National Mortgage Association 16.4%
Mortgage-Backed Securities:
30-Year:
   6.5%, '33                                          8,291M          8,647,599
                                                                 --------------
Government National Mortgage Association 3.4%
Mortgage-Backed Securities:
30-Year:
   5.5%, '33                                            891M            901,715
   5.5%,' 33                                            869M            879,180
                                                                 --------------
                                                                      1,780,895
                                                                 --------------
Total U.S. Government Agency Obligations                             13,759,494
                                                                 --------------
Total U.S. Government Obligations
   (Cost $14,228,091)                                                14,159,432
                                                                 --------------
Domestic Bonds 33.2%
Broadcasting 3.2%
American Towers, Inc.
   9.375%, '09                                          200M            211,000
American Towers, Inc.
   7.25%, '11(a)                                        250M            251,875
CBD Media LLC
   8.625%, '11(a)                                       200M            218,500
Dex Media, Inc.
   0%, '13 (a)                                          250M            168,750
Dex Media, Inc.
   8%, '13 (a)                                          150M            153,000
Dex Media West
   9.875%, '13(a)                                        80M             91,200
Lamar Media Corp.
   8.625%, '07                                          150M            155,250
RJ Tower Corp.
   12%, '13(a)                                          200M            189,500
Vivendi Universal
   6.25%, '08(a)                                        250M            263,750
                                                                 --------------
                                                                      1,702,825
                                                                 --------------
Chemicals 3.1%
Equistar Chemical LP
   10.625%, '11(a)                                       50M             53,250
Huntsman Advanced
   Materials
   11%, '10(a)                                          250M            273,750
Huntsman LLC
   11.625%, '10(a)                                      180M            177,300
IMC Global, Inc.
   10.875%, '13(a)                                      250M            265,000
John Q. Hamons
   8.875%, '12                                           85M             92,863
Lyondell Chemical Co.
   9.875%, '07                                          150M            155,250
Nalco Co.
   8.875%, '13(a)                                       150M            156,750
Nalco Co.
   9%, '13(a)                                           250M            309,608
OM Group
   9.25%, '11                                           150M            152,625
                                                                 --------------
                                                                      1,636,396
                                                                 --------------
Communications 6.1%
Centennial Communications Corp.
   10.125%, '13                                         250M     $      265,000
Charter Communications
   8.75%, '13(a)                                        250M            247,500
Cincinnati Bell, Inc.
   8.375%, '14(a)                                       200M            210,500
Crown Castle
   9.5%, '11                                            200M            216,500
Dobson Communications
   10.875%, '10                                         300M            331,500
Dobson Communications
   8.875%, '13(a)                                       300M            303,375
Emmis Communications
   8.125%, '09                                           15M             15,825
IMAX Corp.
   9.625%, '10(a)                                       250M            260,000
Nextel Communications, Inc.
   9.375%, '09                                          150M            164,625
Nextel Communications, Inc.
   6.875%, '13                                          135M            138,881
Nextel Partners
   11%, '10                                             150M            165,750
Nextel Partners
   8.125%, '11(a)                                       250M            261,250
Paxson Communications Corp.
   10.75%, '08                                          200M            217,000
RCN Corp.
   Payment-In-Kind
   Until 03/29/06
   12.5%, '08                                           139M            142,112
Telex Communications, Inc.
   11.5%, '08(a)                                        250M            262,188
                                                                 --------------
                                                                      3,202,006
                                                                 --------------
Consumer Products 0.3%
Sealy Mattress Co.
   9.875%, '07                                          150M            155,625
                                                                 --------------
Emerging Markets 1.1%
Federative Republic of Brazil
   9.25%, '10                                           350M            362,950
Republic of Venezuela
   10.75%, '13(a)                                       200M            197,500
                                                                 --------------
                                                                        560,450
                                                                 --------------
Energy, Oil & Gas 2.5%
Chesapeake Energy Corp.
   8.125%, '11                                           75M             82,313
El Paso Production
   Holding Co.
   7.75%, '13(a)                                        200M            192,000
Massey Energy Co.
   6.625%, '10(a)                                       110M            111,650
Parker Drilling Co.
   10.125%, '09                                         200M            210,000
Reliant Resources, Inc.
   9.25%, '10(a)                                        100M            101,500
Reliant Resources, Inc.
   9.5%, '13(a)                                         350M            355,250
Tesero Petroleum Corp.
   9.625%, '12                                          250M            267,500
                                                                 --------------
                                                                      1,320,213
                                                                 --------------
Food 1.1%
Dole Food, Inc.
   7.25%, '10                                           250M            255,313
Merisant Co.
   9.5%, '13(a)                                         250M            257,500
Michael Food, Inc.
   8%, '13(a)                                            50M             51,500
                                                                 --------------
                                                                        564,313
                                                                 --------------
Forestry 0.1%
Millar Western
   Forest Products
   7.75%, '13(a)                                         25M     $       25,531
                                                                 --------------
Funeral Services 0.4%
Alderwoods Group
   12.25%, '09                                          200M            225,000
                                                                 --------------
Heavy Machinery 0.5%
Case New Holland, Inc.
   9.25%, '11(a)                                        200M            225,000
Case New Holland, Inc.
   9.25%, '11(a)                                         50M             56,250
                                                                 --------------
                                                                        281,250
                                                                 --------------
Industrial Diversified 1.2%
Dana Corp.
   9%, '11                                              150M            171,000
Jefferson Smurfit
   7.5%, '13(a)                                         200M            207,000
Stena AB
   7.5%, '13(a)                                         200M            203,250
Wolverine Tube, Inc.
   10.5%, '09                                            60M             60,300
                                                                 --------------
                                                                        641,550
                                                                 --------------
Lodging/Entertainment 3.0%
AMC Entertainment
   9.875%, '12                                          150M            165,000
Argosy Gaming
   10.75%, '09                                          150M            163,500
HMH Properties
   7.875%, '08                                          150M            155,625
LNR Property Corp.
   7.625%, '13                                          175M            181,781
Mandalay Resort Group
   10.25%, '07                                          150M            172,875
Mandalay Resort Group
   6.375%, '11(a)                                        75M             75,094
Marriott LP
   7.125%, '13(a)                                       100M             99,500
MTR Gaming
   9.75%, '10(a)                                        150M            159,000
Town Sports Int'l
   9.625%, '11                                          200M            215,000
Venetian Casino Resort
   11%, '10                                             150M            174,375
                                                                 --------------
                                                                      1,561,750
                                                                 --------------
Manufacturing 2.3%
Aviall, Inc.
   7.625%, '11                                          250M            258,750
Group 1 Automotive, Inc.
   8.25%, '13                                           200M            212,500
Norcross Safety Products LLC
   9.875%, '11(a)                                       200M            220,000
Reddy Ice Group, Inc.
   8.875%, '11(a)                                       200M            212,000
United Components, Inc.
   9.375%, '13(a)                                       200M            214,000
Wackenhut Corrections Corp.
   8.25%, '13(a)                                         75M             79,594
                                                                 --------------
                                                                      1,196,844
                                                                 --------------
Medical Technology 0.9%
Alpharma, Inc.
   8.625%, '11(a)                                       200M            199,500
Kinetic Concepts, Inc.
   7.375%, '13(a)                                       100M            103,000
Universal Hospital Services
   10.125%, '11(a)                                      200M            208,000
                                                                 --------------
                                                                        510,500
                                                                 --------------

                                              See Notes to Financial Statements.

.................................................................................

                      Sentinel Capital Markets Income Fund

Investment in Securities (Continued)
at November 30, 2003
                                                 Principal
                                                  Amount              Value
                                                (M=$1,000)          (Note 1)
-------------------------------------------------------------------------------
Metals/Minerals 0.3%
Freeport-McMoran Copper & Gold
   10.125%, '10                                         150M     $      171,375
                                                                 --------------
Retail 2.7%
Gap. Inc.
   5.75%, '09                                           220M            322,575
Hollywood Entertainment
   9.625%, '11                                          150M            161,625
ICON Health
   11.25%, '12                                          150M            164,438
Jo-Ann Stores
   10.375%, '07                                         109M            114,314
Mothers Work, Inc.
   11.25%, '10                                          150M            167,250
Rite Aid Corp.
   12.5%, '06                                           250M            291,250
Saks. Inc.
   9.875%, '11                                           15M             17,944
Warnaco, Inc.
   8.875%, '13 (a)                                      200M            204,000
                                                                 --------------
                                                                      1,443,396
                                                                 --------------
Service 2.7%
Corrections Corp.
   7.5%, '11                                            150M            157,875
Crum & Forsters Holdings Corp.
   10.375%, '13 (a)                                     200M            219,000
HLI Operating Co., Inc.
   10.5%, '10 (a)                                       250M            285,625
Mobile Mini, Inc.
   9.5%, '13 (a)                                        250M            272,812
Offshore Logistics, Inc.
   6.125%, '13                                          250M            241,250
Thornburg Mortgage Corp.
   8%, '13 (a)                                          250M            265,000
                                                                 --------------
                                                                      1,441,562
                                                                 --------------
Telecommunications 1.0%
Northern Telecom
   7.875%, '26                                          150M            147,750
Rural Cellular Corp.
   9.75%, '10                                           100M             93,250
Western Wireless Corp.
   9.25%, '13                                           250M            261,250
                                                                 --------------
                                                                        502,250
                                                                 --------------
Waste Management 0.7%
Allied Waste North American, Inc.
   10%, '09                                             250M            271,250
Allied Waste North American, Inc.
   6.5%, '10 (a)                                         75M             75,562
                                                                 --------------
                                                                        346,812
                                                                 --------------
Total Domestic Bonds
 (Cost $16,635,805)                                                  17,489,648
                                                                 --------------
Foreign Bonds 16.4%
Australia 1.0%
Commonwealth of Australia
   7.5%, '05                                         410,000(A)  $      305,057
Commonwealth of Australia
   7.5%, '09                                         300,000(A)         233,619
                                                                 --------------
                                                                        538,676
                                                                 --------------
Canada 3.8%
Canada Government
   5.75%, '06                                        920,000(C)         751,391
Canada Government
   5.25%, '12                                        700,000(C)         558,108
Canada Government
   8%, '23                                           500,000(C)         511,310
Canada Housing Trust
   4.4%, '08                                         200,000(C)         155,916
                                                                 --------------
                                                                      1,976,725
                                                                 --------------
Denmark 1.1%
Realkredit Danmark
   5%, '35                                         3,710,000(D)         567,239
                                                                 --------------
France 0.4%
Vivendi Universal
   9.5%, '10                                         150,000(E)         211,612
                                                                 --------------
New Zealand 2.5%
New Zealand Government
   8%, '06                                         1,000,000(Z)         674,340
New Zealand Government
   6.5%, '13                                       1,000,000(Z)         650,359
                                                                 --------------
                                                                      1,324,699
                                                                 --------------
South Africa 2.1%
Republic of South Africa
   13%, '10                                        6,000,000(R)       1,124,720
                                                                 --------------
Sweden 2.3%
Sweden Government
   8%, '07                                         3,200,000(S)         479,042
Sweden Government
   6.5%, '08                                       5,000,000(S)         719,134
                                                                 --------------
                                                                      1,198,176
                                                                 --------------
United Kingdom 3.2%
U.K. Treasury Stock
   5.75%, '09                                        300,000(B)         537,630
U.K. Treasury Stock
   7.25%, '07                                        625,000(B)       1,168,382
                                                                 --------------
                                                                      1,706,012
                                                                 --------------
Total Foreign Bonds
 (Cost $8,107,443)                                                    8,647,859
                                                                  -------------

(A)  Principal amount denominated in Australian Dollars.
(B)  Principal amount denominated in British Pounds.
(C)  Principal amount denominated in Canadian Dollars.
(D)  Principal amount denominated in Danish Krone.
(E)  Principal amount denominated in Euro.
(R)  Principal amount denominated in South African Rand.
(S)  Principal amount denominated in Swedish Krona.
(Z)  Principal amount denominated in New Zealand Dollars.

                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Common Stocks 25.5%
  Automotive 1.5%
  Navistar International Corp.                          6,000   $      258,600
  Oshkosh Truck Corp.                                   4,000          187,600
  Paccar, Inc.                                          2,100          168,441
* TBC Corp.                                             6,066          179,736
                                                                --------------
                                                                       794,377
                                                                --------------
  Casinos/Gaming 0.8%
  Harrah's Entertainment, Inc.                          4,000          191,480
  International Game Technology                         6,100          211,608
                                                                --------------
                                                                       403,088
                                                                --------------
  Chemicals 1.0%
  Air Products & Chemicals, Inc.                        4,000          191,760
  Lyondell Chemical                                    21,833          324,002
                                                                --------------
                                                                       515,762
                                                                --------------
  Electrical Equipment 0.5%
* Altera Corp.                                         11,500          291,295
                                                                --------------
  Energy 1.7%
  Apache Corp.                                          1,700          122,060
  Kerr-McGee Corp.                                      2,800          117,572
  Massey Energy Co.                                    11,730          163,047
  Royal Dutch Petroleum Co.                             5,600          251,440
  XTO Energy                                            9,000          227,520
                                                                --------------
                                                                       881,639
                                                                --------------
  Financials 3.3%
  American Capital Strategies                           8,279          242,161
  Fleetboston Financial                                11,344          460,566
  Hartford Financial Services                           4,000          220,000
  JP Morgan Chase                                       5,700          201,552
  Mellon Financial                                      9,800          282,240
  Merrill Lynch                                         3,100          175,925
  PMI Group, Inc.                                       4,000          148,920
                                                                --------------
                                                                     1,731,364
                                                                --------------
  Food/Soft Drinks 1.4%
  Coca Cola Enterprises, Inc.                           6,550          135,258
  General Mills, Inc.                                   3,000          135,030
  Kraft Foods                                           7,100          224,857
  Sara Lee                                             11,000          226,050
                                                                --------------
                                                                       721,195
                                                                --------------
  Forestry 0.4%
  Rayonier, Inc.                                        5,935          220,070
                                                                --------------
  Heavy Machinery 1.4%
* AGCO Corp.                                           15,300          263,160
  Caterpillar, Inc.                                     3,100          235,755
  Timken Co.                                           13,100          224,403
                                                                --------------
                                                                       723,318
                                                                --------------
  Household Products 0.2%
  Ecolab, Inc.                                          4,500          117,990
                                                                --------------
  Industrial 1.1%
  Cooper Industries Ltd.                                2,000          107,300
  General Electric Co.                                 15,700          450,119
                                                                --------------
                                                                       557,419
                                                                --------------
  Insurance 0.8%
  ACE Ltd.                                              5,700          207,765
  Allstate Corp.                                        5,700          230,166
                                                                --------------
                                                                       437,931
                                                                --------------
  Mining 0.8%
  Freeport-McMoran Copper & Gold                        1,750           76,178
  Placer Dome, Inc.                                    19,700          357,555
                                                                --------------
                                                                       433,733
                                                                --------------

                                              See Notes to Financial Statements.

.................................................................................

                      Sentinel Capital Markets Income Fund

Investment in Securities (Continued)
at November 30, 2003
                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
  Paper Products 0.2%
  Bowater, Inc.                                         2,600   $      106,340
                                                                --------------
  Pharmaceuticals 1.9%
  Astrazeneca plc (ADR)                                 3,000          137,850
  Baxter International, Inc.                            5,000          139,100
  BP plc-Sponsored (ADR)                                5,900          251,871
  Bristol -Myers Squibb Co.                             5,300          139,655
  Merck & Co., Inc.                                     3,700          150,220
  Pfizer, Inc.                                          5,400          181,170
                                                                --------------
                                                                       999,866
                                                                --------------
  Real Estate Investment Trusts 0.6%
  American Financial Realty Trust                       9,000          153,000
  Simon Property Group                                  3,900          185,055
                                                                --------------
                                                                       338,055
                                                                --------------
  Retail 0.9%
  Home Depot, Inc.                                      4,500          165,420
  Jones Apparel Group, Inc.                             4,000          138,000
* Office Depot, Inc.                                   11,000          174,350
                                                                --------------
                                                                       477,770
                                                                --------------
  Technology 4.4%
  Autodesk, Inc.                                        4,041           93,832
* Cadence Design System, Inc.                          20,800          347,984
  Eastman Kodak                                        11,100          270,396
* Imax Corp.                                           10,432           82,621
* Intuit, Inc.                                          5,100          256,428
  Microsoft Corp.                                       8,900          228,730
  Nokia Corp. (ADR)                                     6,000          107,880
* Oracle Corp.                                         38,400          461,184
  Texas Instruments, Inc.                              15,400          458,304
                                                                --------------
                                                                     2,307,359
                                                                --------------
  Telecommunications 0.8%
  Chungwa Telecom Co.                                  19,800   $      290,862
  Verizon Communications                                3,500          114,695
                                                                --------------
                                                                       405,557
                                                                --------------
  Tobacco 0.3%
  Loews Corp.                                           7,800          180,180
                                                                --------------
  Transportation 1.5%
  Boeing Co.                                            5,900          226,501
  Burlington Northern Santa Fe                          5,700          169,689
* Laidlaw Int'l., Inc.                                 15,000          199,500
  Ryder System, Inc.                                    6,063          189,105
                                                                --------------
                                                                       784,795
                                                                --------------
  Total Common Stocks
   (Cost $11,889,620)                                               13,429,103
                                                                --------------
  Preferred Stocks 1.5%
  Automotive 0.6%
  General Motors Corp.                                 12,000          337,560
                                                                --------------
  Broadcasting 0.4%
  CSC Holdings, Inc.                                    2,000          212,500
  Paxson Communications                                     1            6,597
                                                                --------------
                                                                       219,097
                                                                --------------
  Medical Supplies 0.5%
  Anthem, Inc.                                          3,300          281,457
                                                                --------------
  Total Preferred Stocks
   (Cost $771,739)                                                     838,114
                                                                --------------
  Warrants 0.0%
* RCN Corp.
   (Cost $0)                                           20,000   $           --
                                                                --------------
  Total Investments
   (Cost $51,632,698)**                                             54,564,156
  Excess of Liabilities
   Over Other Assets (3.5%)                                         (1,863,250)
                                                                --------------
  Net Assets                                                    $   52,700,906
                                                                ==============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2003, the market value of rule 144A securities amounted to $8,992,664 or 17.1% of net assets.
*    Non-income producing.
** Cost for federal income tax purposes is substantially similar. November 30, 2003 net unrealized appreciation for federal income tax purposes aggregated $2,931,458 of which $3,221,609 related to appreciated securities and $290, 151 related to depreciated securities. (ADR) - American Depository Receipt

--------------------------------------------------------------------------------
At November 30, 2003, the Capital Markets Income Fund had the following forward foreign currency contracts outstanding:


                                                    Value of        Value of                      Unrealized
                                                  Contract When   Contract When   Market Value   Appreciation/
                                         Local    Opened (Local    Opened (US     of Contracts   (Depreciation)
Contract Description                   Currency     Currency)        Dollars)     (US Dollars)    (US Dollars)
---------------------------------------------------------------------------------------------------------------
Contracts to buy
   Canadian Dollar, Exp. 2/4/04           CAD         1,000,000   $     765,896   $    767,488   $        1,592
   Euro, Exp. 1/14/04                     EUR         1,000,000       1,152,280      1,197,313           45,033
   Euro, Exp. 2/3/04                      EUR           500,000         571,925        598,287           26,362
   British Pound, Exp. 1/14/04            GBP           600,000       1,012,872      1,029,385           16,513
   British Pound, Exp. 2/6/04             GBP           300,000         497,550        513,773           16,223
   British Pound, Exp. 2/17/04            GBP           450,000         764,145        769,987            5,842
   New Zealand Dollar, Exp. 2/19/04       NZD         2,000,000       1,271,760      1,267,272           (4,488)
                                                                                                 --------------
Net Unrealized Gain/(Loss)                                                                              107,077
                                                                                                 --------------
Contacts to sell
   Canadian Dollar, Exp. 2/4/04           CAD         1,000,000   $    (747,166)  $   (767,488)  $      (20,322)
   Euro, Exp. 1/14/04                     EUR         1,000,000      (1,166,610)    (1,197,313)         (30,703)
   Euro, Exp. 2/3/04                      EUR           500,000        (579,875)      (598,287)         (18,412)
   British Pound, Exp. 1/14/04            GBP           600,000        (990,729)    (1,029,384)         (38,655)
   British Pound, Exp. 2/6/04             GBP           300,000        (501,090)      (513,773)         (12,683)
   British Pound, Exp. 2/17/04            GBP           450,000        (750,735)      (769,987)         (19,252)
   New Zealand Dollar, Exp. 2/19/04       NZD         2,000,000      (1,238,600)    (1,267,272)         (28,672)
   South African Rand, Exp. 12/11/03      ZAR         7,000,000        (912,647)    (1,093,791)        (181,145)
Net Unrealized Gain/(Loss)                                                                       --------------
                                                                                                       (349,844)
                                                                                                 --------------
Total Net Unrealized Gain/(Loss)                                                                       (242,767)
                                                                                                 ==============

                                              See Notes to Financial Statements.

.................................................................................

                      Sentinel Capital Markets Income Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $51,632,698)                         $   54,564,156
Cash and cash equivalents                                                1,763
Unrealized appreciation on Forward Foreign exchange contracts          111,565
Receivable for securities sold                                          76,589
Receivable for fund shares sold                                        235,747
Receivable for interest                                                463,410
Receivable for foreign interest                                        162,482
Receivable for dividends                                                24,418
                                                                --------------
   Total Assets                                                     55,640,130
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     2,476,907
Payable for fund shares repurchased                                     42,271
Unrealized depreciation on Forward Foreign exchange contracts          354,332
Accrued expenses                                                        18,581
Management fee payable                                                  25,050
Distribution fee payable (Class A Shares)                                6,981
Distribution fee payable (Class B Shares)                                6,034
Distribution fee payable (Class C Shares)                                3,261
Fund service fee payable                                                 5,256
Deferred compensation                                                      551
                                                                --------------
   Total Liabilities                                                 2,939,224
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   52,700,906
                                                                ==============

Net Asset Value and Offering Price per Share
   Class A Shares
$38,147,219/3,390,394 shares outstanding                        $        11.25
Sales Charge -- 5.00% of offering price                                   0.59
                                                                --------------
Maximum Offering Price                                          $        11.84
                                                                ==============
   Class B Shares
$8,782,239/781,441 shares outstanding                           $        11.24
                                                                ==============

   Class C Shares
$5,771,448/513,171 shares outstanding                           $        11.25
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       46,850
Paid-in capital                                                     49,702,869
Accumulated undistributed net investment income                        242,216
Accumulated undistributed net realized short-term gain on
 investments                                                            19,187
Unrealized appreciation of investments and foreign exchange          2,689,784
                                                                --------------
Net Assets                                                      $   52,700,906
                                                                ==============

Statement of Operations
For the Period from March 10, 2003 (A) through November 30, 2003
------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $      159,307*
Interest                                                             1,046,725
                                                                --------------
   Total Income                                                      1,206,032
                                                                --------------
Expenses:
Management advisory fee                                                141,638
Transfer agent fees                                                     34,650
Custodian fees                                                          18,642
Distribution expense (Class A Shares)                                   34,387
Distribution expense (Class B Shares)                                   27,600
Distribution expense (Class C Shares)                                   15,325
Accounting services                                                     18,365
Auditing fees                                                            3,850
Legal fees                                                               2,250
Reports and notices to shareholders                                      2,450
Registration and filing fees                                             6,536
Directors' fees and expenses                                             2,597
Other                                                                    6,747
                                                                --------------
   Total Expenses                                                      315,037
   Expense Offset                                                       (1,042)
                                                                --------------
   Net Expenses                                                        313,995
                                                                --------------
Net Investment Income                                                  892,037
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain from:
Investments                                                            226,169
Foreign currency transactions                                           55,661
                                                                --------------
   Net realized gain                                                   281,830
                                                                --------------

Net change in unrealized appreciation (depreciation)
 during the period:
Investments                                                          2,931,458
Foreign currency transactions                                         (241,674)
                                                                --------------
Net change in unrealized appreciation                                2,689,784
                                                                --------------
Net Realized and Unrealized Gain on Investments                      2,971,614
                                                                --------------
Net Increase in Net Assets from Operations                      $    3,863,651
                                                                ==============

* Net of Foreign Tax Withholding of $12,884.

(A) Commencement of operations.

See Notes to Financial Statements.

.................................................................................

                      Sentinel Capital Markets Income Fund

Statement of Changes on Net Assets
                                                                   Period from
                                                                   3/10/03 (A)
                                                                       through
                                                                      11/30/03
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                                           $      892,037
Net realized gain on sales of investments                              281,830
Net change in unrealized appreciation                                2,689,784
                                                                --------------
Net increase in net assets from operations                           3,863,651
                                                                --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                                     (692,464)
   Class B Shares                                                     (123,178)
   Class C Shares                                                      (96,822)
From net realized gain on investments
   Class A Shares                                                           --
   Class B Shares                                                           --
   Class C Shares                                                           --
                                                                --------------
Total distributions to shareholders                                   (912,464)
                                                                --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                                   38,263,334
   Class B Shares                                                    8,679,088
   Class C Shares                                                    5,842,867
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                                      372,394
   Class B Shares                                                       80,902
   Class C Shares                                                       45,929
                                                                --------------
                                                                    53,284,514
Less: Payments for shares reacquired
   Class A Shares                                                   (2,667,870)
   Class B Shares                                                     (410,789)
   Class C Shares                                                     (456,136)
                                                                --------------
Increase in net assets from capital share transactions              49,749,719
                                                                --------------
Total Increase in Net Assets for period                             52,700,906
Net Assets: Beginning of period                                             --
                                                                --------------
Net Assets: End of period                                       $   52,700,906
                                                                ==============
Undistributed Net Investment Income at End of Period            $      242,216
                                                                ==============

(A) Commencement of operations.


See Notes to Financial Statements.

.................................................................................

                      Sentinel Capital Markets Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout the fiscal period.

                                                                  Period from
                                                                      3/10/03
                                                                      through
                                                                 11/30/03 (A)
------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period                          $       10.00
                                                                -------------
Income from Investment Operations
Net investment income                                                    0.32
Net realized and unrealized gain on investments                          1.23
                                                                -------------
Total from investment operations                                         1.55
                                                                -------------
Less Distributions
Dividends from net investment income                                     0.30
Distributions from realized gains on investments                           --
                                                                -------------
Total Distributions                                                      0.30
                                                                -------------
Net asset value at end of period                                $       11.25
                                                                =============
Total Return (%)*                                                       15.61 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                          1.17 +
Ratio of net investment income to average net assets (%)                 3.94 +
Portfolio turnover rate (%)                                               131 ++
Net assets at end of period (000 omitted)                       $      38,147

                                                                  Period from
                                                                      3/10/03
                                                                      through
                                                                 11/30/03 (A)
------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period                          $       10.00
                                                                -------------
Income from Investment Operations
Net investment income                                                    0.25
Net realized and unrealized gain on investments                          1.25
                                                                -------------
Total from investment operations                                         1.50
                                                                -------------
Less Distributions
Dividends from net investment income                                     0.26
Distributions from realized gains on investments                           --
                                                                -------------
Total Distributions                                                      0.26
                                                                -------------
Net asset value at end of period                                $       11.24
                                                                =============
Total Return (%)*                                                       15.11 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                          1.93 +
Ratio of net investment income to average
 net assets (%)                                                          3.21 +
Portfolio turnover rate (%)                                               131 ++
Net assets at end of period (000 omitted)                       $       8,782


                                                                  Period from
                                                                      3/10/03
                                                                      through
                                                                 11/30/03 (A)
------------------------------------------------------------------------------
Class C Shares
Net asset value at beginning of period                          $       10.00
                                                                -------------
Income from Investment Operations
Net investment income                                                    0.27
Net realized and unrealized gain on investments                          1.25
                                                                -------------
Total from investment operations                                         1.52
                                                                -------------
Less Distributions
Dividends from net investment income                                     0.27
Distributions from realized gains on investments                           --
                                                                -------------
Total Distributions                                                      0.27
                                                                -------------
Net asset value at end of period                                $       11.25
                                                                =============
Total Return (%)*                                                       15.29 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                          1.60 +
Ratio of net investment income to average net assets (%)                 3.49 +
Portfolio turnover rate (%)                                               131 ++
Net assets at end of period (000 omitted)                       $       5,771

(A)  Commenced operations March 10, 2003.
 +   Annualized
++   Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

See Notes to Financial Statements.

.................................................................................

          Sentinel Bond Fund seeks high current income while seeking to control risk by investing exclusively in fixed-income securities and mainly in investment grade bonds.

                               Sentinel Bond Fund

The Sentinel Bond Fund produced a total return of 7.23% for the fiscal year ended November 30, 2003. This compared favorably to the 6.19% return for the Lipper A-rated Corporate Debt Fund Average and the 5.18% return for the Lehman Aggregate Bond Index during the same time period.

Sentinel Bond Fund produced a total return of 7.23% for the fiscal year ended November 30, 2003. This compared favorably to the 6.19% return for the Lipper A-rated Corporate Debt Fund Average and the 5.18% return for the Lehman Aggregate Bond Index during the same time period.

     During the fiscal year, investor confidence re-emerged strongly in the corporate bond market, after a year of unprecedented corporate malfeasance. Investors were quick to recognize the beginning trend of balance sheet de-leveraging and higher accounting and accountability standards, aggressively buying the corporate bond sector. In addition, with the historical lows of interest rates, yield-hungry investors made lower-rated corporate debt their asset class of choice, due to their attractive yield spread to U.S. Treasury issues. Lower-quality securities vastly outperformed higher-quality ones as evidenced by the Lehman Indices, where the Baa Index returned 13.83% for the period, versus a 4.96% gain for the Aaa Index. In terms of sub-sector performance, it was a complete reversal of fortunes versus a year ago. Among the best-performing sub-sectors in the corporate bond market were airlines, telecommunications, cable, automotive and lodging, while financials, supermarkets, consumer products and pharmaceuticals were among the worst. Overall, the Lehman Credit Index produced a 12-month return of 9.65% for the period.

     As of November 30, 2003, the Fund's effective duration stood at 4.6 years, down from 5.1 years as of the previous year-end. The Fund's average credit quality was unchanged at Aa2. Exposure to the corporate bond sector held steady at 40% of assets, with 55% of assets held in mortgage-backed securities and 5% in cash. The Fund's emphasis on spread product, namely corporate bonds and mortgage-backed securities, made the largest contribution to its strong relative performance.

Sentinel Bond Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

                           Lipper's A
                Bond       rated Corp.      Lehman
             with/load   Bond Fund Avg.   Aggregate

11/30/1993       10000            10000       10000
11/30/1994        9129             9613        9694
11/30/1995       10844            11372       11404
11/30/1996       11330            11964       12097
11/30/1997       12090            12815       13010
11/30/1998       13052            13930       14240
11/30/1999       12800            13629       14234
11/30/2000       13443            14691       15524
11/30/2001       15191            16220       17257
11/30/2002       15706            17045       18523
11/30/2003       16841            18101       19483

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For purposes of comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, and for each class of shares due to differences in share class expenses.
+  An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Going forward, we expect the fixed-income market to produce modest returns over the next 12 months. With interest rates still near historical lows, it seems just a matter of time before rates start their upward ascent. However, even with stronger U.S. economic growth on the horizon, the Fed may be reluctant to raise interest rates until there is clear and undisputable evidence that inflation is becoming a problem. In any case, the bond market should be way ahead of the Fed. The Fund will continue to emphasize yield in the corporate bond and mortgage-backed securities area.


/s/ David M. Brownlee
David M. Brownlee, CFA


/s/ Kenneth J. Hart
Kenneth J. Hart

.................................................................................

                               Sentinel Bond Fund

Investment in Securities
at November 30, 2003
                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Government Obligations 55.1%
Federal Home Loan Mortgage Corporation 19.2%
Collateralized Mortgage Obligations:
   FHR 2610 VB 5.5%, 24                                1,756M   $    1,756,812
   FHR 2474 NQ 6.5%, '31                               2,000M        2,088,280
   FHR 2438 NB 6.5%, '32                               3,000M        3,156,900
                                                                --------------
                                                                     7,001,992
                                                                --------------
Mortgage-Backed Securities:
30-year:
   6.5%, '28                                             708M          740,026
   4%, '33                                             2,996M        2,734,789
   6%, '33                                             3,996M        4,109,788
   6.5%, '33                                           3,687M        3,849,390
                                                                --------------
                                                                    11,433,993
                                                                --------------
Total Federal Home Loan Mortgage Corporation                        18,435,985
                                                                --------------
Federal National Mortgage Association 27.4%
Collateralized Mortgage Obligations:
   FNR 02-59 B 5.5%, '17                               2,000M        2,081,900
   FNR 02-5 PJ6%, '21                                  5,000M        5,235,800
   FNR 02-53 PD 6%, '32                                2,000M        2,070,960
                                                                --------------
                                                                     9,388,660
                                                                --------------
Mortgage-Backed Securities:
15-Year:
   8.5%, '10                                              82M           88,199
                                                                --------------
20-Year:
   10%, '17                                               54M           60,712
   10%, '17                                              142M          159,816
                                                                --------------
                                                                       220,528
                                                                --------------
30-Year:
   6.5%, '26                                           1,042M        1,089,268
   6%, '33                                             3,500M        3,596,876
   6%, '33                                             2,461M        2,529,744
   6%, '33                                             1,998M        2,054,248
   6.5%, '33                                           1,998M        2,084,425
   6.5%, '33                                           1,997M        2,083,541
   6.5%, '33                                           3,000M        3,129,360
                                                                --------------
                                                                    16,567,462
                                                                --------------
Total Federal National Mortgage Association                         26,264,849
                                                                --------------
Government National Mortgage Association 8.5%
Collateralized Mortgage Obligations:
   GNR 02-3 LC
   6.5%, '31                                           4,000M        4,228,920
                                                                --------------
Mortgage-Backed Securities:
30-year:
   13%, '13                                               236              276
   5.5%, '33                                           3,867M        3,913,232
                                                                --------------
                                                                     3,913,508
                                                                --------------
Total Government National Mortgage Association                       8,142,428
                                                                --------------
Total U.S. Government Agency Obligations
   (Cost $52,862,651)                                               52,843,262
                                                                --------------
Bonds 39.2%
Automotive 7.4%
Daimler Chrysler
   4.75%, '08                                          1,000M   $    1,005,000
Ford Motor Co.
   7.45%, '31                                          3,000M        2,853,750
General Motors
   7.2%, '11                                           1,000M        1,058,750
General Motors
   8.375%, '33                                         2,000M        2,185,000
                                                                --------------
                                                                     7,102,500
                                                                --------------
Computer Products & Services .5%
IBM Corp. 5.875%, '32                                    500M          500,625
                                                                --------------
Consumer Products & Services 2.9%
Cadbury Schweppes
   5.125%, '13 (a)                                     1,000M          992,500
Coca Cola Bottling Co.
   5%, '12                                               500M          493,125
Coors Brewing Co.
   6.375%, '12                                           250M          272,187
Kraft Foods, Inc.
   5.25%, '13                                            500M          498,750
Kroger Co. 6.75%, '12                                    500M          551,875
                                                                --------------
                                                                     2,808,437
                                                                --------------
Energy .6%
Duke Energy Corp.
   5.625%, '12                                           500M          518,750
                                                                --------------
Financial Institutions 7.2%
Bank of America
   3.25%, '08                                          1,000M          980,000
Boeing Capital Corp.
   6.5%, '12                                           1,000M        1,093,750
Key Bank, NA 5%, '07                                   1,000M        1,063,750
Merrill Lynch 6.15%, '06                               1,000M        1,077,500
Morgan Stanley 5.8%, '07                               1,000M        1,088,750
Wells Fargo & Co.
   5.25%, '07                                          1,500M        1,597,500
                                                                --------------
                                                                     6,901,250
                                                                --------------
Index 4.7%
Targeted Return BBB-rated Index Securities Trust
 Certificate, '02
   6.668%, '08(a)                                      4,200M        4,525,500
                                                                --------------
Media 2.3%
Time Warner, Inc.
   6.875%, '12                                         1,000M        1,113,750
Viacom, Inc. 5.625%,'12                                  500M          529,375
Walt Disney Co. 7%, '32                                  500M          553,750
                                                                --------------
                                                                     2,196,875
                                                                --------------
Metal-Aluminum 1.2%
Alcan, Inc. 6.45%, '11                                 1,000M        1,113,750
                                                                --------------
Railroads 1.1%
Union Pacific Corp.
   6.625%, '29                                         1,000M        1,072,500
                                                                --------------
Sovereign 1.1%
United Mexican States
   6.375%, '13                                         1,000M        1,030,000
                                                                --------------
Telecommunications 10.2%
AT&T Broadband Corp.
   8.375%, '13                                           212M   $      257,580
AT&T Corp. Credit Sensitive
   8.5%, '31                                           1,000M        1,152,500
AT&T Wireless Corp.
   8.125%, '12                                           500M          571,875
Cingular Wireless
   6.5%, '11                                             250M          273,750
Comcast Corp. 5.5%, '11                                1,000M        1,033,750
Cox Communications
   7.75%, '10                                          1,000M        1,181,250
Sprint Capital Corp.
   7.625%, '11                                           750M          824,063
Telecom Italia
   5.25%, '13 (a)                                      1,000M          996,250
Tyco Int'l Group
   6%, '13 (a)                                         1,000M        1,012,500
Verizon Virginia Corp.
   4.625%, '13                                         1,500M        1,434,375
Verizon Wireless
   5.375%, '06                                         1,000M        1,062,500
                                                                --------------
                                                                     9,800,393
                                                                --------------
Total Bonds
   (Cost $34,948,668)                                               37,570,580
                                                                --------------
Corporate Short-Term Notes 3.1%
UBS Finance
   1.01%, 12/01/2003
   (Cost $3,000,000)                                   3,000M        3,000,000
                                                                --------------
Total Investments
   (Cost $90,811,319)*                                              93,413,842
Excess of Other Assets Over Liabilities 2.6%                         2,461,462
                                                                --------------
Net Assets                                                      $   95,875,304
                                                                ==============

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2003, the market value of rule 144A securities amounted to $7,526,750 or 7.9% of net assets.

  * Cost for federal income tax purposes is substantially similar. At November 30, 2003 unrealized appreciation for federal income tax purposes aggregated $2,602,523 of which $2,873,503 related to appreciated securities and $270,980 related to depreciated securities.


                                              See Notes to Financial Statements.

.................................................................................

                               Sentinel Bond Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $ 90,811,319)                        $   93,413,842
Cash and cash equivalents                                            1,374,161
Receivable for fund shares sold                                        354,423
Receivable for interest                                                887,369
                                                                --------------
   Total Assets                                                     96,029,795
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                     16,869
Accrued expenses                                                        54,007
Management fee payable                                                  39,036
Distribution fee payable (Class A Shares)                               17,239
Distribution fee payable (Class B Shares)                               11,525
Fund service fee payable                                                10,423
Deferred compensation                                                    5,392
                                                                --------------
   Total Liabilities                                                   154,491
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   95,875,304
                                                                ==============
Net Asset Value and Offering Price per Share
   Class A Shares
$73,888,124/11,874,774 shares outstanding                       $         6.22
Sales Charge -- 4.00% of offering price                                   0.26
                                                                --------------
Maximum Offering Price                                          $         6.48
                                                                ==============
   Class B Shares
$21,987,180/3,520,500 shares outstanding                        $         6.25
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      153,953
Paid-in capital                                                    101,061,373
Accumulated undistributed net investment income                         51,061
Accumulated undistributed net realized loss on
 investments                                                        (7,993,606)
Unrealized appreciation of investments                               2,602,523
                                                                --------------
Net Assets                                                      $   95,875,304
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                        $    5,220,749
                                                                --------------
Expenses:
Management advisory fee                                                506,790
Transfer agent fees                                                    163,460
Custodian fees                                                          18,101
Distribution expense (Class A Shares)                                  155,577
Distribution expense (Class B Shares)                                  247,310
Accounting services                                                     32,925
Auditing fees                                                           16,500
Legal fees                                                               8,750
Reports and notices to shareholders                                     23,500
Registration and filing fees                                            27,140
Directors' fees and expenses                                            13,777
Other                                                                   17,602
                                                                --------------
   Total Expenses                                                    1,231,432
   Expense Offset                                                       (7,176)
                                                                --------------
   Net Expenses                                                      1,224,256
                                                                --------------
Net Investment Income                                                3,996,493
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            1,924,260
Net change in unrealized appreciation                                  932,872
                                                                --------------
Net Realized and Unrealized Gain on
 Investments                                                         2,857,132
                                                                --------------
Net Increase in Net Assets from Operations                      $    6,853,625
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                               Sentinel Bond Fund

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net Investment income                          $    3,996,493   $    4,578,960
Net realized gain on sales of investments           1,924,260          261,814
Net change in unrealized appreciation
 (depreciation)                                       932,872       (1,793,105)
                                               --------------   --------------
Net Increase in net assets from operations          6,853,625        3,047,669
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                  (3,517,249)      (3,722,355)
   Class B Shares                                    (895,327)        (934,702)
From net realized gain on investments
   Class A Shares                                          --               --
   Class B Shares                                          --               --
                                               --------------   --------------
Total distributions to shareholders                (4,412,576)      (4,657,057)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                  17,062,892       48,436,350
   Class B Shares                                   5,783,044        8,653,897
Net asset value of shares in reinvestment
   of dividends and distributions
   Class A Shares                                   2,266,040        2,441,695
   Class B Shares                                     705,490          734,287
                                               --------------   --------------
                                                   25,817,466       60,266,229
Less: Payments for shares reacquired
   Class A Shares                                 (23,076,791)     (49,412,502)
   Class B Shares                                 (10,239,314)      (6,499,630)
                                               --------------   --------------
Increase (decrease) in net assets from
 capital share transactions                        (7,498,639)       4,354,097
                                               --------------   --------------
Total Increase (Decrease)
 in Net Assets for period                          (5,057,590)       2,744,709
Net Assets: Beginning of period                   100,932,894       98,188,185
                                               --------------   --------------
Net Assets: End of period                      $   95,875,304   $  100,932,894
                                               ==============   ==============
Undistributed Net Investment
   Income at End of Period                     $       51,061   $       87,631
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                               Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
--------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $     6.07   $     6.17   $     5.81   $     5.94   $     6.45
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations

Net investment income                                0.28         0.30         0.37         0.41         0.39
Net realized and unrealized gain (loss) on
investments                                          0.15        (0.10)        0.36        (0.13)       (0.51)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.43         0.20         0.73         0.28        (0.12)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.28         0.30         0.37         0.41         0.39
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.28         0.30         0.37         0.41         0.39
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     6.22   $     6.07   $     6.17   $     5.81   $     5.94
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    7.23         3.38        13.01         5.02        (1.93)

Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.99         1.01         0.91         0.78         0.73
Ratio of expenses to average net assets
 before voluntary expense reimbursements
 (%)**                                               0.99         1.01         0.98         0.98         0.94
Ratio of net investment income to average net
 assets (%)                                          4.11         4.87         6.15         7.08         6.29
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                4.11         4.87         6.08         6.89         6.10
Portfolio turnover rate (%)                           366          298          210          177          207
Net assets at end of period (000 omitted)      $   73,888   $   75,807   $   75,629   $   71,561   $   82,107

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $     6.09   $     6.19   $     5.82   $     5.96   $     6.46
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.23         0.25         0.32         0.36         0.33
Net realized and unrealized gain (loss) on
 investments                                         0.16        (0.10)        0.37        (0.14)       (0.50)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.39         0.15         0.69         0.22        (0.17)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.23         0.25         0.32         0.36         0.33
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.23         0.25         0.32         0.36         0.33
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     6.25   $     6.09   $     6.19   $     5.82   $     5.96
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    6.43         2.44        12.14         3.95        (2.65)
Ratios/Supplemental Data
Ratio of net expenses to average net assets
 (%)                                                 1.88         1.87         1.75         1.66         1.63
Ratio of expenses to average net assets
 before voluntary expense reimbursements
 (%)**                                               1.88         1.87         1.82         1.85         1.81
Ratio of net investment income to average net
 assets (%)                                          3.23         4.00         5.31         6.22         5.41
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                3.23         4.00         5.24         6.02         5.25
Portfolio turnover rate (%)                           366          298          210          177          207
Net assets at end of period (000 omitted)      $   21,987   $   25,126   $   22,559   $   18,549   $   20,703

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as descibed in Note (2).

See Notes to Financial Statements.

.................................................................................

       Sentinel Tax-Free Income Fund seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds which are exempt from federal income taxes.

                         Sentinel Tax-Free Income Fund

For the fiscal year ended November 30, 2003, the Sentinel Tax-Free Income Fund produced a total return of 5.0%, compared to the 6.3% average return for the Lipper Analytical Services Inc. peer group of general municipal debt funds. The Lehman Municipal Bond Index returned 6.6% during the same period.

Sentinel Tax-Free Income Fund produced a total return of 5.0% for the fiscal year ended November 30, 2003, while the current taxable-equivalent yield of a 10-year maturity municipal bond is 5.6%, assuming the top marginal federal tax rate. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

     Although municipal interest rates ended the fiscal year unchanged, volatility in the financial markets was quite high over the course of the period. Investor sentiment regarding the strength of economic activity caused rates to rally sharply during the first half of 2003, only to reverse course in mid-summer Though the Federal Reserve remained committed to keeping short-term interest rates low, investors began to reposition portfolios after concluding that longer-term interest rates were unsustainably low, considering the prospects for economic growth. Currently, the dilemma facing fixed-income investors is to assess the implications of strong growth, low inflation, sluggish job creation and a weak U.S. dollar relative to major foreign currencies. Employment growth will most likely be the key variable in determining the direction of interest rates for the foreseeable future.

     Our portfolio strategy focused on reducing the Fund's interest-rate sensitivity to protect capital, should interest rates begin to rise on the prospects of stronger economic growth. With the exception of California and Philadelphia, states and municipalities generally have weathered the economic downturn without experiencing significant credit deterioration. The Fund's credit quality has remained strong, with an average credit rating of AA. Currently, the taxable-equivalent yield of a 10-year maturity municipal bond is 5.6%, assuming the top marginal federal tax rate. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

Sentinel Tax-Free Income Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

             Tax-Free    Lipper's Gen'l     Lehman
              Income        Municipal     Municipal
             with/load   Debt Fund Avg.   Bond Index

11/30/1993       10000            10000        10000
11/30/1994        9115             9352         9475
11/30/1995       10576            11089        11265
11/30/1996       11032            11634        11928
11/30/1997       11789            12419        12783
11/30/1998       12667            13273        13775
11/30/1999       12313            12806        13627
11/30/2000       13266            13722        14741
11/30/2001       14347            14749        16032
11/30/2002       15052            15493        17045
11/30/2003       15801            16466        18179

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax
   (AMT). Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+  An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Looking ahead, we remain cautious in our interest rate outlook, as it appears that the economy is showing signs of sustainable growth. The Federal Reserve is committed to keeping short-term interest rates low until the economy begins to create new jobs. This strategy could have a negative impact on long-term interest rates if investors fear the economy is being overstimulated, which could lead to future inflation. We will position the Fund to reflect our current market views.


/s/ Kenneth J. Hart
Kenneth J. Hart

.................................................................................

                          Sentinel Tax-Free Income Fund

Investment in Securities
at November 30, 2003

                                                 Principal
                                                   Amount            Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
Bonds 95.1%
Alabama 1.7%
Birmingham, AL Ref. Wts.
   5%, 07/01/08 (AMBAC)                                1,000M   $    1,105,200
                                                                --------------
Arizona 2.8%
Arizona School Facs. Brd. Ctfs.
   5%, 09/01/09 (FGIC)                                   750M          841,193
Arizona State Transportation
   5.25%, 07/01/17                                     1,000M        1,111,950
                                                                --------------
                                                                     1,953,143
                                                                --------------
California 14.3%
Foothill/Eastern California Toll
   6.5%, 01/01/32 (P/R)                                3,500M        3,995,985
Los Angeles, CA Cmnty. Redev.
   5.5%, 07/01/16 (MBIA)                               1,395M        1,604,669
Pittsburgh, CA Redev. Agy. Tax
   5.25%, 08/01/15 (MBIA)                              1,000M        1,131,490
Sacramento CA City Fin. Auth.
   5.5%, 12/01/10 (AMBAC)                              1,000M        1,162,840
San Jose CA Redev. Agy.
   6%, 08/01/15 (MBIA)                                 1,720M        2,057,532
                                                                --------------
                                                                     9,952,516
                                                                --------------
Connecticut 2.7%
Connecticut State G/O
   5%, 12/15/09                                          700M          786,177
Insured University Connecticut G/O
   5.25%, 04/01/13 (MBIA)                              1,000M        1,091,080
                                                                --------------
                                                                     1,877,257
                                                                --------------
District of Columbia 2.2%
DC Revenue-A-World Wildlife
   6%, 07/01/16 (AMBAC)                                1,310M        1,527,277
                                                                --------------
Florida 5.5%
Orange County Healthcare A
   6.25%, 10/01/13 (ETM) (MBIA)                        1,060M        1,294,652
Orange County Housing Finance Authority
   5.65%, 12/01/17                                     2,455M        2,565,426
                                                                --------------
                                                                     3,860,078
                                                                --------------
Idaho 0.1%
Idaho Housing Agency Series D-1
   8%, 01/01/20                                           35M           35,890
                                                                --------------
Illinois 7.0%
Illinois M.C. Henry County School
   5.85%, 01/01/16 (FSA) (P/R)                         1,000M        1,139,080
Illinois State Sales Tax Revenue
   6%, 06/15/12                                        2,180M        2,559,691
Illinois State Sales Tax Revenue
   6.5%, 06/15/13                                      1,000M        1,184,320
                                                                --------------
                                                                     4,883,091
                                                                --------------
Kansas 0.1%
City of Lenexa Series A - Mtg. Rev.
   8.4%, 05/01/15                                         20M           20,072
                                                                --------------
Louisiana 1.6%
New Orleans LA G/O
   5.5%, 12/01/17 (FGIC)                               1,000M        1,156,060
                                                                --------------
Massachusetts 1.7%
Massachusetts State G/O
   6%, 08/01/09 (FGIC)                                 1,000M        1,168,120
                                                                --------------
Michigan 3.3%
Michigan Municipal Auth. Rev.
   5.25%, 12/01/13 (P/R)                               2,000M   $    2,287,580
                                                                --------------
Mississippi 1.6%
Mississippi State G/O
   5.25%, 09/01/07                                     1,000M        1,110,160
                                                                --------------
Nebraska 1.7%
Omaha Public Power District
   6.15%, 02/01/12                                     1,000M        1,183,580
                                                                --------------
New Jersey 5.2%
New Jersey Transit Ser. B
   6%, 12/15/15 (MBIA) (P/R)                           3,000M        3,588,510
                                                                --------------
New York 23.3%
New York City Finance G/O
   5.25%, 11/01/12                                     1,000M        1,123,990
New York Housing Finance Agency
   5.25%, 03/15/17 (MBIA)                              1,740M        1,886,108
New York, NY G/O
   5.75%, 02/01/08                                       800M          869,432
New York State Dorm. Authority
   5%, 07/01/10                                        1,000M        1,128,110
New York State Dorm. Authority
   5.75%, 10/01/17 (MBIA)                              1,000M        1,146,640
New York State Dorm. Authority
   5.25%, 11/15/23                                     1,650M        1,804,044
New York State Dorm. Mental Health Services
   6%, 08/15/16                                        2,800M        3,298,036
New York State Urban Dev. Corp.
   5.5% 01/01/14 (FSA)                                 1,000M        1,145,710
Triborough Bridge & Tunnel Authority
   6%, 01/01/12                                        3,250M        3,808,122
                                                                --------------
                                                                    16,210,192
                                                                --------------
Pennsylvania 3.5%
Pennsylvania State G/O
   6.25%, 07/01/11                                     2,000M        2,403,060
                                                                --------------
Tennessee 3.5%
Lawrenceburg, TN Electrical Revenue
   6.625%, 07/01/18 (MBIA)                             1,910M        2,442,527
                                                                --------------
Texas 1.7%
North Central Texas Health
   6.25%, 05/15/10                                     1,000M        1,156,280
                                                                --------------
Vermont 5.1%
Vermont Education & Health Bldgs. Fin.
   5.375%, 01/01/2023                                  1,165M        1,114,730
Vermont Education & Health Norwich
   5.5%, 07/01/18                                      2,295M        2,398,895
                                                                --------------
                                                                     3,513,625
                                                                --------------
Washington 6.5%
Seatte, WA Water System Rev.
   4.5%, 09/01/09 (MBIA)                               2,820M        3,078,904
Washington State G/O
   6.2%, 03/01/11                                      1,220M        1,436,526
                                                                --------------
                                                                     4,515,430
                                                                --------------
Total Bonds
   (Cost $61,029,215)                                               65,949,648
                                                                --------------

                                                                     Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
Short-Term Investments 3.0%
Dreyfus Municipal Cash Management Plus              1,150,000   $    1,150,000
Provident Municipal Money Fund                        900,000          900,000
                                                                --------------
Total Short-Term Investments
   (Cost $2,050,000)                                                 2,050,000
                                                                --------------
Total Investments
   (Cost $63,079,215)*                                              67,999,648
Excess of Other Assets Over Liabilities 1.9%                         1,380,659
                                                                --------------
Net Assets                                                      $   69,380,307
                                                                ==============

* Cost for federal income tax purposes is substantially similar. At November 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $4,920,433 of which $5,013,147 related to appreciated securities and $92,714 related to depreciated securities. The following abbreviations are used in the portfolio descriptions:
   (AMBAC) - Guaranteed by AMBAC Indemnity Corp
   (ETM) - Escrowed to Maturity
   (FGIC) - Guaranteed by Financial Guaranty Insurance Co
   (FSA) - Guaranteed by Financial Security Assurance Inc
   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
   (P/R) - Prerefunded
   G/O - General Obligation Bond

                                              See Notes to Financial Statements.

.................................................................................

                          Sentinel Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $63,079,215)                         $   67,999,648
Receivable for securities sold                                       1,106,915
Receivable for fund shares sold                                         59,834
Receivable for interest                                              1,199,892
                                                                --------------
   Total Assets                                                     70,366,289
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable to custodian bank                                              923,476
Payable for fund shares repurchased                                      4,688
Accrued expenses                                                         5,969
Management fee payable                                                  28,163
Distribution fee payable                                                14,477
Fund service fee payable                                                 5,224
Deferred compensation                                                    3,985
                                                                --------------
   Total Liabilities                                                   985,982
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   69,380,307
                                                                ==============
Net Asset Value and Offering Price per Share
$69,380,307/5,133,081 shares outstanding                        $        13.52
Sales Charge -- 4.00% of offering price                                   0.56
                                                                --------------
Maximum Offering Price                                          $        14.08
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       51,331
Paid-in capital                                                     64,224,878
Accumulated undistributed net investment income                            623
Accumulated undistributed net realized
 long-term gain on investments                                         183,042
Unrealized appreciation of investments                               4,920,433
                                                                --------------
Net Assets                                                      $   69,380,307
                                                                ==============
Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $       19,675
Interest                                                             3,418,874
                                                                --------------
   Total Income                                                      3,438,549
                                                                --------------
Expenses:
Management advisory fee                                                365,131
Transfer agent fees                                                     70,700
Custodian fees                                                           8,440
Distribution expense                                                   147,727
Accounting services                                                     23,665
Auditing fees                                                            6,500
Legal fees                                                               5,000
Reports and notices to shareholders                                      7,000
Registration and filing fees                                            20,117
Directors' fees and expenses                                             9,960
Other                                                                   10,904
                                                                --------------
   Total Expenses                                                      675,144
   Expense Reimbursement                                               (44,766)
   Expense Offset                                                       (2,440)
                                                                --------------
   Net Expenses                                                        627,938
                                                                --------------
Net Investment Income                                                2,810,611
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                              201,145
Net change in unrealized appreciation                                  351,559
                                                                --------------
Net Realized and Unrealized Gain on Investments                        552,704
                                                                --------------
Net Increase in Net Assets from Operations                      $    3,363,315
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                          Sentinel Tax-Free Income Fund

Statement of Changes on Net Assets

                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $    2,810,611   $    3,186,812
Net realized gain on sales of investments             201,145          183,019
Net change in unrealized appreciation                 351,559          254,579
                                               --------------   --------------
Net increase in net assets from operations          3,363,315        3,624,410
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                         (2,812,181)      (3,186,572)
From net realized gain on investments                      --               --
                                               --------------   --------------
Total distributions to shareholders                (2,812,181)      (3,186,572)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                  13,882,819       25,862,434
Net asset value of shares in reinvestment
 of dividends and distributions                     1,865,446        2,101,219
                                               --------------   --------------
                                                   15,748,265       27,963,653
Less: Payments for shares reacquired              (19,417,060)     (28,674,251)
                                               --------------   --------------
Decrease in net assets from capital share
 transactions                                      (3,668,795)        (710,598)
                                               --------------   --------------
Total Decrease in Net Assets for period            (3,117,661)        (272,760)
Net Assets: Beginning of period                    72,497,968       72,770,728
                                               --------------   --------------
Net Assets: End of period                      $   69,380,307   $   72,497,968
                                               ==============   ==============
Undistributed Net Investment Income at
 End of Period                                 $          623   $        2,193
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                          Sentinel Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    13.38   $    13.32   $    12.90   $    12.60   $    13.78
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.52         0.58         0.62         0.64         0.64
Net realized and unrealized gain (loss) on
 investments                                         0.14         0.06         0.42         0.30        (1.01)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.66         0.64         1.04         0.94        (0.37)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.52         0.58         0.62         0.64         0.64
Distributions from realized gains on
 investments                                           --           --           --           --         0.17
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.52         0.58         0.62         0.64         0.81
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.52   $    13.38   $    13.32   $    12.90   $    12.60
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    4.97         4.92         8.15         7.74        (2.79)
Ratios/Supplemental Data
Ratio of net expenses to average
 net assets (%)                                      0.85         0.75         0.74         0.77         0.73
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)**                                0.91         0.95         0.95         0.96         0.91
Ratio of net investment income to average
 net assets (%)                                      3.81         4.33         4.62         5.08         4.84
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                3.74         4.13         4.41         4.89         4.66
Portfolio turnover rate (%)                            63           30           21            5           34
Net assets at end of period (000 omitted)      $   69,380   $   72,498   $   72,771   $   68,850   $   85,975

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

        Sentinel New York Tax-Free Income Fund seeks high current income exempt from federal, New York State and New York City income taxes, while seeking to control risk by investing in investment grade municipal bonds of New York issuers.

                     Sentinel New York Tax-Free Income Fund

For the fiscal year ended November 30, 2003, the Sentinel New York Tax-Free Income Fund produced a total return of 6.5% compared to the 6.3% average return for the Lipper Analytical Services Inc. peer group of New York municipal debt funds. The Lehman Municipal Bond Index returned 6.6% during the same period.

Sentinel New York Tax-Free Income Fund produced a total return of 6.5% for the fiscal year. The current taxable-equivalent yield of a 10-year maturity municipal bond is 6.0%, assuming the top marginal federal tax rate and New York taxation. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

     Although municipal interest rates ended the period unchanged, volatility in the financial markets was quite high over the course of the fiscal year. Investor sentiment regarding the tepid pace of economic activity caused rates to rally sharply during the first half of 2003, only to reverse course in mid-summer. Though the Federal Reserve remained committed to keeping short-term interest rates low, investors began to reposition portfolios after concluding that longer-term interest rates were unsustainably low. Currently, the dilemma facing fixed-income investors is to assess the implications of strong growth, low inflation, sluggish job creation and a weak U.S. dollar relative to major foreign currencies. Employment growth will most likely be the key variable in determining the direction of interest rates for the foreseeable future.

     Our portfolio strategy has focused on reducing the Fund's interest-rate sensitivity to protect capital, should interest rates begin to rise on the prospects of stronger economic growth. With the exception of California and Philadelphia, states and municipalities generally have weathered the economic downturn without experiencing significant credit deterioration. The Fund's credit quality remained strong, with an average credit rating of AA. Currently, the taxable-equivalent yield of a 10-year maturity municipal bond is 6.0%, assuming the top marginal federal tax rate and New York taxation. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

Sentinel New York Tax-Free Income Fund Performance
Class A Shares, March 27, 1995 inception through November 30, 2003

[CHART APPEARS HERE]

             NY Tax-Free     Lipper's NY      Lehman
               Income         Municipal     Municipal
              with/load    Debt Fund Avg.   Bond Index

 3/27/1995          9100            10000        10000
11/30/1995         10302            10801        10866
11/30/1996         10782            11304        11505
11/30/1997         11614            12014        12329
11/30/1998         12577            12876        13286
11/30/1999         12162            12403        13144
11/30/2000         13305            13363        14219
11/30/2001         14489            14413        15463
11/30/2002         15385            15181        16441
11/30/2003         16384            16142        17535

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax
   (AMT). Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+  An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Looking ahead, we remain cautious in our interest rate outlook, as it appears that the economy is showing signs of sustainable growth. The Federal Reserve is committed to keeping short-term interest rates low until the economy begins to create new jobs. This strategy could have a negative impact on long-term rates if investors fear the economy is being overstimulated, which could lead to future inflation. We will position the Fund to reflect our current market views.


/s/ Kenneth J. Hart
Kenneth J. Hart

.................................................................................

                     Sentinel New York Tax-Free Income Fund

Investment in Securities
at November 30, 2003
                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
Bonds 97.6%
New York 90.1%
Albany New York Parking Authority Revenue
   5.125%, 07/15/10                                      650M   $      701,915
City University New York
 Certificate of Participation
   5.75%, 08/15/05                                       300M          321,051
Coxsackie Athens New York
 Central School District
   5.5%, 06/15/13 (FSA)                                  260M          288,694
Dutchess County, NY G/O
   5%, 06/15/17                                          325M          341,289
Long Island, NY Electric Power Revenue
   5.5%, 12/01/13 (FSA)                                  500M          583,265
   5.25%, 12/01/26                                       200M          204,076
Mahopac Central School District
   5.1%, 6/01/13 (FSA)                                   500M          550,720
Metro Transportation Authority
   5.75%, 07/01/13                                       250M          290,585
   5.5%, 11/15/13 (AMBAC)                                500M          577,945
   5.25%, 04/01/21 (MBIA)                                750M          859,432
   5%, 04/01/23 (FGIC)                                   250M          280,637
Monroe County G/O
   6%, 03/01/14                                          250M          289,390
Monroe County Industrial Dev. Agency
   5.375%, 04/01/29                                      510M          510,112
Monroe Woodbury Central School Dist.
   5.625%, 05/15/22 (MBIA)                               250M          270,902
Nassau County Industrial Dev. Agency
   4.75%, 07/01/28 (MBIA)                                500M          500,260
Nassau Fin Sales Tax
   5%, 11/15/15 (AMBAC)                                  250M          272,925
New York City Municipal Water Fin. Auth.
   5%, 06/15/12                                          210M          229,154
   5.75%, 06/15/20 (MBIA)                                220M          228,481
   5.875%, 06/15/25 MBIA)                                500M          540,075
   5.125%, 06/15/30 (FGIC)                               300M          304,413
New York, NY G/O Series B
   5.75%, 08/01/11                                       300M          338,157
New York, NY G/O Series K
   5.625%, 08/01/13                                      350M          384,881
New York, NY Transitional Fin. Auth.
   5.375%, 05/01/14                                    1,000M        1,107,670
New York State Dorm. Authority Revenue
 4201 Schools Program
   5%, 07/01/10                                          250M          277,592
City University System
   5.625%, 07/01/16                                      250M          286,370
   5.375%, 07/01/25
   (AMBAC) (P/R)                                         200M          216,836
College and University Revenue
   5%, 07/02/22                                          250M          259,463
   5.25%, 11/15/23                                       500M          546,680
Department of Health
   5.5%, 07/01/20                                        125M          129,268
Fordham University
   5.75%,  07/01/15 (FGIC)                               215M          224,664
Memorial Sloan Kettering Cancer Center
   5.5%, 07/01/23 (MBIA)                                 500M          566,000
Mental Health Services
   5.7%, 08/15/09                                        245M          273,079
   5.7%, 08/15/09 (P/R)                                    5M            5,673
   5.5%, 08/15/17                                        590M          636,333
   5.5%, 08/15/17 (P/R)                                   10M           11,267
New York Medical College
   4.75%, 07/01/27 (MBIA)                                250M   $      250,270
Nursing Home-Hebrew Home
   5.625%, 02/01/17                                       75M           78,963
Saint Johns Univ.
   5.25%, 07/01/18 (MBIA)                                205M          220,533
School District Financing Program
   5.75%, 10/01/17 (MBIA)                                750M          859,980
State University Education Facility
   5.5%, 05/15/09                                        500M          559,185
Wyckoff Heights Medical Ctr.
   5.3%, 08/15/21                                        250M          258,375
New York State Environmental Facilities
   5.75%, 01/15/13                                       245M          267,939
   5.75%, 01/15/13 (P/R)                                   5M            5,536
   5.75%, 03/15/13                                       300M          304,086
New York State Environmental Water Revenue
   5.75%, 06/15/11                                       160M          188,171
   5.75%, 06/15/11                                       295M          346,941
   5.75%, 06/15/11                                        45M           52,726
   5%, 06/15/19                                          750M          792,360
New York Housing Fin Agency
   5.25%, 03/15/17 (MBIA)                                500M          541,985
New York State Local Gov't. Assistance Corp.
   5.375%, 04/01/16 (AMBAC)                              300M          329,520
New York State Mortgage Agency Revenue Bonds
   5.375%, 10/01/17                                      500M          523,995
New York State Power Authority
   5.3%, 11/15/19                                      1,000M        1,054,960
New York State Thruway Auth. Service Contract
   5.25%, 01/01/09                                       500M          555,235
   5.25%, 04/01/10 (FGIC)                                500M          565,920
   6.25%, 04/01/14                                       200M          217,478
New York State Urban Development Corp.
   6%, 01/01/15 (AMBAC)                                  485M          570,506
   5%, 01/01/17                                          750M          812,145
   5.5%, 01/01/14 (FSA)                                  500M          572,855
   5.5%, 3/15/20 (FGIC)                                  500M          551,530
   5.7%, 4/01/20                                         250M          285,978
   5%, 3/15/23                                           500M          512,280
North Hempstead, NY G/O
   6%, 07/15/15 (FGIC)                                   500M          585,175
Rondout Valley Central School District G/O
   3%, 03/01/08 (FGIC)                                   660M          678,836
Saint Lawrence University
   5.625%, 07/01/13 (MBIA)                               250M          269,830
Suffolk County, NY Judicial Svc. Agreement
   5.75%, 10/15/13 (AMBAC)                               500M          579,105
34th Street Partnership, Inc.
   5%, 01/01/16                                        1,090M        1,172,262
Triborough Bridge & Tunnel Authority
   6%, 01/01/12                                          250M          292,933
   4.75%, 01/01/19 (P/R)                                 195M          212,823
   5.125%, 01/01/22                                      250M          281,547
   5%, 01/01/32                                          500M          506,610
                                                                --------------
                                                                    29,267,827
                                                                --------------
Puerto Rico 7.5%
Puerto Rico Childrens Trust Fund
   6%, 07/01/26 (P/R)                                    500M   $      591,215
Puerto Rico Commonwealth
   5.375%, 07/01/21 (MBIA)                               255M          289,081
   5.4%, 07/01/25                                        300M          333,234
Puerto Rico Commonwealth
 Highway & Trans. Auth.
   5.75%, 07/01/16 (MBIA)                                500M          591,210
Puerto Rico Electric Power Authority
   4.5%, 07/01/18 (MBIA)                                 300M          307,893
Puerto Rico Ind'l. Tourist
 Ed'l. Med. & Envir. Ctl. Facs.
   5%, 10/01/22 (MBIA)                                   300M          315,378
                                                                --------------
                                                                     2,428,011
                                                                --------------
Total Bonds
   (Cost $29,850,788)                                               31,695,838
                                                                --------------

------------------------------------------------------------------------------
                                                                    Value
                                                   Shares          (Note 1)
------------------------------------------------------------------------------
Short-Term Investments 0.9%
Dreyfus Institutional Fund
   (Cost $300,000)                                    300,000          300,000
                                                                --------------
Total Investments
   (Cost $30,150,788)*                                              31,995,838
Excess of Other Assets Over Liabilities 1.5%                           481,821
                                                                --------------
Net Assets                                                      $   32,477,659
                                                                ==============

* Cost for federal income tax purposes is substantially similar. At November 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $1,845,050 of which $1,887,277 related to appreciated securities and $42,227 related to depreciated securities.
   The following abbreviations are used in the portfolio descriptions:
   (AMBAC) - Guaranteed by AMBAC Indemnity Corp
   (FGIC) - Guaranteed by Financial Insurance Co
   (FSA) - Guaranteed by Financial Security Assurance, Inc.
   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
   (P/R) - Prerefunded
   G/O - General Obligation Bond

                                              See Notes to Financial Statements.

.................................................................................

                     Sentinel New York Tax-Free Income Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $30,150,788)                         $   31,995,838
Cash and cash equivalents                                               29,864
Receivable for fund shares sold                                             88
Receivable for interest                                                477,035
Receivable from fund administrator                                       2,988
                                                                --------------
   Total Assets                                                     32,505,813
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Accrued expenses                                                         6,320
Management fee payable                                                  13,182
Distribution fee payable                                                 5,692
Fund service fee payable                                                 1,446
Deferred compensation                                                    1,514
                                                                --------------
   Total Liabilities                                                    28,154
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   32,477,659
                                                                ==============

Net Asset Value and Offering Price Per Share
$32,477,659/2,585,822 shares outstanding                        $        12.56
Sales Charge -- 4.00% of Offering Price                                   0.52
                                                                --------------
Maximum Offering Price Per Share                                $        13.08
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       25,858
Paid-in capital                                                     30,751,291
Accumulated undistributed net investment income                            578
Accumulated undistributed net realized loss
 on investments                                                       (145,118)
Unrealized appreciation of investments                               1,845,050
                                                                --------------
Net Assets                                                      $   32,477,659
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $        8,766
Interest                                                             1,389,746
                                                                --------------
   Total Income                                                      1,398,512
                                                                --------------
Expenses:
Management advisory fee                                                154,111
Transfer agent fees                                                     15,300
Custodian fees                                                           4,140
Distribution expense                                                    62,351
Accounting services                                                      9,975
Auditing fees                                                            5,250
Legal fees                                                               2,750
Reports and notices to shareholders                                      1,500
Registration and filing fees                                             5,120
Directors' fees and expenses                                             4,134
Other                                                                   13,691
                                                                --------------
   Total Expenses                                                      278,322
   Expense Reimbursement                                               (65,465)
   Expense Offset                                                       (3,090)
                                                                --------------
   Net Expenses                                                        209,767
                                                                --------------
Net Investment Income                                                1,188,745
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                               18,480
Net change in unrealized appreciation                                  619,064
                                                                --------------
Net Realized and Unrealized Gain
 on Investments                                                        637,544
                                                                --------------
Net Increase in Net Assets from Operations                      $    1,826,289
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                     Sentinel New York Tax-Free Income Fund


Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $    1,188,745   $    1,082,507
Net realized gain on sales of investments              18,480          162,443
Net change in unrealized appreciation                 619,064          283,291
                                               --------------   --------------
Net increase in net assets from operations          1,826,289        1,528,241
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                         (1,187,561)      (1,084,003)
From realized gain on investments                          --               --
                                               --------------   --------------
Total distributions to shareholders                (1,187,561)      (1,084,003)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   9,193,070        3,745,088
Net asset value of shares in reinvestment of
 dividends and distributions                          719,275          718,683
                                               --------------   --------------
                                                    9,912,345        4,463,771
Less: Payments for shares reacquired               (4,632,958)      (1,623,136)
                                               --------------   --------------
Increase in net assets from capital share
 transactions                                       5,279,387        2,840,635
                                               --------------   --------------
Total Increase in Net Assets for period             5,918,115        3,284,873
Net Assets: Beginning of period                    26,559,544       23,274,671
                                               --------------   --------------
Net Assets: End of period                      $   32,477,659   $   26,559,544
                                               ==============   ==============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period        $          578   $         (606)
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                     Sentinel New York Tax-Free Income Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    12.25   $    12.04   $    11.59   $    11.20   $    12.19
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.47         0.52         0.57         0.63         0.60
Net realized and unrealized gain (loss) on
 investments                                         0.31         0.21         0.45         0.39        (0.99)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.78         0.73         1.02         1.02        (0.39)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.47         0.52         0.57         0.63         0.60
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.47         0.52         0.57         0.63         0.60
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    12.56   $    12.25   $    12.04   $    11.59   $    11.20
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    6.49         6.19         8.90         9.40        (3.30)
Ratios/Supplemental Data
Ratio of net expenses to average net assets
 (%)                                                 0.68         0.52         0.37         0.02           --
Ratio of expenses to average net assets
 before voluntary expense reimbursements
 (%)**                                               0.89         0.93         0.93         0.96         0.96
Ratio of net investment income to average
 net assets (%)                                      3.81         4.27         4.71         5.54         5.13
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                3.60         3.86         4.14         4.61         4.20
Portfolio turnover rate (%)                             5           13            4            4           31
Net assets at end of period (000 omitted)      $   32,478   $   26,560   $   23,275   $   18,718   $   16,175

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

       Sentinel Government Securities Fund seeks high current income while seeking to control risk by investing mainly in U.S. government bonds including direct obligations of the U.S. Treasury, the U.S.
                 government, its agencies and instrumentalities.

                      Sentinel Government Securities Fund

For the fiscal year ended November 30, 2003, the Sentinel Government Securities Fund's 12-month total return was 4.85%, versus a 2.58% return for the average fund in the Lipper U.S. General Government Fund peer group. The Lehman Government Bond Index and the Lehman mortgage-backed Securities Index returned 3.92% and 3.04%, respectively, during the same period.

The Fund's management of mortgage-backed securities (MBS) prepayment risk was the largest contributor to its strong relative performance during the fiscal year. The Fund continued to emphasize yield in the currently low interest-rate environment, and will continue to have high exposure to the MBS sector.

     The 12-month period was another volatile year in the fixed-income markets with respect to the movement of interest rates, the shape of the U.S. Treasury yield curve and the relative spreads of mortgage-backed securities (MBS). The Federal Reserve cut short-term interest rates once during the period, reducing the Federal Funds rate to a historically-low 1%. The Fed's bias was balanced for U.S. economic growth prospects for most of the year, but its inflation outlook was tilted toward disinflation.

     After falling to their lowest levels in 50 years in the second quarter of 2003, interest rates rose sharply to begin the third quarter, experiencing their highest percentage increase in nearly 25 years. The yield on the U.S. Treasury 10-year Note rose a stunning 150 basis points in just six weeks. The 10-year Note traded between 3.1% and 4.6% over the period. With the Federal Reserve content to leave interest rates low, the U.S. Treasury yield curve remained extremely steep by historical standards.

     Prepayments on mortgage-backed securities (MBS) surged to record levels as homeowners rushed to lock in historically-low interest rates. In fact, the MBS market did not even exist the last time interest rates were this low. However, certain areas of the MBS market performed extremely well, particularly Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments. The Lehman MBS Index returned 3.04% during the period.

     As of November 30, 2003, the Fund's effective duration stood at 4.2 years. Exposure to the MBS sector totaled around 100% of assets, with 60% in pools and 40% in CMOs. The Fund's management of MBS prepayment risk was the largest contributor to the Fund's strong relative performance during the fiscal year. The Fund continued to emphasize yield in the currently low interest-rate environment, and will continue to have high exposure to the MBS sector.

Sentinel Government Securities Fund Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

                            Lipper's                    Lehman
             Gov't Secs.   Government   Lehman Gov't   Mortgage
              with/load    Fund Avg.     Bond Index     Index

11/30/1993         10000        10000          10000      10000
11/30/1994          9169         9524           9641       9840
11/30/1995         10812        11176          11318      11442
11/30/1996         11159        11668          11919      12269
11/30/1997         11955        12452          12794      13243
11/30/1998         13154        13565          14170      14233
11/30/1999         12827        13318          13975      14594
11/30/2000         14075        14493          15416      15927
11/30/2001         15477        15834          17008      17580
11/30/2002         16513        16939          18354      18850
11/30/2003         17314        17377          19072      19422

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average do not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+ Unmanaged indices of bonds reflecting average prices in the Government bond and mortgage markets.

[GRAPHIC APPEARS HERE]

     In summary, we are adamantly committed to achieving the Fund's goals of high current income and capital preservation through all market environments, and appreciate your continued support.


/s/ David M. Brownlee
David M. Brownlee, CFA

.................................................................................

                       Sentinel Government Securities Fund

Investment in Securities
at November 30, 2003
                                                  Principal
                                                   Amount            Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Government
 Agency Obligations 98.8%
Federal Home Loan
 Mortgage Corporation 34.1%
Collateralized Mortgage Obligations:
   FHR 2610 VB 5.5%, '24                               2,634M   $    2,635,217
   FHR 2684 VN 4.0%, '26                               4,490M        4,182,032
   FHR 2474 NQ 6.5%, '31                               3,000M        3,132,420
   FHR 2438 NB 6.5%, '32                               4,000M        4,209,200
                                                                --------------
                                                                    14,158,869
                                                                --------------
Mortgage-Backed Securities:
15-Year:
   9%, '06                                                13M           13,414
                                                                --------------
30-Year:
   11%, '09                                                1M            1,458
   11%, '15                                                8M            8,951
   11%, '15                                                6M            7,023
   11%, '15                                                8M            8,398
   11%, '17                                                2M            2,493
   11%, '17                                               34M           37,339
   6%, '22                                             3,261M        3,359,940
   4%, '33                                             2,142M        1,955,397
   4%, '33                                             3,379M        3,084,632
   4%, '33                                             3,487M        3,183,045
   5.5%, '33                                           1,148M        1,162,030
   6%, '33                                             3,996M        4,109,788
   6.5%, '33                                           3,816M        3,983,670
                                                                --------------
                                                                    20,904,164
                                                                --------------
Total Federal Home Loan Mortgage Corporation                        35,076,447
                                                                --------------
Federal National Mortgage Association 57.7%
Collateralized Mortgage Obligations:
   FNR 02-59 B 5.5%, '17                               3,000M        3,122,850
   FNR 02-5 PJ 6%, '21                                 6,000M        6,282,960
   FNR 02-85 PB 5.5%, '26                              3,000M        3,101,010
   FNR 02-53 PD 6%, '32                                3,000M        3,106,440
   FNR 03-97 WD 6%, '33                                5,000M        5,105,350
                                                                 -------------
                                                                    20,718,610
                                                                 -------------
Mortgage-Backed Securities:
10-Year:
   7%, '10                                               253M          273,312
                                                                --------------
20-Year:
   10%, '18                                               61M           68,376
   6%, '19                                               147M          152,201
   6.5%, '20                                             196M          204,639
                                                                --------------
                                                                       425,216
                                                                --------------
30-Year:
   9.25%, '09                                             64M   $       71,017
   7.75%, '22                                            335M          364,423
   8%, '24                                               429M          470,070
   3%, '31                                             1,183M        1,022,165
   5.5%, '31                                             715M          724,409
   4%, '33                                             3,630M        3,305,958
   4%, '33                                             1,183M        1,077,261
   4%, '33                                             2,753M        2,506,785
   6%, '33                                             6,000M        6,166,074
   6%, '33                                             4,995M        5,135,620
   6%, '33                                             6,520M        6,703,113
   6.5%, '33                                           1,183M        1,234,063
   6.5%, '33                                           1,998M        2,084,425
   6.5%, '33                                           1,997M        2,083,541
   6.5%, '33                                           1,339M        1,396,822
   6.5%, '33                                           1,069M        1,115,470
   6.5%, '33                                           2,245M        2,342,195
                                                                --------------
                                                                    37,803,411
                                                                --------------
Total Federal National Mortgage Association                         59,220,549
                                                                --------------
Government National Mortgage Association 7.0%
Collateralized Mortgage Obligations:
   GNR 02-3 LC 6.5%, '31                               4,000M        4,228,920
                                                                --------------
Mortgage-Backed Securities:
15-Year:
   7%, '17                                               354M          377,698
                                                                --------------
30-Year:
   6%, '33                                             2,530M        2,619,850
                                                                --------------
Total Government National Mortgage
 Association                                                         7,226,468
                                                                --------------
Total U.S. Government Agency Obligations
   (Cost $ 101,216,047)*                                           101,523,464
Excess of Other Assets Over Liabilities  1.2%                        1,189,622
                                                                --------------
Net Assets                                                      $  102,713,086
                                                                ==============

* Cost for federal income tax purposes is substantially similar At November 30, 2003 unrealized appreciation for federal income tax purposes aggregated $307,417 of which $561,003 related to appreciated securities and $253,586 related to depreciated securities.

                                              See Notes to Financial Statements.

.................................................................................


                       Sentinel Government Securities Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost  $101,216,047)                       $  101,523,464
Cash and cash equivalents                                              741,860
Receivable for securities sold                                           2,570
Receivable for fund shares sold                                        225,015
Receivable for interest                                                473,960
                                                                --------------
   Total Assets                                                    102,966,869
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                    127,050
Accrued expenses                                                        44,967
Management fee payable                                                  41,986
Distribution fee payable                                                22,985
Fund service fee payable                                                11,573
Deferred compensation                                                    5,222
                                                                --------------
   Total Liabilities                                                   253,783
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  102,713,086
                                                                ==============
Net Asset Value and Offering Price Per Share
$102,713,086/9,893,032 shares outstanding                       $        10.38
Sales Charge -- 4.00% of Offering Price                                   0.43
                                                                --------------
Maximum Offering Price Per Share                                $        10.81
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $       98,930
Paid-in capital                                                    105,907,905
Accumulated distributions in excess of
 net investment income                                                 (12,009)
Accumulated undistributed net realized loss
 on investments                                                     (3,589,157)
Unrealized appreciation of investments                                 307,417
                                                                --------------
Net Assets                                                      $  102,713,086
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                        $    5,215,158
                                                                --------------
Expenses:
Management advisory fee                                                564,978
Transfer agent fees                                                    167,200
Custodian fees                                                          22,471
Distribution expense                                                   228,592
Accounting services                                                     36,800
Auditing fees                                                           16,000
Legal fees                                                               9,000
Reports and notices to shareholders                                     20,000
Registration and filing fees                                            25,515
Directors' fees and expenses                                            15,425
Other                                                                   17,456
                                                                --------------
   Total Expenses                                                    1,123,437
   Expense Reimbursement                                               (39,696)
   Expense Offset                                                       (7,221)
                                                                --------------
   Net Expenses                                                      1,076,520
                                                                --------------
Net Investment Income                                                4,138,638
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            1,077,852
Net change in unrealized appreciation (depreciation)                  (255,371)
                                                                --------------
Net Realized and Unrealized Gain on Investments                        822,481
                                                                --------------
Net Increase in Net Assets from Operations                      $    4,961,119
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                         Sentinel Government Securities Fund

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $    4,138,638   $    3,792,962
Net realized gain on sales of
 investments                                        1,077,852          831,585
Net change in unrealized
 appreciation (depreciation)                         (255,371)         425,550
                                               --------------   --------------
Net increase in net assets from operations          4,961,119        5,050,097
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                         (4,927,859)      (4,015,282)
From net realized gain on investments                      --               --
                                               --------------   --------------
Total distributions to shareholders                (4,927,859)      (4,015,282)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                  50,210,854       68,326,021
Net asset value of shares in reinvestment
 of dividends and distributions                     4,151,661        3,186,834
                                               --------------   --------------
                                                   54,362,515       71,512,855
Less: Payments for shares reacquired              (58,803,918)     (38,472,125)
                                               --------------   --------------
Increase (decrease) in net assets from
 capital stock transactions                        (4,441,403)      33,040,730
                                               --------------   --------------
Total Increase (Decrease) in Net
 Assets for period                                 (4,408,143)      34,075,545
Net Assets: Beginning of period                   107,121,229       73,045,684
                                               --------------   --------------
Net Assets: End of period                      $  102,713,086   $  107,121,229
                                               ==============   ==============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period        $      (12,009)  $        5,040
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                      Sentinel Government Securities Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.


                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    10.34   $    10.19   $     9.81   $     9.56   $    10.46
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment
 Operations
Net investment income                                0.38         0.51         0.57         0.64         0.64
Net realized and unrealized gain (loss)
 on investments                                      0.12         0.15         0.38         0.25        (0.90)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.50         0.66         0.95         0.89        (0.26)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.46         0.51         0.57         0.64         0.64
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.46         0.51         0.57         0.64         0.64
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    10.38   $    10.34   $    10.19   $     9.81   $     9.56
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    4.85         6.70         9.96         9.72        (2.49)
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.95         0.86         0.85         0.87         0.84
Ratio of expenses to average net
 assets before voluntary expense
 reimbursements (%)**                                0.98         1.01         1.00         1.03         0.98
Ratio of net investment income to
 average net assets (%)                              3.62         4.72         5.68         6.72         6.46
Ratio of net investment income to
 average net assets before voluntary
 expense reimbursements (%)**                        3.59         4.56         5.53         6.56         6.34
Portfolio turnover rate (%)                           576          452          379          232          330
Net assets at end of period (000 omitted)      $  102,713   $  107,121   $   73,046   $   60,651   $   65,136

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

      Sentinel Short Maturity Government Fund seeks high current income and limited fluctuations in principal value by investing mainly in U.S.
      government bonds with average lives at the time of purchase of three years or less.

                    Sentinel Short Maturity Government Fund

For the fiscal year ended November 30, 2003, the Sentinel Short Maturity Government Fund produced a total return of 1.79%. This compared favorably to an average return of 1.66%, as reported by Lipper Analytical Services Inc., for Short U.S. Government Funds. The Lehman 1-3 year Government Index returned 2.39% during the same period.

As of November 30, 2003, the Fund's exposure to the MBS sector stood at 100% of assets, providing it with a substantially higher yield than short-term U.S. Treasury securities and money market instruments. The Fund's exposure to the MBS sector was the sole contributor to its strong relative performance.

     The Fund's investment goal is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by an intermediate U.S. government bond fund. At least 80% of the Fund's assets are invested in U.S. government securities with an average maturity of less than 3 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The Fund's investment strategy is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/ depreciation of short maturity securities is fairly limited over a 12-month investment horizon. In addition, yield and total return are highly and positively correlated for short-duration instruments over short investment horizons. The Fund's target duration is 2.0 years. Given its emphasis on yield, the Fund may temporarily lag in relative performance, should short-term interest rates decline sharply.

     The Federal Reserve continued to lower short-term interest rates during the period, reducing the Federal Funds rate to a historically-low 1%. The 2-year U.S. Treasury Note traded in a range of 1.08% to 2.08%, closing at 2.04% as of year end, virtually unchanged from the previous fiscal year end.

     As of November 30, 2003, the Fund's exposure to the MBS sector stood at 100% of assets, providing it with a substantially higher yield than short-term U.S. Treasury securities and money market instruments. The Fund carefully selects the type of MBS product in which it invests, helping to insulate it from higher rates of MBS prepayments and limiting the Fund's extension risk - the risk of slowing mortgage prepayments - should interest rates rise sharply in the future. The Fund's exposure to the MBS sector was the sole contributor to the Fund's strong relative performance.

Sentinel Short Maturity Government Fund Performance
Class A Shares, March 27, 1995 inception through November 30, 2003

[CHART APPEARS HERE]

                                 Lipper's         Lehman
             Short Maturity    Short US Gov    1 - 3 yr Gov
             Gov. with/load   Debt Fund Avg.    Bond Index

 3/27/1995             9890            10000          10000
11/30/1995            10525            10588          10647
11/30/1996            11119            11043          11271
11/30/1997            11790            11638          11943
11/30/1998            12570            12354          12811
11/30/1999            12966            12707          13231
11/30/2000            13835            13483          14151
11/30/2001            14906            14604          15538
11/30/2002            15753            15226          16324
11/30/2003            16035            15479          16714

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+  An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     As always, we look forward to helping you achieve your investment goals and thank you for your support.


/s/ David M. Brownlee
David M. Brownlee, CFA

.................................................................................

                    Sentinel Short Maturity Government Fund

Investment in Securities
at November 30, 2003
                                                  Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Government Agency Obligations 99.5%
Federal Home Loan
   Mortgage Corporation 47.5%
Collateralized Mortgage Obligations:
   FHR 2420 MC 6%, '07                                13,552M   $   14,055,925
   FHR 2513 JB 5%, '12                                20,000M       20,546,600
   FHR 2564 QB 4.5%,'15                               11,495M       11,724,805
   FHR 2496 BA 5%, '15                                 2,165M        2,202,192
   FHR 2523 JB 5%, '15                                 5,513M        5,658,142
   FHR 2542 DE 5.5%, '18                              10,000M       10,350,700
   FHR 2492 MD 5.5%, '19                              10,000M       10,358,500
   FHLMC T-2A 7%, '21                                     60M           62,352
   FHR 2043 CJ 7%, '28                                15,000M       15,658,650
                                                                --------------
                                                                    90,617,866
                                                                --------------
Mortgage-Backed Securities:
7-Year Balloon:
   5%, '09                                             1,951M        1,989,039
                                                                --------------
10-Year:
   6.5%, '04                                               7M            7,381
   6%, '09                                             2,466M        2,595,947
   6%, '09                                               647M          681,399
   6%, '11                                               365M          383,205
   6.5%, '11                                           1,163M        1,231,936
   5.5%, '12                                           1,033M        1,074,556
   5.5%, '12                                             506M          529,729
   5.5%, '12                                             958M          996,161
   5.5%, '12                                             583M          606,042
   5.5%, '12                                             746M          775,440
   5.5%, '12                                             979M        1,018,162
   5.5%, '12                                           1,024M        1,065,467
   5.5%, '12                                             864M          904,108
   5.5%, '12                                           1,100M        1,151,038
   5.5%, '12                                           1,240M        1,289,312
   5.5%, '12                                             826M          858,890
   6%, '12                                             1,180M        1,234,315
   6%, '12                                             1,692M        1,770,049
   6%, '12                                             3,068M        3,223,164
   6%, '12                                             1,952M        2,041,831
   6%, '12                                             2,254M        2,358,757
   6%, '12                                             1,566M        1,638,304
   6.5%, '12                                           1,082M        1,138,831
   5%, '13                                             1,883M        1,947,210
   5.5%, '13                                           2,960M        3,079,805
   5.5%, '13                                           6,711M        6,981,746
   5.5%, '13                                           2,105M        2,181,233
   5.5%, '13                                           1,201M        1,244,658
   5.5%, '13                                           3,821M        3,959,217
   5.5%, '13                                           1,227M        1,270,815
                                                                --------------
                                                                    49,238,708
                                                                --------------
15-Year:
   9.5%, '04                                              13M           13,392
   8.5%, '05                                               1M            1,269
   9%, '05                                                 6M            6,342
   9.5%, '05                                               6M            5,760
   10%, '05                                                3M            3,049
   9%, '06                                                27M           28,405
   8.5%, '07                                               5M            5,298
   9%, '07                                                25M           25,977
   9%, '07                                                66M           68,133
   6%, '08                                               166M          173,972
   6%, '08                                                76M           79,185
   6.5%, '08                                              82M   $       86,440
   7%, '08                                               336M          357,321
   7%, '08                                               331M          349,907
   8%, '08                                                20M           21,588
   5.5%, '09                                              79M           80,643
   6.5%, '09                                             104M          109,705
   7%, '10                                               417M          443,470
   7%, '10                                               402M          427,145
   5.5%, '11                                             230M          238,659
   5.5%, '11                                             469M          486,159
   5.5%, '11                                             163M          168,888
   6%, '11                                               115M          120,044
   6%, '11                                               134M          140,279
   6.5%, '11                                             532M          558,591
   7%, '11                                               103M          109,558
   7%, '11                                               266M          282,394
   7%, '11                                               643M          683,067
   7%, '11                                                26M           28,132
   7.5%, '11                                             351M          374,704
   8%, '11                                               159M          169,811
   8%, '11                                               279M          299,190
   5.5%, '12                                             780M          808,394
   6%, '12                                               497M          520,742
   6%, '12                                               349M          365,450
   6.5%, '12                                             495M          525,087
   6.5%, '12                                           1,425M        1,502,085
   7%, '12                                               988M        1,050,242
   7%, '12                                             1,799M        1,913,511
   5.5%, '13                                             162M          167,071
   5.5%, '13                                             547M          566,986
   5.5%, '13                                             763M          790,937
   6%, '13                                               345M          361,236
   6%, '13                                               379M          396,339
   6%, '13                                               535M          559,034
   6.5%, '13                                             440M          463,914
   6.5%, '13                                             725M          763,905
   6.5%, '13                                           1,384M        1,462,119
   5%, '14                                               901M          915,870
   5.0%, '14                                           1,385M        1,407,000
   5.5%, '14                                             634M          657,902
   5.5%, '14                                           1,617M        1,680,239
   6%, '14                                               351M          367,937
   6%, '14                                               294M          307,206
   6.5%, '14                                              29M           30,131
   7%, 14                                              2,047M        2,177,486
   7.5%, '14                                             259M          275,678
   7%, '15                                               988M        1,050,278
   8%, '15                                               147M          157,010
   6.5%, '17                                             810M          853,046
                                                                --------------
                                                                    28,043,312
                                                                --------------
20-Year:
   6.5%, '13                                             877M          920,727
   7%, '16                                               458M          486,287
   7.5%, '19                                             806M          865,916
                                                                --------------
                                                                     2,272,930
                                                                --------------
30-Year:
   8.5%, '03                                               1M            1,280
   7%, '06                                                 6M            6,717
   7.25%, '06                                            621M          638,499
   7.75%, '06                                              2M            2,201
   6.5%, '07                                               8M            8,326
   7%, '07                                                 4M            4,669
   8%, '07                                               125M   $      133,232
   8.25%, '07                                             50M           53,386
   7.5%, '08                                             111M          117,702
   7.5%, '08                                              32M           33,542
   7.75%, '08                                             19M           20,188
   8%, '08                                               110M          114,977
   8.75%, '08                                             45M           48,574
   9.25%, '08                                             47M           50,573
   7.5%, '09                                              59M           62,725
   7.75%, '09                                             56M           59,882
   8%, '09                                                21M           22,858
   8%, '09                                                30M           32,298
   8.25%, '09                                             86M           91,782
   8.5%, '09                                             148M          159,741
   10.25%, '09                                             4M            4,560
   7.75%, '16                                            105M          109,135
   7.75%, '17                                            102M          111,128
   8%, '17                                                99M          108,622
   8%, '17                                               189M          203,754
   8%, '23                                                70M           76,814
                                                                --------------
                                                                     2,277,165
                                                                --------------
Total Federal Home Loan Mortgage Corporation                       174,439,020
                                                                --------------
Federal National Mortgage Association 49.5%
Collateralized Mortgage Obligations:
FNR 03-8QN
   4.5%, '14                                           4,677M        4,790,535
FNR 99-15 PC
   6%, '18                                            10,000M       10,431,000
FNR 02-97 NB
   4.5%, '19                                           5,197M        5,308,684
FNR 03-54 OJ
   4.5%, '21                                          10,000M       10,285,600
FNR 02-83 LB
   5%, '21                                            10,000M       10,238,100
FNR 02-85 PB
   5.5%, '26                                           3,000M        3,101,010
FNR 03-32 TB
   6%, '30                                             5,791M        5,979,388
                                                                --------------
                                                                    50,134,317
                                                                --------------
Mortgage-Backed Securities:
7-Year Balloon:
   5.5%, '04                                              69M           69,188
   7%, '04                                                 9M            9,060
                                                                --------------
                                                                        78,248
                                                                --------------
10-Year:
   7%, '07                                                68M           72,270
   6%, '08                                               476M          499,718
   6.5%, '08                                             708M          750,784
   5.5%, '09                                           1,412M        1,469,461
   5.5%, '09                                             753M          784,336
   6%, '09                                               368M          386,327
   6%, '09                                               353M          374,735
   6%, '09                                               638M          676,956
   6.5%, '09                                             797M          854,511
   7%, '09                                               323M          348,656
   7%, '09                                                90M           96,614
   8%, '09                                               972M        1,044,542
   6.5%, '10                                             243M          259,936
   7%, '10                                               635M          685,155
   7.5%, '10                                             904M          979,441
   7.5%, '10                                             608M          659,030
   7.5%, '10                                             660M          714,983

                                              See Notes to Financial Statements.

.................................................................................

                     Sentinel Short Maturity Government Fund

Investment in Securities (continued)
at November 30, 2003
                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
   7.5%, '10                                             882M   $      955,792
   7.5%, '10                                              45M           49,206
   5.5%, '11                                             912M          957,428
   5.5%, '11                                             611M          642,034
   6%, '11                                               491M          521,133
   6%, '11                                               572M          606,977
   6%, '11                                               331M          351,070
   6%, '11                                               360M          382,121
   6%, '11                                             1,466M        1,553,949
   6%, '11                                                58M           61,910
   6.5%, '11                                             734M          785,945
   6.5%, '11                                             611M          653,720
   6.5%, '11                                             632M          676,999
   6.5%, '11                                             533M          570,776
   6.5%, '11                                           1,005M        1,065,973
   5%, '12                                             2,233M        2,291,282
   5.5%, '12                                           4,685M        4,918,987
   5.5%, '12                                             525M          551,015
   5.5%, '12                                           1,221M        1,281,154
   5.5%, '12                                           2,026M        2,125,913
   5.5%, '12                                           3,992M        4,187,420
   5.5%, '12                                           2,381M        2,497,838
   6%, '12                                             2,316M        2,454,273
   6%, '12                                             1,962M        2,079,463
   6%, '12                                               666M          706,499
   6%, '12                                             1,688M        1,788,238
   6%, '12                                             4,393M        4,654,743
   6%, '12                                             1,522M        1,612,531
   6%, '12                                               919M          974,269
   6.5%, '12                                           6,278M        6,711,192
   6.5%, '12                                           3,507M        3,687,342
   6.5%, '12                                           1,151M        1,230,609
   6.5%, '13                                           1,295M        1,384,809
                                                                --------------
                                                                    65,630,065
                                                                --------------
15-Year:
   6%, '04                                                 1M            1,278
   5.5%, '08                                           1,601M        1,666,704
   6.5%, '08                                             460M          488,493
   7%, '08                                               303M          323,026
   6%, '09                                             1,974M        2,072,661
   6%, '09                                             1,460M        1,531,391
   6%, '09                                               554M          581,036
   6.5%, '09                                             627M          664,690
   6.5%, '09                                             343M          363,687
   6.5%, '09                                             124M          131,798
   6.5%, '09                                              91M           96,672
   6.5%, '09                                             995M        1,055,596
   7%, '09                                               185M          197,060
   7.25%, '09                                            188M          199,000
   6.5%, '10                                             228M          240,999
   7%, '10                                               366M          390,530
   7%, '10                                               276M          294,501
   7%, '10                                                91M           96,501
   7%, '10                                               116M          123,423
   7%, '10                                               133M          141,272
   7%, '10                                               102M          108,442
   7%, '10                                               373M          398,110
   7%, '10                                                81M           86,260
   9%, '10                                                48M           50,017
   6%, '11                                               327M          343,513
   6%, '11                                               389M          407,661
   6%, '11                                               594M          622,116
   6%, '11                                             1,291M   $    1,353,295
   6.5%, '11                                             231M          245,269
   6.5%, '11                                              26M           28,126
   6.5%, '11                                             726M          767,722
   6.5%, '11                                             309M          326,987
   6.5%, '11                                             127M          134,607
   7%, '11                                               234M          250,487
   7%, '11                                               172M          183,635
   7%, '11                                               168M          179,159
   6%, '12                                               177M          185,251
   6%, '12                                                82M           85,789
   6.5%, '12                                             257M          272,779
   7%, '12                                               296M          316,725
   7%, '12                                               244M          260,123
   8.5%, '12                                              69M           74,309
   5.5%, '13                                             842M          872,584
   6%, '13                                             1,630M        1,706,284
   6%, '13                                             1,408M        1,473,781
   6%, '13                                               770M          805,654
   6%, '13                                               598M          626,536
   6%, '13                                               247M          259,084
   6%, '13                                             2,120M        2,219,678
   6%, '13                                               198M          207,641
   6%, '13                                             1,944M        2,034,817
   6%, '13                                             1,031M        1,079,525
   6.5%, '13                                           1,965M        2,075,272
   6.5%, '13                                             312M          326,024
   7%, '13                                               892M          951,937
   5.5%, '14                                           1,670M        1,730,400
   5.5%, '14                                             503M          522,297
   5.5%, '14                                           1,917M        1,986,935
   5.5%, '14                                             321M          332,215
   6%, '14                                               270M          282,559
   6.5%, '14                                             361M          382,183
   6.5%, '15                                           2,679M        2,829,768
   7%, '15                                             1,537M        1,637,826
   8.5 %, '15                                            191M          210,246
   5.5%, '16                                           3,996M        4,121,181
   6%, '16                                             1,402M        1,467,876
   9%, '16                                                97M          107,440
                                                                --------------
                                                                    47,590,443
                                                                --------------
20-Year:
   7%, 14                                              1,185M        1,259,040
   7%, '14                                             1,244M        1,321,748
   10.5%, '18                                            115M          129,973
                                                                --------------
                                                                     2,710,761
                                                                --------------
30-Year:
   8%, '05                                                12M           12,634
   9%, '05                                                35M           35,954
   7.75%, '06                                             49M           50,990
   8%, '06                                                42M           43,253
   7.5%, '07                                              56M           58,767
   7.5%, '07                                             114M          119,809
   7.75%, '08                                             42M           45,602
   8%, '08                                                31M           32,209
   8%, '08                                                75M           80,138
   8%, '08                                               107M          114,323
   8.5%, '08                                              49M           53,092
   8.25%, '09                                             80M           85,579
   8.75%, '09                                             31M           33,888
   9%, '09                                                35M           37,783
   8.5%, '11                                             197M          212,342
   8.5%, '11                                              29M           30,974
   9.5%, '11                                             212M   $      236,003
   7%, '12                                               297M          308,760
   8%, '12                                               201M          216,726
   7%, '13                                               665M          703,668
   8.75%, '13                                             23M           24,958
   7.5%, '14                                              80M           83,734
   10.5%, '16                                            186M          208,543
   8.25%, '17                                             74M           80,965
   7%, '19                                                66M           69,860
   7%, '21                                               474M          502,339
   7.45%, '22                                             88M           94,769
   7.45%, '22                                            162M          173,828
   8.25%, '22                                             40M           43,840
   6.5%, '33                                          11,572M       12,071,127
                                                                --------------
                                                                    15,866,457
                                                                --------------
Total Federal National Mortgage Association                        182,010,291
                                                                --------------
Government National Mortgage Association 2.5%
Mortgage-Backed Securities:
15-Year:
   9.75%, '04                                             37M           37,967
   9.75%, '05                                            108M          114,569
   9%, '06                                                 8M            7,683
   7%, '07                                                84M           89,700
   7%, '07                                                74M           78,937
   9%, '07                                                 2M            2,085
   6%, '08                                               176M          185,382
   6.5%, '08                                             378M          402,442
   6.5%, '08                                              55M           58,901
   6.5%, '08                                             170M          180,751
   6.5%, '08                                             151M          160,056
   7%, '08                                               102M          108,982
   7%, '08                                                44M           47,232
   7%, '08                                                39M           42,080
   7.5%, '08                                              51M           54,759
   8%, '08                                                68M           72,823
   6%, '09                                               111M          116,733
   6%, '09                                               121M          127,594
   6%, '09                                               149M          157,278
   6%, '09                                               149M          157,045
   6%, '09                                               156M          164,391
   6%, '09                                               183M          192,489
   6%, '09                                               154M          161,797
   6%, '09                                               142M          149,301
   6%, '09                                               142M          149,716
   6%, '09                                               208M          218,895
   6%, '09                                               162M          170,185
   6%, '09                                             1,198M        1,263,131
   6.5%, '09                                             590M          626,807
   6.5%, '09                                             174M          185,091
   7%, '09                                               288M          308,385
   6%, '11                                               108M          113,045
   9%, '11                                                26M           28,833
   7.5%, '12                                              59M           62,958
   6.5%, '13                                           1,107M        1,177,007
   6.5%, '13                                              44M           46,560
   6.5%, '13                                             956M        1,014,742
   7%, '13                                               381M          406,397
   7%, '13                                                32M           33,713
   7.5%, '13                                              75M           80,255
   6%, '16                                               216M          226,711
                                                                --------------
                                                                     8,983,408
                                                                --------------

                                              See Notes to Financial Statements.

.................................................................................

                     Sentinel Short Maturity Government Fund

Investment in Securities (continued)
at November 30, 2003
                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
20-Year:
   9.25%,'07                                               7M   $        7,734
   9.75%,'10                                              29M           32,174
                                                                --------------
                                                                        39,908
                                                                --------------
30-Year:
   7.75%,'05                                              18M           18,665
   8%,'07                                                110M          117,721
   9%,'09                                                 20M           21,768
   10%,'09                                                 6M            7,083
   10%,'16                                                 1M            1,197
                                                                --------------
                                                                       166,434
                                                                --------------
Total Government National Mortgage Association                       9,189,750
                                                                --------------
Total U.S. Government Agency Obligations
   (Cost $ 362,700,271)                                            365,639,061
                                                                --------------
Corporate Short-Term Notes 1.20%
UBS Finance
   1.04%, 12/01/03
   (Cost $4,400,000)                                   4,400M   $    4,400,000
                                                                --------------
Total Investments
   (Cost $367,100,271)*                                            370,039,061
Excess of Liabilities Over Other Assets (0.7%)                      (2,497,929)
                                                                --------------
Net Assets                                                      $  367,541,132
                                                                ==============

* Cost for federal income tax purposes is substantially similar. At November 30, 2003 unrealized appreciation for federal income tax purposes aggregated $2,938,790 of which $3,244,834 related to appreciated securities and $306,044 related to depreciated securities. The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.

                                              See Notes to Financial Statements.

.................................................................................

                    Sentinel Short Maturity Government Fund

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $367,100,271)                        $  370,039,061
Cash and cash equivalents                                               38,086
Receivable for securities sold                                       7,755,996
Receivable for fund shares sold                                        774,421
Receivable for interest                                              1,721,562
Receivable from fund administrator                                      77,931
                                                                --------------
   Total Assets                                                    380,407,057
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     8,688,451
Payable for fund shares repurchased                                  3,835,333
Accrued expenses                                                        43,178
Management fee payable                                                 151,860
Distribution fee payable                                               103,044
Fund service fee payable                                                30,545
Deferred compensation                                                   13,514
                                                                --------------
   Total Liabilities                                                12,865,925
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $  367,541,132
                                                                ==============
Net Asset Value and Offering Price Per Share
$367,541,132/38,541,038 shares outstanding                      $         9.54
Sales Charge-1.00% of Offering Price                                      0.10
                                                                --------------
Maximum Offering Price Per Share                                $         9.64
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      385,410
Paid-in capital                                                    377,581,956
Accumulated undistributed net investment income                         37,953
Accumulated undistributed net realized loss on investments         (13,402,977)
Unrealized appreciation of investments                               2,938,790
                                                                --------------
Net Assets                                                      $  367,541,132
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003

------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                        $   10,884,851
                                                                --------------
Expenses:
Management advisory fee                                              1,768,026
Transfer agent fees                                                    317,200
Custodian fees                                                          66,472
Distribution expense                                                 1,252,336
Accounting services                                                    115,000
Auditing fees                                                           38,000
Legal fees                                                              28,000
Reports and notices to shareholders                                     35,000
Registration and filing fees                                            45,982
Directors fees and expenses                                             46,555
Other                                                                   69,475
                                                                --------------
   Total Expenses                                                    3,782,046
   Expense Reimbursement                                              (882,143)
   Expense Offset                                                      (14,972)
                                                                --------------
   Net Expenses                                                      2,884,931
                                                                --------------
Net Investment Income                                                7,999,920
                                                                --------------

------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                           (2,220,551)
Net change in unrealized appreciation (depreciation)                  (508,268)
                                                                --------------
Net Realized and Unrealized Loss
 on Investments                                                     (2,728,819)
                                                                --------------
Net Increase in Net Assets from Operations                      $    5,271,101
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                    Sentinel Short Maturity Government Fund

Statement of Changes on Net Assets
                                                 Year Ended       Year Ended
                                                  11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $    7,999,920   $    5,955,497
Net realized gain (loss) on sales of
 investments                                       (2,220,551)         213,080
Net change in unrealized
 appreciation (depreciation)                         (508,268)       2,302,565
                                               --------------   --------------
Net increase in net assets from operations          5,271,101        8,471,142
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                        (15,256,842)      (7,492,581)
From realized gain on sale of investments                  --               --
                                               --------------   --------------
Total distributions to shareholders               (15,256,842)      (7,492,581)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                 292,172,808      249,455,934
Net asset value of shares in reinvestment
 of dividends and distributions                    12,778,536        6,555,083
                                               --------------   --------------
                                                  304,951,344      256,011,017
Less: Payments for shares reacquired             (185,114,323)     (91,709,418)
                                               --------------   --------------
Increase in net assets from
 capital stock transactions                       119,837,021      164,301,599
                                               --------------   --------------
Total Increase in Net Assets for period           109,851,280      165,280,160
Net Assets: Beginning of period                   257,689,852       92,409,692
                                               --------------   --------------
Net Assets: End of period                      $  367,541,132   $  257,689,852
                                               ==============   ==============
Undistributed Net Investment
 Income at End of Period                       $       37,953   $       50,914
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                    Sentinel Short Maturity Government Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $     9.78   $     9.71   $     9.56   $     9.58   $     9.88
                                               ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                                0.22         0.47         0.57         0.64         0.60
Net realized and unrealized
 gain (loss) on investments                         (0.05)        0.07         0.15        (0.02)       (0.03)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.17         0.54         0.72         0.62         0.30
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.41         0.47         0.57         0.64         0.60
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.41         0.47         0.57         0.64         0.60
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     9.54   $     9.78   $     9.71   $     9.56   $     9.58
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    1.79         5.68         7.74         6.70         3.15
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.81         0.77         0.77         0.77         0.76
Ratio of expenses to average
 net assets before voluntary expense
 reimbursements (%)**                                1.06         1.09         1.15         1.18         1.11
Ratio of net investment income to
 average net assets(%)                               2.24         3.81         5.90         6.71         6.28
Ratio of net investment income to
 average net assets before voluntary
 expense reimbursements (%)**                        1.99         3.49         5.52         6.30         5.94
Portfolio turnover rate (%)                           119           74          141           88          203
Net assets at end of period (000 omitted)      $  367,541   $  257,690   $   92,410   $   52,317   $   67,647

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

        Sentinel U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal values by investing primarily in short-term direct obligations of the U.S.
                                    Treasury.

                    Sentinel U.S. Treasury Money Market Fund

For the 12-month period ended November 30, 2003, short-term interest rates decreased on one rate cut by the Federal Reserve. By the end of the fiscal year, the federal funds rate dropped 34 basis points to 1.00%. With the Federal Reserve's intervention, the prime and discount rates declined by 25 basis points, bringing them to 4.00% and 2.00%, respectively. On average, 90-day certificates of deposit and commercial paper rates dropped 25 basis points to 1.10%. The 90-day Treasury bill slid 29 basis points to 0.93%.

Throughout 2003, the Federal Reserve held an accommodative stance on monetary policy. For the 12-month period ended November 30, 2003, short-term interest rates decreased on one rate cut by the Federal Reserve. By the end of the fiscal year, the federal funds rate dropped 34 basis points to 1.00%.

     Throughout 2003, the Federal Reserve held an accommodative stance on monetary policy as the Iraqi war clouded any clear signs of economic growth. Risks to the economy weighed toward weak inflation with an outlook for deflation. In an attempt to ward off any deflation, the Federal Reserve made its only short-term interest rate action for the year in the form of a rate cut of 25 basis points on June 25, 2003. Early in the fourth quarter, the economy slowly began to show signs of improvement, in the areas of consumer confidence, business inventories and jobs. Until this economic strengthening surges into a full-fledged recovery, the Federal Reserve will likely remain patient about raising interest rates.

     The Sentinel U. S. Treasury Money Market Fund ended fiscal year 2003 with net assets of $85.5 million, a 20% decrease from the previous fiscal year-end. The Fund's maturity lengthened to 52 days from 47 days, and its 7-day yield decreased 45 basis points to 0.33%.


/s/ Darlene A. Coppola
Darlene A. Coppola


An investment in Sentinel U.S. Treasury Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

.................................................................................

                    Sentinel U.S. Treasury Money Market Fund

Investment in Securities
at November 30, 2003
                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
U.S. Treasury Obligations 94.9%
   0.945%, 12/04/03                                    5,400M   $    5,399,575
U.S. Treasury Bill
   0.87%, 12/11/03                                     5,000M        4,998,792
U.S. Treasury Bill
   0.86%, 12/18/03                                     6,000M        5,997,563
U.S. Treasury Bill
   0.97%, 12/26/03                                     5,000M        4,996,632
U.S. Treasury Bill
   0.92%, 01/02/04                                     4,800M        4,796,075
U.S. Treasury Bill
   0.89%, 01/08/04                                     6,000M        5,994,363
U.S. Treasury Bill
   0.90%, 01/08/04                                       500M          499,525
U.S. Treasury Bill
   0.895%, 01/15/04                                    5,500M        5,493,847
U.S. Treasury Bill
   0.95%, 01/22/04                                     6,000M        5,991,767
U.S. Treasury Bill
   0.96%, 01/29/04                                     5,000M        4,992,133
U.S. Treasury Bill
   0.915%, 02/05/04                                    2,000M        1,996,645
U.S. Treasury Bill
   0.925%, 02/05/04                                    3,000M        2,994,912
U.S. Treasury Bill
   0.94%, 02/12/04                                     3,150M        3,143,996
U.S. Treasury Bill
   0.945%, 02/12/04                                    4,000M        3,992,335
U.S. Treasury Bill
   0.975%, 02/19/04                                    5,025M        5,014,113
U.S. Treasury Bill
   0.91%, 02/24/04                                     1,800M        1,796,041
U.S. Treasury Bill
   0.92%, 02/24/04                                     5,000M        4,988,883
U.S. Treasury Bill
   0.935%, 03/04/04                                    8,000M        7,980,469
                                                                --------------
Total U.S. Treasury Obligations
   (Amortized Cost $81,067,666)                                     81,067,666
                                                                --------------

                                                                    Value
                                                    Shares        (Notes 1)
------------------------------------------------------------------------------
U.S. Treasury Institutional
 Funds 5.0%
BlackRock Provident Institutional Funds
 Treasury Fund #60 (Amortized cost
 $4,250,000)                                        4,250,000   $    4,250,000
                                                                --------------
Total Investments
 (Amortized Cost $85,317,666)*                                      85,317,666
                                                                --------------
Excess of Other Assets Over Liabilities 0.1%                           139,286
                                                                --------------
Net Assets                                                      $   85,456,952
                                                                ==============

*  Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

.................................................................................

                    Sentinel U.S. Treasury Money Market Fund

Statement of Assets and Liabilities
at November 30, 2003
------------------------------------------------------------------------------
Assets
Investments at value
 (Cost $85,317,666)                                             $   85,317,666
Cash and cash equivalents                                              237,709
Receivable for fund shares sold                                        734,913
Interest receivable                                                      2,562
                                                                --------------
   Total Assets                                                     86,292,850
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for fund shares repurchased                                    727,157
Income dividends payable                                                34,851
Accrued expenses                                                        27,577
Management fee payable                                                  28,000
Fund service fee payable                                                12,813
Deferred compensation                                                    5,500
                                                                --------------
   Total Liabilities                                                   835,898
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   85,456,952
                                                                ==============
Net Asset Value
   Class A Shares
$79,510,651/79,510,651 shares outstanding                       $         1.00
                                                                ==============
   Class B Shares
$5,946,301/5,946,301 shares outstanding                         $         1.00
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
Capital stock at par value                                      $      854,570
Paid-in capital                                                     84,602,382
                                                                --------------
Net Assets                                                      $   85,456,952
                                                                ==============
Statement of Operations
at November 30, 2003
------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $       72,923
Interest                                                               985,246
                                                                --------------
   Total Income                                                      1,058,169
                                                                --------------
Expenses
Management advisory fee                                                384,925
Transfer agent fees                                                    245,821
Custodian fees                                                          12,342
Accounting services                                                     30,950
Auditing fees                                                           10,700
Legal fees                                                               8,150
Reports and notices to shareholders                                     23,500
Registration and filing fees                                            42,806
Directors' fees and expenses                                            13,117
Other                                                                    9,473
                                                                --------------
   Total Expenses                                                      781,784
   Expense Reimbursement                                               (23,351)
   Expense Offset                                                         (992)
                                                                --------------
   Net Expenses                                                        757,441
                                                                --------------
Net Investment Income and Net Increase in Net
 Assets from Operations                                         $      300,728
                                                                ==============

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase In Net Assets from Operations
Net investment income                          $      300,728   $    1,204,227
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income
   Class A Shares                                    (280,796)      (1,135,231)
   Class B Shares                                     (19,933)         (68,996)
                                               --------------   --------------
Total Distributions to Shareholders                  (300,728)      (1,204,227)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                 151,533,220      394,281,662
   Class B Shares                                   7,428,868       11,693,723
Net asset value of shares in reinvestment
 of dividends and distributions
   Class A Shares                                     270,112        1,002,303
   Class B Shares                                      19,095           65,846
                                               --------------   --------------
                                                  159,251,295      407,043,534
Less: Payments for shares reacquired
   Class A Shares                                (169,428,497)    (417,042,181)
   Class B Shares                                 (11,449,508)      (8,122,476)
                                               --------------   --------------
Decrease in net assets from capital
 share transactions                               (21,626,710)     (18,121,123)
                                               --------------   --------------
Total Decrease In Net Assets for period           (21,626,710)     (18,121,123)
Net Assets: Beginning of period                   107,083,662      125,204,785
                                               --------------   --------------
Net Assets: End of period                      $   85,456,952   $  107,083,662
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                    Sentinel U.S. Treasury Money Market Fund

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                              0.0032       0.0115       0.0361       0.0504       0.0401
Net realized and unrealized gain (loss) on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                   0.0032       0.0115       0.0361       0.0504       0.0401
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income               0.0032       0.0115       0.0361       0.0504       0.0401
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                0.0032       0.0115       0.0361       0.0504       0.0401
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    0.32         1.15         3.64         5.18         4.09
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.78         0.73         0.69         0.73         0.70
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)**                                0.79         0.73         0.69         0.73         0.70
Ratio of net investment income to average
 net assets (%)                                      0.32         1.16         3.56         5.05         4.01
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                0.31         1.16         3.56         5.05         4.01
Net assets at end of period (000 omitted)      $   79,511   $   97,136   $  118,894   $  127,056   $  121,884

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class B Shares
Net asset value at beginning of period         $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               ----------   ----------   ----------   ----------   ----------
Income from Investment Operations
Net investment income                              0.0022       0.0089       0.0340       0.0473       0.0377
Net realized and unrealized gain (loss) on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                   0.0022       0.0089       0.0340       0.0473       0.0377
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income               0.0022       0.0089       0.0340       0.0473       0.0377
Distributions from realized gains on
 investments                                           --           --           --           --           --
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                0.0022       0.0089       0.0340       0.0473       0.0377
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    0.22         0.89         3.43         4.85         3.84
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          0.87         0.88         0.89         1.03         0.93
Ratio of expenses to average net assets
 before voluntary expense
 reimbursements (%)**                                1.09         0.88         0.89         1.03         0.93
Ratio of net investment income to average net
 assets (%)                                          0.24         0.86         3.21         4.72         3.79
Ratio of net investment income to average net
 assets before voluntary expense
 reimbursements (%)**                                0.02         0.86         3.21         4.72         3.79
Net assets at end of period (000 omitted)      $    5,946   $    9,948   $    6,311   $    4,068   $    5,378

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2).

See Notes to Financial Statements.

.................................................................................

        Sentinel Pennsylvania Tax-Free Trust seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk by investing in investment grade municipal bonds of Pennsylvania issuers.

                      Sentinel Pennsylvania Tax-Free Trust

For the fiscal year ended November 30, 2003, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 5.5%, compared to the 6.3% average return for the Lipper Analytical Services Inc. peer group of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned 6.6% during the same period.

Sentinel Pennsylvania Tax-Free Trust produced a total return of 5.5% for the fiscal year ended November 30, 2003. The currently taxable- equivalent yield of a 10-year maturity municipal bond is 5.7%, assuming the top marginal federal tax rate and Pennsylvania taxation. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

     Although municipal interest rates ended the period unchanged, volatility in the financial markets was quite high over the course of the fiscal year. Investor sentiment regarding the tepid pace of economic activity caused rates to rally sharply during the first half of 2003, only to reverse course in midsummer. Though the Federal Reserve remained committed to keeping short-term interest rates low, investors began to reposition portfolios after concluding that longer-term interest rates were unsustainably low. Currently, the dilemma facing fixed-income investors is to assess the implications of strong growth, low inflation, sluggish job creation and a weak U.S. dollar relative to major foreign currencies. Employment growth will most likely be the key variable in determining the direction of interest rates for the foreseeable future.

     Our portfolio strategy has focused on reducing the Trust's interest-rate sensitivity to protect capital, should interest rates begin to rise on the prospects of stronger economic growth. With the exception of California and Philadelphia, states and municipalities generally have weathered the economic downturn without experiencing significant credit deterioration. The Trust's credit quality remained strong, with an average credit rating of AA as of the end of the period. Currently, the taxable-equivalent yield of a 10-year maturity municipal bond is 5.7%, assuming the top marginal federal tax rate and Pennsylvania taxation. Municipal bonds remain a competitive investment vehicle for investors who are looking to maximize after-tax cash flows.

Sentinel Pennsylvania Tax-Free Trust Performance
Class A Shares, Ten Years Ended November 30, 2003

[CHART APPEARS HERE]

                                 Lipper's PA      Lehman
               PA Tax-Free        Municipal      Municipal
             Trust with/load   Debt Fund Avg.   Bond Index

11/30/1993             10000            10000        10000
11/30/1994              9130             9312         9475
11/30/1995             10478            11067        11265
11/30/1996             10999            11637        11928
11/30/1997             11666            12435        12783
11/30/1998             12466            13307        13775
11/30/1999             12058            12760        13627
11/30/2000             12992            13716        14741
11/30/2001             13990            14751        16032
11/30/2002             14759            15562        17045
11/30/2003             15572            16534        18179

* Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. For comparison, please note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Income may be subject to the alternative minimum tax (AMT). Past performance is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+   An unmanaged index of bonds reflecting average prices in the bond market.

[GRAPHIC APPEARS HERE]

     Looking ahead, we remain cautious in our interest rate outlook, as it appears that the economy is showing signs of sustainable growth. The Federal Reserve is committed to keeping short-term interest rates low until the economy begins to create new jobs. This strategy could have a negative impact on long-term rates if investors fear the economy is being overstimulated, which could lead to future inflation. We will position the Trust to reflect our current market views.


/s/ Kenneth J. Hart
Kenneth J. Hart

.................................................................................

                      Sentinel Pennsylvania Tax-Free Trust

Investment in Securities
at November 30, 2003

                                                 Principal
                                                   Amount           Value
                                                 (M=$1,000)        (Note 1)
------------------------------------------------------------------------------
Bonds 95.5%
Pennsylvania 87.9%
Allegheny County G/O
   5.15%, 10/01/11 (FGIC)                              1,000M   $    1,095,120
Armstrong County, PA Hospital Auth.
   6.25%, 06/01/13 (AMBAC)                             1,200M        1,215,756
Carbon County
   3.9%, 07/15/14 (MBIA)                                 520M          522,933
Cornwall-Lebanon, PA School District
   4.25%, 03/01/10 (MBIA)                              1,000M        1,062,700
Delaware River Port Authority, PA & NJ
   5.25%, 01/01/08 (AMBAC)                               500M          558,330
Delaware Valley, PA Regional Fin. Auth.
   5.5%, 08/01/28 (AMBAC)                              1,000M        1,119,150
Gettysburg, PA Municipal Auth. College
   5.375%, 08/15/13 (MBIA)                               670M          764,839
Grove City, PA Hospital Auth.
   5.25%, 07/01/12 (ACA)                                 500M          532,130
Jim Thorpe, PA Area School District
   5.3%, 03/15/16 (MBIA)                               1,500M        1,706,460
Lehigh County G/O
   5%, 11/15/07                                          500M          553,280
Lehigh County Industrial Dev.Auth.
   6.15%, 08/01/29 (MBIA)                              1,000M        1,085,750
Northampton County G/O
   5.75%, 10/01/13 (FSA)                               1,000M        1,175,360
Oxford Area School District
   5.25%, 02/15/10 (FGIC)                              1,000M        1,129,410
Parkland, PA School District
   5.375%, 09/01/15 (FGIC)                             1,000M        1,147,010
Pennsylvania Higher Educ. Facs.
   5.625%, 12/01/27 (MBIA)                             1,000M        1,066,530
Pennsylvania Housing Finance Agency
   5.8%, 10/01/29                                         55M           56,860
Pennsylvania Infrastruction Rev. Bond
   5.625%, 09/01/13  (MBIA)                            1,000M        1,111,520
Pennsylvania State G/O
   6.25%, 07/01/11                                     1,000M        1,201,530
Pennsylvania State Indl. Dev. Auth.
   5.5%, 07/01/15 (AMBAC)                              1,000M        1,137,750
PA State Turnpike Commn.
   5.25%, 12/01/07 (FGIC)                                640M          716,857
   5.375%, 07/15/14 (AMBAC)                              500M          558,910
Pennsylvania Trafford School Dist.
   5.9%, 05/01/11 (MBIA)                               1,000M        1,020,250
Philadelphia Water & Waste
   6.25%, 08/01/11 (MBIA)                              1,000M        1,199,710
   6.25%, 08/01/12 (MBIA)                                500M          601,530
Pittsburgh, PA Water & Sewer System Rev.
   6.5%, 09/01/13 (FGIC)                               1,000M        1,209,160
Pittsburgh Series A
   5.75%, 09/01/13 (FGIC)                              1,000M        1,165,870
York County Solid Waste
   5.5%, 12/01/14 (FGIC)                               1,000M        1,156,490
                                                                --------------
                                                                    25,871,195
                                                                --------------
Puerto Rico 7.6%
Puerto Rico Children's Trust Fund
   6%, 07/01/26                                        1,000M   $    1,182,430
Puerto Rico Commonwealth Hwy & Transport
   5.5%, 07/01/36                                      1,000M        1,058,690
                                                                --------------
                                                                     2,241,120
                                                                --------------
Total Bonds
   (Cost $25,784,081)                                               28,112,315
                                                                --------------

                                                                     Value
                                                   Shares           (Note 1)
-------------------------------------------------------------------------------
Short-Term Investments 4.8%
BlackRock Pennsylvania Municipal Money Market
 Institutional Class
 (Cost $1,400,000)                                  1,400,000   $    1,400,000
                                                                --------------
Total Investments
   (Cost $27,184,081)*                                              29,512,315
Excess of Liabilities Over Other Assets (0.3%)                         (92,162)
                                                                --------------
Net Assets                                                      $   29,420,153
                                                                ==============

* Cost for federal income tax purposes is substantially similar. At November 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $2,328,234 of which $2,330,628 related to appreciated securities and $2,394 related to depreciated securities. The following abbreviations are used in portfolio descriptions:
   (ACA) - ACA Financial Guaranty Corp.
   (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
   (FGIC) - Guaranteed by Financial Guaranty Insurance Co.
   (FSA) - Guaranteed by Financial Security Assurance Inc.
   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp
   G/O -  General Obligation Bond

                                              See Notes to Financial Statements.

.................................................................................

                      Sentinel Pennsylvania Tax-Free Trust

Statement of Assets and Liabilities
at November 30, 2003

------------------------------------------------------------------------------
Assets
Investments at value (Cost $27,184,081)                         $   29,512,315
Cash and cash equivalents                                              629,259
Receivable for fund shares sold                                              3
Receivable for interest                                                453,064
                                                                --------------
   Total Assets                                                     30,594,641
                                                                --------------

------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                     1,126,424
Accrued expenses                                                         6,111
Management fee payable                                                  13,298
Distribution fee payable                                                 7,596
Fund service fee payable                                                 4,083
Deferred compensation                                                   16,976
                                                                --------------
   Total Liabilities                                                 1,174,488
                                                                --------------
Net Assets Applicable to Outstanding Shares                     $   29,420,153
                                                                ==============
Net Asset Value and Offering Price Per Share
 $29,420,153/2,208,950 shares outstanding                       $        13.32
Sales Charge -- 4.00% of Offering Price                                   0.56
                                                                --------------
Maximum Offering Price Per Share                                $        13.88
                                                                ==============

------------------------------------------------------------------------------
Net Assets Represent
No par value shares of beneficial interest;
 authorized - unlimited shares
Paid-in-capital                                                 $   27,256,972
Distributions in excess of net investment income                        (3,544)
Accumulated undistributed net realized loss on investments            (161,509)
Unrealized appreciation of investments                               2,328,234
                                                                --------------
Net Assets                                                      $   29,420,153
                                                                ==============

Statement of Operations
For the Year Ended November 30, 2003
------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                       $        6,779
Interest                                                             1,433,245
                                                                --------------
   Total Income                                                      1,440,024
                                                                --------------
Expenses:
Management advisory fee                                                171,503
Transfer agent fees                                                     50,750
Custodian fees                                                           3,897
Distribution expense                                                    62,374
Accounting services                                                     12,000
Auditing fees                                                            5,500
Legal fees                                                               6,500
Reports and notices to shareholders                                      5,000
Registration and filing fees                                             8,128
Trustees fees and expenses                                              38,423
Other                                                                    5,608
                                                                --------------
   Total Expenses                                                      369,683
   Expense Offset                                                       (3,147)
                                                                --------------
   Net Expenses                                                        366,536
                                                                --------------
Net Investment Income                                                1,073,488
                                                                --------------

-------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                              118,991
Net change in unrealized appreciation                                  471,150
                                                                --------------
Net Realized and Unrealized Gain on Investments                        590,141
                                                                --------------
Net Increase in Net Assets from Operations                      $    1,663,629
                                                                ==============

See Notes to Financial Statements.

.................................................................................

                      Sentinel Pennsylvania Tax-Free Trust

Statement of Changes on Net Assets
                                                   Year Ended       Year Ended
                                                     11/30/03         11/30/02
------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                          $    1,073,488   $    1,128,764
Net realized gain on sales of investments             118,991           87,382
Net change in unrealized appreciation                 471,150          342,108
                                               --------------   --------------
Net increase in net assets from operations          1,663,629        1,558,254
                                               --------------   --------------

------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                         (1,078,242)      (1,130,282)
From realized gain on sale of investments                  --               --
                                               --------------   --------------
Total distributions to shareholders                (1,078,242)      (1,130,282)
                                               --------------   --------------

------------------------------------------------------------------------------
From Capital Share Transactions
Net proceeds from sales of shares                   1,897,925        4,566,895
Net asset value of shares in reinvestment
 of dividends and distributions                       729,552          757,675
                                               --------------   --------------
                                                    2,627,477        5,324,570
Less: Payments for shares reacquired               (5,204,177)      (3,703,148)
                                               --------------   --------------
Increase (decrease) in net assets from
 capital share transactions                        (2,576,700)       1,621,422
                                               --------------   --------------
Total Increase (Decrease)
 in Net Assets for period                          (1,991,313)       2,049,394
Net Assets: Beginning of period                    31,411,466       29,362,072
                                               --------------   --------------
Net Assets: End of period                      $   29,420,153   $   31,411,466
                                               ==============   ==============
Undistributed (Distributions in Excess of)
 Net Investment Income at End of Period        $       (3,544)  $        1,210
                                               ==============   ==============

See Notes to Financial Statements.

.................................................................................

                      Sentinel Pennsylvania Tax-Free Trust

Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                 11/30/03     11/30/02     11/30/01     11/30/00     11/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares
Net asset value at beginning of period         $    13.07   $    12.87   $    12.46   $    12.15   $    13.48
                                               ----------   ----------   ----------   ----------   ----------
Income (Loss) from Investment Operations
Net investment income                                0.46         0.49         0.54         0.60         0.62
Net realized and unrealized gain (loss)
 on investments                                      0.25         0.20         0.41         0.31        (1.04)
                                               ----------   ----------   ----------   ----------   ----------
Total from investment operations                     0.71         0.69         0.95         0.91        (0.42)
                                               ----------   ----------   ----------   ----------   ----------
Less Distributions
Dividends from net investment income                 0.46         0.49         0.54         0.60         0.62
Distributions from realized gains on
 investments                                           --           --           --           --         0.29
                                               ----------   ----------   ----------   ----------   ----------
Total Distributions                                  0.46         0.49         0.54         0.60         0.91
                                               ----------   ----------   ----------   ----------   ----------
Net asset value at end of period               $    13.32   $    13.07   $    12.87   $    12.46   $    12.15
                                               ==========   ==========   ==========   ==========   ==========
Total Return (%)*                                    5.51         5.49         7.68         7.75        (3.27)
Ratios/Supplemental Data
Ratio of net expenses to average net
 assets (%)                                          1.18         1.14         1.07         0.75         0.69
Ratio of expenses to average net assets
 before voluntary expense reimbursements
 (%)**                                               1.18         1.14         1.19         1.17         1.32
Ratio of net investment income to average
 net assets (%)                                      3.44         3.79         4.16         4.93         4.82
Ratio of net investment income to average
 net assets before voluntary expense
 reimbursements (%)**                                3.44         3.79         4.05         4.51         4.21
Portfolio turnover rate (%)                             9           23            8            7           21
Net assets at end of period (000 omitted)      $   29,420   $   31,411   $   29,362   $   28,493   $   30,630

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (5).

See Notes to Financial Statements.

.................................................................................

                          Notes to Financial Statements

(1)  Significant Accounting Policies:
The Sentinel Family of Funds (the "Funds") are comprised of the Sentinel Group Funds, Inc (the "Company") and the Sentinel Pennsylvania Tax Free Trust (the "Trust"). The Company and the Trust are registered as open-end investment companies under the Investment Company Act of 1940, as amended. The Company consists of fifteen separate series - Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund (a non-diversified series), Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Capital Markets Income Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. The Sentinel Pennsylvania Tax-Free Trust is also a non-diversified fund. All Funds offer one class of shares now referred to as Class A shares. In addition, Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity, Sentinel Growth Index (a non-diversified series), Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Capital Markets Income, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B shares. A third class of shares called Class C shares are offered for Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity, Sentinel Growth Index (a non-diversified series), Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond and Sentinel Capital Markets Income. Balanced Fund also offers a fourth class of shares called Class D shares.

     The following is a summary of significant accounting policies followed by the Funds.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. In regards to Sentinel International Equity Fund, Fair Value pricing procedures were utilized beginning October 22, 2003 whenever a significant event occurred after the close of trading in foreign markets, and began to be used every business day on December 12, 2003. A significant event may include price movements in securities traded in the United States. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Sentinel New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York and Pennsylvania respectively.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 2003.

                                            Accumulated
                                           undistributed
                                            net realized
                                            gain (loss)
                             Accumulated   on investments
                            undistributed   and foreign
                           net investment     currency
          Fund             income (loss)    transactions   Paid-in capital
-------------------------  --------------  --------------  ---------------
Flex Cap.................  $      505,831  $           --  $      (505,831)
Small Company............       2,737,948      (2,475,611)        (262,337)
Mid Cap Growth...........       1,656,179              --       (1,656,179)
International Equity.....        (115,656)        115,656               --
Capital Markets..........         262,643        (262,643)              --
Balanced.................         240,362        (240,362)              --
High Yield...............          26,272         (26,272)              --
Bond.....................         379,513        (379,513)              --
Government Sec...........         772,172        (772,172)              --
Short Maturity...........       7,243,961      (7,243,961)              --

.................................................................................

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities, Sentinel Short Maturity Government and Sentinel Capital Markets Income Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel International Equity Fund and Sentinel Capital Markets Income Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:
     (1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
     (2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
     The Sentinel International Equity Fund and Sentinel Capital Markets Income Fund do not isolate the portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts: International Equity Fund and Capital Markets Income Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed or delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in value of foreign currencies relative to the U.S. dollar. A Fund's risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities.

H. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

I. Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and are subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

     Transactions in options written during the fiscal year ended November 30, 2003 were as follows:

                                                 Sentinel       Sentinel
                                               Common Stock     Balanced
                                                   Fund           Fund
                                               ------------   ------------
Options outstanding at November 30, 2002       $         --   $         --
Options written                                    (416,341)       (68,144)
Options terminated in closing purchase
 transactions                                       360,966         59,198
Options expired                                      55,375          8,946
Options exercised                                        --             --
                                               ------------   ------------
Options outstanding at November 30, 2003       $         --   $         --
                                               ============   ============

J. Line of Credit: The Funds have obtained access to an unsecured line of credit of up to $30,000,000 from the custodian bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate plus an additional 50 basis points. In addition, a commitment fee of 0.1% of the unused balance is paid annually to the custodian bank. Such amounts are considered insignificant during the current year period.

.................................................................................

     At November 30, 2003 the line of credit was not utilized in any of the funds.

K. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

     Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

     Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

     Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset. The ratio of expenses to average net assets as set forth in the Financial Highlights of each Fund has not been reduced by this offset.

     The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:
Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co. ("SAC"), a Vermont general partnership whose general partners are National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., each an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Advisory Agreement, the Funds paid SAC during the period a monthly fee determined as follows: (1) With respect to Sentinel Flex Cap Opportunity Fund: 0.90% per annum on the first $250 million of average daily net assets; 0.85 per annum on the next $250 million of such assets; and 0.80% per annum on such assets in excess of $500 million. (2) With respect to Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (3) With respect to Sentinel Growth Index Fund: 0.30% per annum on the average daily net assets. (4) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (5) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (6) With respect to Sentinel Capital Markets Income Fund: 0.60% per annum on the average daily net assets of the Fund. (7) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (8) With respect to Pennsylvania Tax-Free Trust 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. (9) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

     With respect to Sentinel International Equity Fund, SAC has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel International Equity Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel International Equity Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

     With respect to Sentinel High Yield Bond Fund and Sentinel Capital Markets Income Fund, SAC has entered into a sub-advisory agreement with Evergreen Investment Management Company ("Evergreen"). Pursuant to such agreement, Evergreen provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Evergreen equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Evergreen will always be at least 0.35% per annum of the average daily net assets. With regards to Sentinel Capital Markets Income Fund, Sentinel Advisors pays Evergreen a sub-advisory fee equal to 0.25% per annum of the average daily value of the net assets.

     With respect to Sentinel Flex Cap Opportunity Fund, Fred Alger Management, Inc. provided a continuous investment program consistent with the Flex Cap Opportunity Fund's stated

.................................................................................

investment objectives and policies under a subadvisory agreement which terminated on December 31, 2003. Under the agreement, the Advisor paid a fee to Alger equal to 0.50% per annum of the average daily net assets.

     All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-l under the 1940 Act. These distribution plans are herein referred to as the "A Plans". Each of the Funds Class B shares (except Sentinel U.S. Treasury Money Market Fund) has also adopted a distribution plan applicable to its Class B shares. These plans are herein referred to as the "B Plans". Each of the Funds Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the "C Plans". The Sentinel Balanced Fund Class D has adopted a distribution plan referred to as the "D Plan".

     Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A shares outstanding in the case of the Sentinel Flex Cap Opportunity, Sentinel Small Company, Sentinel Mid Cap Growth, Sentinel International Equity, Sentinel Common Stock, Sentinel Balanced and Sentinel Capital Markets Income Funds, (b) 0.20% of average daily net assets relating to A shares outstanding in the case of the Sentinel Growth Index, Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Pennsylvania Tax-Free Trust and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees are used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund. The Growth Index Fund Class A shares are not assessed a distribution fee in respect to the seed money and exchange money from separate accounts owned by National Life Insurance Company. This will result in an overall Rule 12b-l fee to this class to be less than 0.20%. The Flex Cap Opportunity Fund Class A, B and C and High Yield Class B shares were not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. At November 30th 2003 there is no longer any seed money in the Flex Cap Opportunity Fund and Sentinel High Yield Class B. The Sentinel Capital Markets Income Fund Class A, B and C shares are not assessed a distribution fee in respect to the seed money shares owned by National Life Insurance Company. This will result in an overall Rule 12b-l fee to these classes to be less than 0.30% and 1.00% respectively, for so long as National Life maintains its investment in these share classes.

     Under the Plan applicable to the Class B shares, the Class B shares of each of the Flex Cap Opportunity, Common Stock, Balanced, Mid Cap Growth, Small Company, International Equity, Capital Markets Income, High Yield and Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other distribution, sales and marketing expenditures applicable to the Class B shares. The Class B shares of the Sentinel Growth Index Fund pays to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

     Under the Plan applicable to the Class C shares, the Class C shares of each of the Flex Cap Opportunity, Mid Cap Growth, Small Company, Growth Index, Common Stock, Balanced, International Equity, Capital Markets Income and High Yield Bond Funds pays to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

     Under the Plan Applicable to Balanced Fund Class D shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets.

     These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

     The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

     SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $6,334,814 for the fiscal year ended November 30, 2003. The Company has been advised that the total distribution charges retained by SFSC on the sale of shares amounted to $444,652 after allowances of $2,088,056 to Equity Services, Inc., $123,193 to Hornor, Townsend & Kent, Inc. ("HTK") and $74,298 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $3,604,615 to other investment dealers. During this same period, SFSC received $69,289 in contingent deferred sales charges from certain redemptions of Class A shares, $786,465 in contingent deferred sales charges from redemptions of Class B shares, $33,559 in contingent deferred sales charges from redemptions of Class C shares and $21,866 in contingent deferred sales charges from redemptions of Class D shares.

     During the period the Company transacted purchases and sales of portfolio securities through, among others, JMS and HTK for which they received $42,710 and $15,000, respectively, in brokerage commissions. In addition JMS and HTK acted as dealers on certain purchases of shares of the Company for which it received dealer's concessions noted above.

.................................................................................

     Each director of Sentinel Group Funds who is not an employee of the advisor or an affiliated company is paid an annual fee of $18,000 plus $2,250 for each meeting of the Board of Directors attended. In regards to Pennsylvania Tax-Free Trust, each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each Board of Trustees meeting attended. Certain directors of the Funds have chosen to have their quarterly fee, earned for retainer and meeting, invested in the Funds. These amounts are included in Directors' fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

     Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, HTK and SMC, the Funds receive fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Funds have contracted for with outside providers. Total fees for the fiscal year ended November 30, 2003 were $4,536,942.

     SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel International Equity Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B, C and D shares (excluding the Sentinel International Equity Fund) would also be reduced proportionately. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the fiscal year ended November 30, 2003 did not exceed 1.30% of its average daily net assets, attributable to Class A shares of any Fund.

     For the period March 30, 2002 through March 30, 2003 Sentinel Advisors voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios.

     .  Government Securities Fund Class A shares 0.86%
     .  Short Maturity Government Fund Class A shares 0.77%
     .  Tax-Free Income Fund Class A shares 0.76%
     .  New York Tax-Free Income Class A shares 0.50%

     Effective March 31, 2003 Sentinel Advisors has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the following:

     .  Short Maturity Government Fund Class A shares 0.82%
     .  New York Tax-Free Income Class A shares 0.75%

     With respect to the Sentinel Growth Index Fund Class A, Sentinel Advisors voluntarily waives advisory fees and other expenses to the extent necessary to limit the overall expense ratio to 0.65%. Sentinel Advisors currently intends to continue this fee waiver indefinitely: however, it may change or terminate the fee waiver at any time after November 30, 2003.

     In case of the Sentinel Growth Index Fund, the reimbursement of advisory fees will also benefit both the Class B and Class C shares of Sentinel Growth Index Fund.

     For the fiscal year ended November 30, 2003, the total amount reimbursable to Sentinel Growth Index Class A was $97,847 Sentinel Growth Index Class B $23,752 Sentinel Growth Index Class C $l,833, Sentinel Tax-Free Income Fund Class A $44,766, Sentinel New York Tax-Free Class A $65,465, Sentinel Government Securities Fund Class A $39,696, and Sentinel Short Maturity Government Fund Class A $882,143. In addition, Sentinel U.S. Treasury Money Market Class B is being reimbursed for Blue Sky registration fees that only pertain to that class and both Class A and Class B are being reimbursed for certain transfer agency fees. That reimbursable amount totals $17,863 for Class B and $5,488 for Class A.

     As of November 30, 2003, National Life, Penn Mutual and their affiliates, and members of the Vermont general partnerships held ownership of the Funds as follows:
                                                       Approximate
                                                       % Ownership
Sentinel Flex Cap Opportunity Fund - Class A                   0.2%
Sentinel Small Company Fund - Class A                          0.5%
Sentinel Mid Cap Growth Fund - Class A                         2.3%
Sentinel International Equity Fund - Class A                  14.1%
Sentinel Growth Index Fund - Class A                          27.5%
Sentinel Common Stock Fund - Class A                           0.7%
Sentinel Balanced Fund - Class A                               0.2%
Sentinel High-Yield Bond Fund - Class A                       34.9%
Sentinel Capital Markets Income Fund - Class A                22.1%
Sentinel Capital Markets Income Fund - Class B                12.8%
Sentinel Capital Markets Income Fund - Class C                29.2%
Sentinel Bond Fund - Class A                                   0.3%
Sentinel Government Securities Fund                            0.2%
Sentinel Short Maturity Government Fund                        1.1%
Sentinel U.S. Treasury Money Market Fund - Class A            15.7%
Sentinel U.S. Treasury Money Market Fund - Class B             1.4%

.................................................................................

(3) Investment Transactions:
Purchases and sales of investment securities (excluding short-term obligations) for the fiscal year ended November 30, 2003 were as follows:

                                Purchases of                      Sales of
                                 other than     Purchases of     other than
                                    U.S.            U.S.             U.S.       Sales of U.S.
                                 Government      Government      Government      Government
                                 direct and      direct and      direct and      direct and
                                   agency          agency          agency          agency
Fund                             obligations     obligations     obligations     obligations
-----------------------------  --------------  --------------  --------------  --------------
Flex Cap Opportunity.........  $   45,940,683  $           --  $   45,932,779  $           --
Small Company................     456,018,680              --     181,564,723              --
Mid Cap Growth...............     158,897,101              --     167,167,863              --
International Equity.........      23,691,375              --      29,282,020              --
Growth Index.................      17,929,423              --      14,611,720              --
Common Stock.................     707,048,674              --     753,382,103              --
Balanced.....................     131,221,373     431,424,072     145,867,525     416,772,554
High Yield...................     182,332,551              --     105,207,868              --
Capital Markets..............      53,006,822      36,430,564      16,056,264      25,299,691
Bond.........................      27,153,425     333,786,420      33,261,450     333,828,070
Tax-Free.....................      44,489,207              --      49,724,202              --
N.Y. Tax-Free................       7,854,521              --       1,381,810              --
Government...................              --     649,869,752              --     654,366,479
Short Maturity...............              --     536,950,624              --     418,354,771
PA Tax-Free..................       2,591,912              --       4,754,130              --


(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

     For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 2003 as follows:

Capital Loss Carryforward
                                                     Expiring in
                                                     ------------
Sentinel Flex Cap Opportunity        $  14,816,106     11/30/2008
                                        20,962,297     11/30/2009
                                        11,222,962     11/30/2010
                                     -------------
   Total                             $  47,001,365
                                     =============
Sentinel Mid Cap Growth              $  36,945,344     11/30/2009
                                        46,931,295     11/30/2010
                                     -------------
   Total                             $  83,876,639
                                     =============
Sentinel International Equity        $   4,054,897     11/30/2011
                                     =============
Sentinel Growth Index                $   1,377,084     11/30/2008
                                        15,095,408     11/30/2009
                                         9,840,676     11/30/2010
                                         4,665,432     11/30/2011
                                     -------------
   Total                             $  30,978,600
                                     =============
Sentinel High Yield Bond             $   1,049,872     11/30/2006
                                         4,543,183     11/30/2007
                                         5,502,189     11/30/2008
                                        11,485,809     11/30/2009
                                         2,122,093     11/30/2010
                                     -------------
   Total                             $  24,703,146
                                     =============
Sentinel Bond                        $   1,917,944     11/30/2007
                                         6,075,636     11/30/2008
                                     -------------
   Total                             $   7,993,580
                                     =============
Sentinel N.Y. Tax Free               $     129,306     11/30/2007
                                            10,660     11/30/2008
                                             5,151     11/30/2009
                                     -------------
   Total                             $     145,117
                                     =============
Sentinel Government Securities       $   3,183,229     11/30/2007
                                           405,855     11/30/2008
                                     -------------
   Total                             $   3,589,084
                                     =============
Sentinel Short Maturity Government   $      83,225     11/30/2004
                                           166,838     11/30/2005
                                         1,566,785     11/30/2007
                                           748,798     11/30/2008
                                         1,372,649     11/30/2010
                                         9,464,512     11/30/2011
                                     -------------
   Total                             $  13,402,807
                                     =============
Sentinel PA Tax-Free Trust           $     137,049     11/30/2008
                                            24,460     11/30/2009
                                     -------------
   Total                             $     161,509
                                     =============

     During the year ended November 30, 2003, the Funds utilized capital losses as follows:

                 Capital losses
    Fund            utilized
------------     --------------
Common Stock     $      282,289
Balanced              3,274,727
Bond                  1,506,802

     It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

(4) Fund Shares:
At November 30, 2003, 2 billion shares of one cent par value were authorized. There are 1.53 billion shares allocated to the various Funds as Class A shares, 320 million shares allocated to the various Funds as Class B shares, 130 million shares allocated to the various Funds as Class C shares and 20 million shares allocated to Sentinel Balanced Fund Class D shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

.................................................................................


                                                                                Net
                                             Shares issued                    increase
                                            in reinvestment                  (decrease)
                                            of dividends and     Shares      in shares
Fund                           Shares sold   distributions     reacquired    outstanding
-----------------------------  -----------  ----------------  ------------  ------------
Year Ended 11/30/03
Flex Cap Opportunity - A.....    1,892,245                --     1,813,367        78,878
Flex Cap Opportunity - B.....      546,003                --       629,276       (83,273)
Flex Cap Opportunity - C.....       88,108                --       130,389       (42,281)
Small Company - A............   58,120,274                --    15,797,008    42,323,266
Small Company - B............    7,261,259                --     2,908,814     4,352,445
Small Company - C............    9,620,375                --       827,997     8,792,378
Mid Cap Growth - A...........    2,388,451                --     2,913,365      (524,914)
Mid Cap Growth - B...........      376,018                --       622,295      (246,277)
Mid Cap Growth - C...........      298,672                --       316,353       (17,681)
International Equity - A.....    4,280,103           130,631     4,543,412      (132,678)
International Equity - B.....      157,946             9,793       430,485      (262,746)
International Equity - C.....       53,467               780        35,535        18,712
Growth Index - A.............      945,436            10,934       730,576       225,794
Growth Index - B.............      141,387                --       154,723       (13,336)
Growth Index - C.............       45,151                --        17,158        27,993
Common Stock - A.............    2,489,854           194,642     4,361,523    (1,677,027)
Common Stock - B.............      390,191             1,045     1,109,125      (717,889)
Common Stock - C.............       52,855                44        53,274          (375)
Balanced - A.................    2,676,533           201,555     2,739,842       138,246
Balanced - B.................      396,049            19,831       892,763      (476,883)
Balanced - C.................       69,800             1,632        76,971        (5,539)
Balanced - D.................      176,758             2,322        86,925        92,155
High Yield - A...............   11,676,172           398,206     3,974,842     8,099,536
High Yield - B...............    1,998,967           210,514     3,068,555      (859,074)
High Yield - C...............    1,373,770            62,881       403,741     1,032,910
Capital Markets Income - A*..    3,601,753            34,111       245,470     3,390,394
Capital Markets Income - B*..      812,180             7,413        38,152       781,441
Capital Markets Income - C*..      550,749             4,207        41,784       513,172
Bond - A.....................    2,731,886           363,903     3,708,621      (612,832)
Bond - B.....................      924,344           112,862     1,640,276      (603,070)
Tax-Free.....................    1,018,622           137,543     1,441,394      (285,229)
N.Y. Tax-Free................      732,417            57,607       372,433       417,591
Government...................    4,784,781           396,660     5,643,418      (461,977)
Short Maturity...............   30,004,361         1,321,586    19,135,939    12,190,008
U.S. Treasury - A............  151,533,219           270,112   169,428,497   (17,625,166)
U.S. Treasury - B............    7,428,868            19,095    11,449,508    (4,001,545)
Pennsylvania Tax-Free........      142,399            54,822       391,835      (194,614)

Year Ended 11/30/02
Flex Cap Opportunity - A.....      735,141                --     1,427,520      (692,379)
Flex Cap Opportunity - B.....      396,906                --       775,696      (378,790)
Flex Cap Opportunity - C.....      146,348                --       211,568       (65,220)
Small Company - A............   36,764,905           314,622    14,665,007    22,414,520
Small Company- B.............    6,439,188            79,231     2,142,643     4,375,776
Small Company- C.............    4,830,774             3,874       230,093     4,604,555
Mid Cap Growth - A...........    3,287,376                --     4,505,571    (1,218,195)
Mid Cap Growth - B...........      384,449                --       653,400      (268,951)
Mid Cap Growth - C...........      190,907                --       220,603       (29,696)
International Equity - A**...   18,155,108            73,563    19,231,024    (1,002,353)
International Equity - B**...      176,728             4,029       413,763      (233,006)
International Equity - C**...      271,065               374       277,887        (6,448)
Growth Index - A.............      778,834               763       705,915        73,682
Growth Index - B.............      181,523                --       250,020       (68,497)
Growth Index - C.............       45,047                --        35,912         9,135
Common Stock - A.............    4,597,805         3,592,756     7,630,929       559,632
Common Stock - B.............      486,863           409,554     1,145,485      (249,068)
Common Stock - C.............    1,306,402            47,091     1,368,042       (14,549)
Balanced - A.................    1,781,615         1,017,007     2,533,689       264,933
Balanced - B.................      498,698           192,197       789,373       (98,478)
Balanced - C.................      143,958            23,544       196,097       (28,595)
Balanced - D.................      254,228            17,094        50,535       220,787
High Yield - A...............    3,425,090           157,872     1,110,946     2,472,016
High Yield - B...............    1,078,111           280,670       782,851       575,930
High Yield - C...............    1,306,985            22,309     1,005,510       323,784
Bond - A.....................    8,021,014           404,708     8,198,522       227,200
Bond - B.....................    1,427,055           121,249     1,069,796       478,508
Tax-Free.....................    1,943,328           157,548     2,145,704       (44,828)
N.Y. Tax-Free................      308,953            59,300       133,650       234,603
Government...................    6,648,497           311,781     3,776,787     3,183,491
Short Maturity...............   25,564,645           673,639     9,401,298    16,836,986
U.S. Treasury - A............  394,281,662         1,002,303   417,042,181   (21,758,216)
U.S. Treasury - B............   11,693,723            65,846     8,122,476     3,637,093
Pennsylvania Tax-Free........      349,706            58,533       286,548       121,691

*   Commenced operations March 10,2003.
**  Formerly Sentinel World Fund. Name change effective July 1, 2002.

.................................................................................

(5) Post Retirement Benefits:
The Company provides certain health care and life insurance benefits to its retirees. At November 30, 2003 the projected obligation for such benefits had been accrued.

(6) Distributions to Shareholders:
The tax character of distributions paid during the year ended November 30, 2003 were as follows:

                                                         Long Term    Return
                              Ordinary    Tax-Exempt      Capital       of
Fund                           Income       Income         Gain       Capital      Total
-------------------------   ------------  -----------  -------------  -------  -------------
Flex Cap.................             --           --             --       --             --
Small Company............             --           --             --       --             --
Mid Cap..................             --           --             --       --             --
International Equity.....      1,290,643           --        516,522       --      1,807,165
Growth Index.............        219,989           --             --       --        219,989
Common Stock.............      6,405,553           --             --       --      6,405,553
Balanced.................      3,686,301           --             --       --      3,686,301
High Yield...............      9,671,981           --             --       --      9,671,981
Capital Markets..........        912,464           --             --       --        912,464
Bond.....................      4,412,576           --             --       --      4,412,576
Tax-Free.................             --    2,182,181             --       --      2,182,181
N.Y. Tax-Free............             --    1,187,561             --       --      1,187,561
Government...............      4,927,859           --             --       --      4,927,859
Short Maturity...........     15,256,842           --             --       --     15,256,842
US Treasury..............        301,567           --             --       --        301,567
PA Tax-Free..............             --    1,078,242             --       --      1,078,242

The tax character of distributions paid during the year ended November 30, 2002 were as follows:

                                                         Long Term    Return
                              Ordinary    Tax-Exempt      Capital       of
Fund                           Income       Income         Gain       Capital      Total
-------------------------   ------------  -----------  -------------  -------  -------------
Small Company............              0            0      2,367,964        0      2,367,964
International Equity.....      1,187,321            0              0        0      1,187,321
Growth Index.............         18,867            0              0        0         18,867
Common Stock.............      6,483,153            0    135,897,148        0    142,380,301
Balanced.................      5,628,797            0     14,990,140        0     20,618,937
High Yield...............      5,792,139            0              0        0      5,792,139
Bond.....................      4,657,057            0              0        0      4,657,057
Tax-Free.................              0    3,186,572              0        0      3,186,572
N.Y. Tax-Free............              0    1,084,003              0        0      1,084,003
Government...............      4,015,282            0              0        0      4,015,282
Short Maturity...........      7,492,581            0              0        0      7,492,581
US Treasury..............      1,204,227            0              0        0      1,204,227
PA Tax-Free..............              0    1,130,282              0        0      1,130,282

(7) Subsequent Events:
At the Sentinel Funds Board of Directors Meeting held on December 11, 2003 a new fund called the Sentinel Mid Cap Core Fund was approved to commence operations at or around March 1, 2004. This fund will be advised by Sentinel Advisors. As compensation in full for services under its Investment Advisory Agreement, the Mid Cap Core Fund will pay to the Advisor a fee, payable monthly in arrears and determined as follows: 0.75% per annum of the first $500 million of daily average net assets of the Fund, and 0.70% per annum on the daily average net assets of the Fund in excess of $500 million.

     Approval was also given to Sentinel Advisors to become the sole investment manager for the Sentinel Flex Cap Opportunity Fund beginning December 31, 2003.

     As compensation in full for services rendered under its Investment Advisory Agreement, the Flex Cap Opportunity Fund will pay to the Advisor a reduced fee, payable monthly in arrears and determined as follows: 0.75% per annum on the first $500 million of daily average net assets of the Fund; and 0.70% per annum on the daily average net assets of the Fund in excess of $500 million. The sub-advisory agreement with Fred Alger Management, Inc. was terminated effective December 31, 2003.

     On December 22, 2003, the Sentinel Funds paid the following dividends and distributions per share:

                                      Net          Short-term      Long-Term
                                   Investment        Capital        Capital
                                     Income           Gain           Gain
                                   ----------      ----------      ---------
Small Company - A..............    $       --      $   .03919      $  .04927
Small Company - B..............            --          .03919         .04927
Small Company - C..............            --          .03919         .04927
International Equity - A.......          .140              --             --
Growth Index - A...............          .090              --             --
Common Stock - A...............          .046         1.05134        1.08015
Common Stock - B...............            --         1.05134        1.08015
Common Stock - C...............            --         1.05134        1.08015
Balanced - A...................          .067          .36221             --
Balanced - B...................          .033          .36221             --
Balanced - C...................          .033          .36221             --
Balanced - D...................          .030          .36221             --
High Yield - A.................          .050              --             --
High Yield - B.................          .044              --             --
High Yield - C.................          .044              --             --
Capital Markets - A............          .041          .00458             --
Capital Markets - B............          .034          .00458             --
Capital Markets - C............          .036          .00458             --
Bond - A.......................          .024              --             --
Bond - B.......................          .020              --             --
Tax-Free ......................          .037              --         .03594
N.Y. Tax-Free..................          .039              --             --
Government.....................          .037              --             --
Short Maturity.................          .035              --             --
PA Tax-Free....................          .033              --             --

.................................................................................

                         Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors/Trustees and Shareholders of Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Flex Cap Opportunity Fund, Sentinel Small Company Fund, Sentinel Mid Cap Growth Fund, Sentinel International Equity Fund, Sentinel Growth Index Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Capital Markets Income Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund, comprising the Sentinel Group Funds, Inc. and Sentinel Pennsylvania Tax-Free Trust, (hereafter referred to as the "Funds") at November 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2003

.................................................................................

                    Information and Services for Shareholders

Federal Tax Status of Dividends and Distributions
(unaudited)

     For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 2003 qualifying for the 70% dividend received deduction available to corporations are as follows:
     .  Sentinel Growth Index Fund  100%
     .  Sentinel Common Stock Fund  100%
     .  Sentinel Balanced Fund       71%

     In January 2004 you will be sent 2003 Form 1099-DIV from the Sentinel Funds. The form will indicate the Federal income tax status of the dividends and capital gains distributions paid to you by check or credited to your account in additional shares during the calendar year 2003. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 2003. The Funds intend to designate the maximum amount of dividends, qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

How to contact Sentinel

By telephone. Getting in touch with Sentinel is as easy as making a telephone call, or going on the internet.

     You can contact Sentinel Investor Services 24 hours a day by calling 1-800-282-FUND (3863). During normal Eastern Time business hours you may choose to speak with an Investor Services representative, or access OnCall 24, Sentinel's account interaction service.

     The OnCall 24 menu provides quick, easy voice response or telephone keypad access to a broad selection of Sentinel's most important information and services anytime of the day or night.

Over the internet. If you prefer, you may access Sentinel service and account information at www.sentinelfunds.com on the internet.

     You'll find complete information about Sentinel products, services, performance and prices. In addition, you'll also find a wealth of educational information designed to help you make informed investment decisions.

By mail. Please be sure to include your name, address, account number and all other pertinent information. Mail your inquiry to the Sentinel Funds at these addresses:

Postal Deliveries:                      Express Deliveries:
Sentinel Funds                          Sentinel Funds
P.O. Box 1499                           One National Life Drive
Montpelier, VT 05601-1499               Montpelier, VT 05601

How to invest

To open a new account. Complete the application in the prospectus which also contains additional information about the Funds.

To add shares. You may add shares to the same fund you own by sending a check directly to Sentinel Administrative Service Company.

To invest automatically. Sentinel offers a number of ways to invest automatically.

     To transfer money periodically from your checking or savings account into any Sentinel fund:
     . Decide how much you would like to transfer. You may open an Automatic Investment Plan account with as little as $50 as long as you reach a minimum balance of $1,000 within two years. (Sentinel Growth Index Fund Automatic Investment Plan minimums: $100 initial, $100 subsequent.)
     .  Decide the frequency of your investment.
     . Shares will be purchased on or about the 5th of the month unless otherwise specified. You will receive a confirmation of your automated transactions quarterly by mail.
     . You can also choose to have the amount of your Automatic Investment Plan investments increase by any percentage or dollar amount you specify. Increases can occur annually, semiannually, quarterly or monthly. Changes to the Plan may be made over the phone.

There is no charge for these services.

To dollar cost average. When you transfer the same dollar amount through the Automatic Investment Plan on a regular basis, you "dollar cost average." This means you buy more shares when prices are low and fewer when prices are high. Assuming you continue the program over time, this can reduce your average cost per share. Dollar cost averaging does not guarantee a profit or protect against loss in a constantly declining market. If the strategy is discontinued when the value of shares is less than their cost, a loss may be incurred. That's why you should consider your ability to continue such a program through periods of declining markets. To establish a dollar cost averaging plan:
     . Complete the Electronic Funds Transfer section of the Application and select your frequency of investment.
     .  Allow at least one month for your first transfer to be made.

To invest by telephone. The Telephone Investment Service enables you to move money directly from your bank account to a Sentinel fund of your choice, automatically and at no charge. To have access to the Telephone Investment
Service:
     .  Complete the Telephone Investment Service section of the Application.
     . You may use the Telephone Investment Service to transfer any amount from $50 to $50,000. Just call Sentinel Investor Services.

.................................................................................

To invest on the internet. To invest with Sentinel over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there.

The Government Direct Deposit Privilege. The Government Direct Deposit Privilege enables you to purchase Fund shares automatically via direct deposit of your federal salary, Social Security or certain veterans, military or other payments from the federal government. You may choose to deposit any amount from these payments (minimum of $50.00). To enroll you must complete and return a Direct Deposit Sign-Up Form to Sentinel for each type of payment to be deposited. Contact Sentinel or the appropriate federal agency for forms. Note that death or legal incapacity will terminate participation, and that should you wish to terminate participation you'll need to provide written notification to the appropriate federal agency.

Payroll Savings Plan. The Payroll Savings Plan enables you to purchase Fund shares automatically on a regular basis (minimum of $50.00 per transaction). Depending upon your employer's direct deposit program, you may have part or all of your paycheck invested in your existing Sentinel account electronically through the Automated Clearing House system each pay period. To begin you'll need to file an authorization form, available from Sentinel Service, with your employer's payroll department. Note that you may change amounts or cancel the Plan only by written notification to your employer.

How to exchange shares among Sentinel funds

To make a telephone exchange. Call Investor Services before the close of business on any day the New York Stock Exchange is open, to receive the net asset value (share price with no sales charge) at the close of that business day.
     . There is no charge for telephone exchanges. The minimum transaction is $1,000 unless exchanging to a fund you already own.
     . No sales charge applies, except when new shares are exchanged from the U.S. Treasury Money Market Fund to another Sentinel fund.
     . New assets must remain in an account for a minimum of 15 days before they can be exchanged to another fund.
     .  Accounts must be identically registered.

To exchange on the internet. To exchange shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

To make a mail exchange. Explain the exchange you would like to make in writing and mail it to Sentinel. The exchange will take place on the day your request is received in good order.

To make Systematic Exchanges. You may ask to have shares liquidated in one Sentinel fund and purchased in one or more other Sentinel funds automatically every month. There is no charge for this service, and accounts need not be identically registered.

How to make changes

Registration. Call Investor Services for instructions.

Address. Call Investor Services - or complete the address change section on the back of your account statement and return in the post-paid return envelope. You may also change your address over the internet at www.sentinelfunds.com.

The Reinstatement Privilege. If you redeem shares, or receive a dividend or capital gain distribution in cash and later want to reinvest that same amount, you may do so within 365 days at no sales charge.

How to redeem shares

By telephone. Call before the close of business on any day the New York Stock Exchange is open to redeem shares at that day's closing net asset value.

To redeem on the internet. To redeem shares over the internet, simply access your account on our website at www.sentinelfunds.com and follow the easy instructions you'll find there. Note that all transaction requests made after the close of business on any day the New York Stock Exchange is open will reflect prices at the close of the next business day.

By Systematic Withdrawal Plan. A Systematic Withdrawal Plan (SWP) allows you to specify an amount or a percentage to be mailed to you regularly or deposited directly to your bank account. Accounts must have a minimum balance of $5,000 to qualify (except in Sentinel U.S. Treasury Money Market Fund).
     . Note that to provide this income, the fund sells shares. If the amount of the Systematic Withdrawal Plan exceeds the fund's growth rate, withdrawals may deplete principal. Redemptions may reduce or even eventually exhaust your account.
     . For retirement accounts with American Guaranty & Trust Company (AG&T) serving as custodian, Systematic Withdrawal Plans based on a life-expectancy or fixed percentage are available.

By free check writing. Available on Class A shares of Sentinel High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free, New York Tax-Free, Pennsylvania Tax-Free and U.S. Treasury Money Market funds only.
     . The minimum amount per check is $500 ($250 for the U.S. Treasury Money Market Fund). Shares are redeemed to cover the amount of the check on the day the check is presented for payment.
     .  There is no maximum number of checks per month.
     .  Note that check writing is not available on retirement plan accounts.

.................................................................................

Other services, features and information

Automatic reinvestment. Dividends and/or capital gains may be automatically reinvested at net asset value (share price with no sales charge) in additional shares of the same fund or in the same class of another Sentinel fund.

Distributions. You may receive distributions in cash (check), or have them deposited directly to your bank account.

Retirement accounts. Sentinel funds may be used as investment vehicles for your tax-deferred retirement plan. For an application and custodial agreement, call your financial advisor or Sentinel Service.

Confirmations. Every time a transaction takes place in your account, you will receive a confirmation of activity. Automated transactions are confirmed quarterly.

Portfolio Statements. The Portfolio Statement consolidates all accounts with the same Tax Identification Number (TIN) and ZIP code. Other shareholder accounts may be added upon request.
     .  You will receive your Portfolio Statement quarterly.
     . You will receive a statement in January which summarizes all account activity for the prior year.

Average cost basis statements. Average cost basis statements are available for certain types of accounts. Call Investor Services for information.

Calculating the value of your account. Your Portfolio Statement shows the value of your account. You may also find your account balance by multiplying your fund's net asset value (NAV) by the number of shares you own. Your fund's NAV will be found under the Mutual Fund heading in the Financial section of most major daily newspapers. If you prefer, you can also call Investor Services for your account balance information.

Trust services. A full range of trust instruments and professional trust management services are available through our affiliate, American Guaranty & Trust Company (AG&T). Established in 1914, AG&T is a Delaware-chartered company which, with its affiliates, currently holds approximately $1.5 billion in trust and retirement accounts.

Tax deferred retirement plans. Sentinel Service, as agent for American Guaranty & Trust Co., will act as custodian for:
     .  Individual Retirement Accounts (IRAs)
     .  SIMPLE IRAs
     .  403(b)(7) Plans
     .  Roth IRAs
     .  Roth Conversion IRAs
     .  Coverdell ESA
     .  SEP IRAs

Certificates. You can obtain certificates for your Sentinel Funds shares, but it's not recommended because you must return them when redeeming shares or changing ownership. Also, if certificates are lost or destroyed, you will have to purchase a surety bond from an insurance company to replace them.

Want more information about investing?

Ask your financial advisor or call. We'll be happy to send you more information on the fine Sentinel Companies products and services listed below:
     .  Payroll Savings Direct Deposit
     .  Government Direct Deposit
     .  Asset Allocation - An Investor's Guide
     .  Retirement Planning - The 30 Minute Strategy Kit
     .  403(b) Retirement Plan Kit
     .  Individual Retirement Accounts (IRA) and SIMPLE IRAs
     .  The Roth IRA
     .  Coverdell Education Savings Accounts
     .  The Sentinel Automatic Investment Plan
     .  American Guaranty & Trust Company trust services
     .  Dollar Cost Averaging
     .  Sentinel OnCall 24 automated account interaction service
     .  Sentinel SingleSource Remitter Service
     . Sentinel Destinations retirement plan administration control program for sponsors and administrators

.................................................................................

                      The Sentinel Funds Board of Directors

[GRAPHIC APPEARS HERE]

Top row, left to right: Richard H. Showalter, John Raisian, John D. Feerick, Keniston P Merrill, Richard I. Johannesen, Jr., Richard J. Borda.

Bottom row, left to right: Nancy L. Rose, Susan M. Sterne, Thomas H. MacLeay, Angela E. Vallot, Deborah G. Miller.

.................................................................................

                               Directors/Trustees

The same 11 persons serve as Directors of Sentinel Group Funds, Inc. and Trustees of Sentinel Pennsylvania Tax-Free Trust. Their names and other information about them are set forth below.

                       Position(s)        Term of Office*                                        Number of
                       Held with          and Length of      Principal Occupation(s) During      Funds           Public
Name, Address, Age     the Funds          Time Served        Past Five Years                     Overseen        Directorships
-------------------------------------------------------------------------------------------------------------------------------
Richard J. Borda (72)  Director/Trustee   Director/Trustee   Retired; National Life Insurance    2 registered
P.O. Box 6091                             since 1985         Company - Former Vice Chairman of   investment
Carmel, California                                           the Board, 1985 to 1990, Director,  companies
93923                                                        1975 to 1991                        consisting of
                                                                                                 16 portfolios
-------------------------------------------------------------------------------------------------------------------------------
John D. Feerick (67)   Director/Trustee   Director/Trustee   Fordham University School of Law -  2 registered    Wyeth -
140 West 62nd Street                      since 1984         Dean, 1982 to 2002; Professor of    investment      Director, 1987
New York, New York                                           Law, 2002 to present; Trustee -     companies       to present
10023                                                        New York Medical College, 2000 to   consisting of
                                                             present; American Arbitration       16 portfolios
                                                             Association - Former Director and
                                                             Chair
-------------------------------------------------------------------------------------------------------------------------------
Richard I.             Director/Trustee   Director/Trustee   Retired; Former Vice President and  2 registered
Johannesen, Jr. (69)                      since 1994         Manager - Bond Market Research      investment
87 Whitney Lane                                              Department, Salomon Brothers Inc.   companies
Stowe, Vermont 05672                                                                             consisting of
                                                                                                 16 portfolios
-------------------------------------------------------------------------------------------------------------------------------
Keniston P. Merrill    Director/Trustee   Director/Trustee   Retired; Former Chairman of the     2 registered
(67)                                      since 1987         Board of the Company, 1990 to       investment
Brainstorm Farm,                                             1997; Chairman of the Board of the  companies
P.O. Box 404                                                 Pennsylvania Fund, 1990 to 1997;    consisting of
Randolph, Vermont                                            Sentinel Advisors Company -         16 portfolios
05060                                                        Chairman and Chief Executive
                                                             Officer, 1993 to 1997; American
                                                             Guaranty & Trust Company -
                                                             Director, 1993 to 1997
-------------------------------------------------------------------------------------------------------------------------------
Deborah G. Miller      Director/Trustee   Director/Trustee   Enterprise Catalyst Group - Chief   2 registered
(54)                                      since 1995         Executive Officer, 1999 to          investment
1117 Hamilton Avenue                                         present; Digital Equipment          companies
Palo Alto, California                                        Corporation - Vice                  consisting of
94301                                                        President-Americas Systems          16 portfolios
                                                             Business Unit, 1995 to 1998

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.

.................................................................................

                       Position(s)        Term of Office*                                        Number of
                       Held with          and Length of      Principal Occupation(s) During      Funds           Public
Name, Address, Age     the Funds          Time Served        Past Five Years                     Overseen        Directorships
-------------------------------------------------------------------------------------------------------------------------------
John Raisian, Ph.D.    Director/Trustee   Director/Trustee   Hoover Institution at Stanford      2 registered
(54)                                      since 1996         University - Director and Senior    investment
Hoover Institution,                                          Fellow, 1991 to present; Director,  companies
Stanford University                                          Stanford Faculty Club, 1994 to      consisting of
Serra and Galvey                                             present; Member of the Editorial    16 portfolios
Streets                                                      Board, Journal of Labor Research,
Stanford, California                                         1983 to present; Member, American
94305-6010                                                   Economic Association, World
                                                             Affairs Council, Council of
                                                             Foreign Relations, National
                                                             Association of Scholars
-------------------------------------------------------------------------------------------------------------------------------
Nancy L. Rose (45)     Director/Trustee   Director/Trustee   Massachusetts Institute of          2 registered
MIT Department of                         since 2003         Technology - Professor of           investment
Economics                                                    Economics, 1985 to present;         companies
50 Memorial Drive                                            National Bureau of Economic         consisting of
Cambridge,                                                   Research - Director of Industrial   16 portfolios
Massachusetts                                                Organization Research Program,
02142-1347                                                   1990 to present
-------------------------------------------------------------------------------------------------------------------------------
Richard H. Showalter   Director/Trustee   Director/Trustee   Dartmouth-Hitchcock Alliance and    2 registered
(56)                                      since 2003         Mary Hitchcock Memorial Hospital -  investment
Dartmouth-Hitchcock                                          Senior Vice President and Chief     companies
Medical Center                                               Financial Officer, 1985 to          consisting of
One Medical Center                                           present; Dartmouth-Hitchcock        16 portfolios
Drive                                                        clinic - Senior Vice President and
Lebanon, New                                                 Chief Financial Officer, 1999 to
Hampshire                                                    present; Dartmouth-Hitchcock
                                                             Medical Center - Treasurer, 1995
                                                             to present
-------------------------------------------------------------------------------------------------------------------------------
Susan M. Sterne        Director/Trustee   Director/Trustee   Economic Analysis Associates, Inc.  2 registered
(57)**                                    since 1990         - President and Chief Economist,    investment
5 Glen Court                                                 1979 to present                     companies
Greenwich,                                                                                       consisting of
Connecticut                                                                                      16 portfolios
06830-4505
-------------------------------------------------------------------------------------------------------------------------------
Angela E. Vallot (47)  Director/Trustee   Director/Trustee   Angela Vallot Management            2 registered
Colgate-Palmolive                         since 1996         Consulting, 2003 to present;        investment
Company                                                      Colgate-Palmolive Company - Vice    companies
300 Park Avenue                                              President - Global Workplace        consisting of
New York, New York                                           Initiatives, 2001 to 2003; Texaco,  16 portfolios
10022                                                        Inc. - Director of Stakeholder
                                                             Relations, 1997 to 2001; Of
                                                             Counsel - Law firm of Arent, Fox,
                                                             Kintner, Plotkin and Kahn,
                                                             1989-1997; Associate - Law firm of
                                                             Jones, Day, Reavis and Pogue,
                                                             1985-1989; Trustee of the District
                                                             of Columbia Retirement Board,
                                                             1992-1996

* Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation, or removal as provided in the Funds' bylaws, charters or by statute.
** Ms. Sterne's son is married to the daughter of John M. Grab, Jr., the Vice President of the Funds.

.................................................................................

                                    Officers

Certain information relating to Thomas H. MacLeay, the Director/Trustee who is an "interested person" of the Funds as defined in the Investment Company Act, and to the other officers of the Funds, is set forth below. These individuals are interested persons of the Funds because of their positions with the investment adviser and the principal underwriter of the Funds, and their affiliates.

                       Position(s)        Term of Office***                                      Number of
                       Held with          and Length of      Principal Occupation(s) During      Funds           Public
Name, Address, Age     the Funds          Time Served        Past Five Years                     Overseen        Directorships
-------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay      Chairman, and      Chairman since     National Life Group - Chairman of   2 registered
(55)                   Director/Trustee   2003               the Board and Chief Executive       investment
National Life Drive                                          Officer, 2002 to present;           companies
Montpelier, Vermont                                          President and Chief Operating       consisting of
05604                                                        Officer, 1996 to 2001; National     16 portfolios
                                                             Life Insurance Company - Chief
                                                             Financial Officer, 1991 to 1996;
                                                             various investment management,
                                                             corporate planning and financial
                                                             roles, 1975 to 1991
-------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger     President          President since    Sentinel Management Company -       2 registered
50)                                       2003               President and Chief Executive       investment
National Life Drive                                          Officer since 2003; President and   companies
Montpelier, Vermont                                          Chief Operating Officer 2001 to     consisting of
05604                                                        2003; Sentinel Administrative       16 portfolios
                                                             Services Company and Equity
                                                             Services, Inc. - President and
                                                             Chief Executive Officer since
                                                             2001; President and Chief
                                                             Operating Officer 1999 to 2001;
                                                             American Guaranty & Trust Company
                                                             - Chairman since 2003; Lincoln
                                                             Financial Advisors, Ft.Wayne, IN
                                                             - Chief Operating Officer,  1990
                                                             to 1999
-------------------------------------------------------------------------------------------------------------------------------
John M. Grab, Jr.,     Vice President     Vice President     Sentinel Management Company -       2 registered
C.P.A. (57)            and Chief          since 1988, Chief  Senior Vice President, 1993 to      investment
National Life Drive    Financial Officer  Financial Officer  present; Sentinel Administrative    companies
Montpelier, Vermont                       since 2002         Service Company - Senior Vice       consisting of
05604                                                        President, 1993 to present; ESI -   16 portfolios
                                                             Senior Vice President and Chief
                                                             Financial Officer, 1988 to
                                                             present; American Institute of
                                                             Certified Public Accountants; The
                                                             Vermont Society of Certified
                                                             Public Accountants

*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

.................................................................................

                       Position(s)        Term of Office***                                      Number of
                       Held with          and Length of      Principal Occupation(s) During      Funds           Public
Name, Address, Age     the Funds          Time Served        Past Five Years                     Overseen        Directorships
-------------------------------------------------------------------------------------------------------------------------------
Thomas P. Malone       Vice President     Vice President     Sentinel Administrative Service     2 registered
(47)                   and Treasurer      and Treasurer      Company - Vice President, 1997 to   investment
National Life Drive                       since 1997         present; Assistant Vice President,  companies
Montpelier, Vermont                                          1990 to 1997; Sentinel Group        consisting of
05604                                                        Funds, Inc. - Vice President &      16 portfolios
                                                             Treasurer, 1997 to present;
                                                             Assistant Vice President, 1990 to
                                                             1997
-------------------------------------------------------------------------------------------------------------------------------
D. Russell Morgan      Secretary          Secretary since    National Life - Assistant General   2 registered
(48)                                      1988               Counsel, 2001 to present; Senior    investment
National Life Drive                                          Counsel, 2000 to 2001; Counsel,     companies
Montpelier, Vermont                                          1994 to 2000; ESI - Counsel, 1986   consisting of
05604                                                        to present; Sentinel Advisors       16 portfolios
                                                             Company - Sentinel Financial
                                                             Services Company - Sentinel
                                                             Administrative Service Company -
                                                             Counsel, 1993 to present

Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Sidley Austin Brown & Wood LLP

Independent Accountants
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
State Street Bank - Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator
Sentinel Administrative Service Company

*** Each Director/Trustee serves until his or her successor is elected and qualified, until the March meeting of the Boards after the Director/Trustee attains age 72, or until his or her death, resignation or removal as provided in the Funds' bylaws, charters or by statute. Each Officer is elected by, and serves at the pleasure of, the Boards of the Funds.

.................................................................................

                                 A Brief History

[LOGO]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock.

     Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

     Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Mid Cap Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Six more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund, Sentinel High Yield Bond Fund, Sentinel Growth Index Fund, Sentinel Flex Cap Opportunity Fund and Sentinel Capital Markets Income Fund were introduced on September 2, 1986, October 1, 1990, June 23, 1997, September 10, 1999, February 25, 2000 and March 10, 2003,
respectively.

     In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. Also organized as a series fund, the "Cash Fund" was was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

     On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. were Sentinel Small Company Fund, Sentinel International Equity Fund and Sentinel U.S. Treasury Money Market Fund. The fourth new member of the Sentinel Family of Funds was Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group. Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

     On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

     Effective June 30, 2002, Provident Mutual sold its interest in the partnership to National Life.

     The sixteen funds in the Sentinel Family of Funds, which includes the fifteen funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $3.6 billion which are managed on behalf of shareholders in approximately 192,000 individual, corporate and institutional accounts. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

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126

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                                                                             127

.................................................................................


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128

.................................................................................


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129

[LOGO]
Sentinel Funds
Integrity Since 1934

Sentinel Flex Cap Opportunity Fund
Sentinel Small Company Fund
Sentinel Mid Cap Growth Fund
Sentinel International Equity Fund
Sentinel Growth Index Fund
Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel High Yield Bond Fund
Sentinel Capital Markets Income Fund
Sentinel Bond Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund

Sentinel Pennsylvania Tax-Free Trust

Member of
Forum for Investor Advice
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332
www.sentinelfunds.com

ITEM 2. CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of November 30, 2003, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended November 30, 2003 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended November 30, 2003 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)  Not applicable.
(f)  A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------
The Registrant's Board of Trustees has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant's Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------
(a) Not applicable.

(b) Not applicable.

ITEM 6. [RESERVED]
------------------------------------------------------------------------------
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 10. CONTROLS AND PROCEDURES
------------------------------------------------------------------------------
The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS
------------------------------------------------------------------------------
(a)(1) Code of Ethics.
(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Pennsylvania Tax-Free Trust

By: /s/ Thomas H. MacLeay
---------------------------
Thomas H. MacLeay, Chairman & Chief Executive Officer

Date: January 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ John M. Grab
---------------------------
John M. Grab, Jr., Vice President & Chief Financial Officer

Date: January 27, 2004